FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                      Prospectus | March 4, 2001

o Global Fund
o International Growth Fund
o Large Cap Value Fund
o Large Cap Growth Fund
o Structured Core Fund
o U.S. Small Cap Fund
o U.S. Micro-Cap Fund
o Real Estate Securities Fund
o Bond Fund
o California Intermediate Tax-Free Fund
o Money Market Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                  [LOGO]
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
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FREMONT MUTUAL FUNDS

Detailed descriptions of objectives and principal strategies, main risks, performance, fees, and portfolio management

Global Fund                                                             2

International Growth Fund                                               4

Large Cap Value Fund (formerly New Era Value Fund)                      6

Large Cap Growth Fund (formerly New Era Growth Fund)                    8

Structured Core Fund                                                   10

U.S. Small Cap Fund                                                    12

U.S. Micro-Cap Fund                                                    14

Real Estate Securities Fund                                            16

Bond Fund                                                              18

California Intermediate Tax-Free Fund                                  20

Money Market Fund                                                      22

About the Advisor                                                      24


SHAREHOLDER GUIDE

Managing your Fremont account

Types of Accounts                                                      26

How to Invest                                                          27

How to Sell Your Shares                                                29

Dividends, Distributions, and Taxes                                    32


APPENDIX

Investment Terms                                                       34

Financial Highlights                                                   36

Fremont's Privacy Statement                                            43

Certain Legal Matters                                                  44

FREMONT GLOBAL FUND
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OBJECTIVE

The Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities
(cash).

PRINCIPAL STRATEGY

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds), and cash (including stock and bond index futures), and through global diversification. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

Normally, the Fund will invest in at least three countries, including the United States.

To determine the allocation to each asset class, Fund management:

o     Develops global economic and financial forecasts.

o Examines financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

Each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

Fund management will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different than those used by public companies in the United States. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund's investments in bonds or bond index futures; these include: changes in interest

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 15.99% for the quarter ending 12/31/99. The lowest return for a quarter was -11.40% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 22.78%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996   1997    1998    1999    2000     2001     2002    2003
 ----    ----    ----   ----    ----    ----    ----    ----      ----    ----
-4.17%  19.28%  13.97%  9.93%  10.01%  22.35%  -6.60%  -10.30%  -12.98%  22.78%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark indices.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT GLOBAL FUND
                                1 Year          5 Years      10 Years
                               --------------------------------------
Before Taxes                    22.78%            1.84%         5.61%

After Taxes
on Distributions(1)             22.67%            0.03%         3.33%

After Taxes on
Distributions and
Sale of Fund Shares(1)          14.94%            0.62%         3.59%

MSCI EAFE Index(2)              1 Year          5 Years      10 Years
                               --------------------------------------
                                38.58%           -0.03%         4.48%

S&P 500(R)Index(2)              1 Year          5 Years      10 Years
                               --------------------------------------
                                28.69%           -0.56%        11.06%

CITIGROUP NON-U.S. GOV'T. BOND INDEX(2)

                               1 Year           5 Years      10 Years
                               --------------------------------------
                                1.88%             5.44%         7.40%

LEHMAN BROS. INTERMEDIATE GOV'T./CREDIT BOND INDEX(2)

                               1 Year           5 Years      10 Years
                               --------------------------------------
                                4.67%             6.65%         6.98%

(See "Investment Terms" on page 34 for a description of these indices.)

-------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Does not reflect deductions for fees, expenses or taxes.


2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

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GLOBAL ASSET ALLOCATION
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rates, the credit-worthiness of the bond issuers, and economic conditions.
Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio. Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

Because the Fund's portfolio management team actively allocates money among different types of investments, investors are subject to the risk that the team's investment decisions may increase the potential for a loss, especially over short time periods.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
Deducted from Fund assets

Management Fees............................0.60%
Distribution (12b1) Fees .................. None
Other Expenses ............................0.35%
  Total Annual Fund
    Operating Expenses.....................0.95%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT GLOBAL FUND

1 Year   3 Years    5 Years    10 Years
---------------------------------------
 $97       $303      $525       $1,166

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
E. Douglas Taylor
Alexandra Kinchen
Debra L. McNeill, CFA

The Global Fund is managed by Fremont Investment Advisors' asset allocation team (pictured). The team is responsible for the overall management of the Fund including determining the portion of assets allocated to each portfolio of the Fund. On average, each of the members has more than 20 years of investment experience.

In addition, five sub-advisors manage portions of the Fund, each with a specific investment focus: Armstrong Shaw Associates, Inc., U.S. large cap value stocks; Delaware International Advisers Ltd., international stocks; Jarislowsky Fraser Limited, international stocks; Kern Capital Management LLC, U.S. micro-cap stocks; and Northstar Capital Management, Inc., U.S. large cap growth stocks. For a discussion of the business experience of the portfolio managers and each of these sub-advisors, please turn to page 24.

WHY IS A "BENCHMARK" INDEX IMPORTANT?

Every mutual fund has to report its performance compared to a broad-based benchmark, such as the S&P 500 Index. Most often, the index tracks the performance of securities similar to those in which the fund invests.

A benchmark index can help investors judge how a fund has performed compared to an objective standard. When you compare your fund to the benchmark, remember that actively managed funds do not always invest in all the securities contained in an index. Therefore, a fund is likely to perform differently from its benchmark.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  3

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FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont International Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in international stocks. Fund management focuses its investments on stocks of international companies that possess superior growth prospects and are reasonably priced at the time of purchase. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, Fund management will invest at least 90% of the Fund's total assets in securities of issuers based outside the U.S. The Fund invests primarily in mid to large capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of December 31, 2003, the median market cap of the companies held by the Fund was $31.9 billion. Fund management uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

o     The company's industry should be growing faster than the global GDP.

o The company should have sound financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

o     The company should have proven leaders with successful track records.

o The company's stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

Fund management will normally sell a security when the company's growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund's investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 26.09% for the quarter ending 12/31/99. The lowest return for a quarter was -20.13% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 29.06%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1995    1996    1997   1998    1999    2000      2001     2002    2003
  ----    ----    ----   ----    ----    ----      ----     ----    ----
  7.21%  13.01%  -8.38%  9.81%  57.30%  -22.72%  -24.14%  -22.04%  29.06%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT INTERNATIONAL GROWTH FUND+

                                                          Since
                                                        Inception
                                  1 Year     5 Years      3/1/94
                                 --------------------------------
Before Taxes                      29.06%      -1.48%      0.94%

After Taxes
on Distributions(1)               28.88%      -2.34%      0.24%

After Taxes on
Distributions and
Sale of Fund Shares(1)            19.12%      -1.51%      0.59%

MSCI EAFE INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                           Since
                                                         Inception
                                  1 Year     5 Years      3/1/94
                                 ---------------------------------
                                  38.58%      -0.03%       3.73%

(See "Investment Terms" on page 34 for a description of the index.)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+     Jarislowsky Fraser Limited began managing the Fund on June 28, 2002.


4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

INTERNATIONAL GROWTH
-------------------------------------------------------------------------------

Investments in securities of medium size companies involve greater risk of loss than larger companies, and their prices can change more frequently and dramatically.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (30 days)....................2.00%+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees.............................1.00%
Distribution (12b1) Fees ................... None
Other Expenses..............................0.71%
   Total Annual Fund
   Operating Expenses.......................1.71%
  Less: Fees waived and
    Reimbursed++............................0.21%
  Net Operating Expenses....................1.50%

+ You will be charged a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT INTERNATIONAL GROWTH FUND

1 Year     3 Years   5 Years   10 Years
---------------------------------------
 $153       $474       $818     $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Michel C. Brutti
D.S. (Kim) Kertland

The Fremont International Growth Fund is managed by Sub-Advisor, Jarislowsky Fraser Limited ("JFL"). JFL, founded in 1955, manages global assets for institutional and non-institutional clients. As of December 31, 2003, JFL managed over $33.6 billion in assets.

JFL's Investment Strategy Committee is responsible for the portfolio management of the Fund. The Committee's members include: Len Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph Sirdevan, CFA; D.S. (Kim) Kertland; Robert MacFarland, CFA; Kim White, CFA; and Jacques Nolin. The members of the Committee have an average of 20 years of investment experience.

WHAT ARE THE BENEFITS OF A TEAM MANAGEMENT APPROACH?

Fund management believes that the team management approach allows:

o     Group discussion and evaluation of investments.

o Managers to focus on business sectors that are within their area of expertise.

o Close monitoring of every stock in the portfolio by the person who knows it best.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  5

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FREMONT LARGE CAP VALUE FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund) seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in undervalued stocks of large U.S. corporations. Under normal conditions, the Fund will hold approximately 60-80 stocks. At any time, the Fund may hold more or fewer stocks depending on market conditions or asset flows. As of December 31, 2003, the median market cap of companies held by the Fund was $50.1 billion.

Normally, the Fund will invest at least 80% of its total assets in these U.S. large cap stocks. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders. Fund management follows their Relative Value Strategy to select stocks for the portfolio:

o First, Fund management applies a quantitative model to identify undervalued stocks with positive earnings revisions.

o Next, they conduct qualitative due diligence on stocks that ranked well based on their quantitative model.

Stocks are normally sold when the model ranks a stock poorly or when Fund management loses conviction in a company's fundamentals.

Although the Fremont Large Cap Value Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

Because the Fund's portfolio managers actively buy and sell securities of the Fund, investors are subject to the risk that the investment decisions may increase the potential for a loss, especially over short periods.

PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.95% for the quarter ending 6/30/03. The lowest return for a quarter was -20.77% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 34.07%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 2001        2002         2003
 ----        ----         ----
-15.58%     -28.71%      34.07%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003

FREMONT LARGE CAP VALUE FUND+

                                                      Since Inception
                                  1 Year                  12/29/00
                                 ------------------------------------
Before Taxes                      34.07%                  -6.89%

After Taxes
on Distributions(1)               33.93%                  -6.96%

After Taxes on
Distributions and
Sale of Fund Shares(1)            22.32%                  -5.82%

RUSSELL 1000 VALUE INDEX
(Does not reflect deductions for fees, expenses or taxes.)
                                                            Since
                                  1 Year                  12/29/00
                                 ------------------------------------
                                  30.03%                     1.22%

(See "Investment Terms" on page 34 for a description of the index.)

-------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+     Alliance Capital Management LP began managing the Fund on March 31, 2003.


6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

VALUE
--------------------------------------------------------------------------------

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees............................0.75%
Distribution (12b1) Fees .................. None
Other Expenses.............................1.16%
 Total Annual Fund Operating Expenses......1.91%
Less: Fees waived and
Reimbursed++...............................0.71%
Net Operating Expenses.....................1.20%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.20%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT LARGE CAP VALUE FUND

1 Year   3 Years    5 Years    10 Years
---------------------------------------
 $122     $381       $660       $1,455

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]

Paul C. Rissman
Frank Caruso
Aryeh Glatter
Susanne Lent
Craig Ayers

The Fremont Large Cap Value Fund is managed by Sub-Advisor, Alliance Capital Management LP, ("AllianceBernstein").

As of December 31, 2003, AllianceBernstein managed $475 billion in assets. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high net worth individuals worldwide. The Fund is managed by AllianceBernstein's five-member Relative
Value Portfolio Management team. The team includes: Paul Rissman, executive vice president, Frank Caruso, senior vice president, Aryeh Glatter, senior vice president, Susanne Lent, senior vice president, and Craig Ayers, vice president. The members of the team have an average of 13 years of industry experience.

WHEN IS A STOCK CONSIDERED TO BE UNDERVALUED?

A company's stock may be considered undervalued when its price is lower than the industry average. Fund managers use various valuation models to determine the relative value of each stock they purchase.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund) seeks long-term capital appreciation.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in a concentrated selection of common stocks of large U.S. companies. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders. As of December 31, 2003, the median market cap of the companies held by the Fund was $30.9 billion.

Fund management utilizes a fundamental and analytical approach to security selection.

When selecting stocks, Fund management seeks to identify companies that they believe demonstrate most, if not all, of the following characteristics:

o     A history of above-average earnings growth.

o     Higher than average projected earnings growth.

o     Relatively attractive valuations.

o     Higher than average return on equity.

Once they have identified companies that pass these fundamental hurdles, they focus on investment intangibles such as quality of products and services, marketing prowess and management strength. Companies possessing a high number of these subjective factors are shaped into a portfolio of 25 to 35 stocks.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

As a non-diversified fund, the Fund may make larger investments in individual companies and, as each stock carries a higher weighting within the portfolio, the value of the portfolio as a whole can be greatly affected by declines in the value of a single stock. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 7.38% for the quarter ending 6/30/03. The lowest return for a quarter was -12.68% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 18.46%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

                                 2002       2003
                                 ----       ----
                                -25.80%    18.46%

                              COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003

FREMONT LARGE CAP GROWTH FUND

                                                      Since Inception
                                  1 Year                  12/31/01
                                 ------------------------------------
Before Taxes                      18.46%                  -6.25%

After Taxes
on Distributions(1)               18.46%                  -6.25%

After Taxes on
Distributions and

Sale of Fund Shares(1)            12.00%                  -5.28%

S&P 500 INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                           Since
                                  1 Year                  12/31/01
                                 ------------------------------------
                                  28.69%                   0.13%

(See "Investment Terms" on page 34 for a description of the index.)

-------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

GROWTH
-------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees......................... 0.95%
Distribution (12b1) Fees ...............  None
Other Expenses ......................... 1.30%
 Total Annual Fund Operating Expenses .. 2.25%
Less: Fees waived and
 Reimbursed++........................... 0.85%
Net Operating Expenses.................. 1.40%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.40%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT LARGE CAP GROWTH FUND

1 Year     3 Years    5 Years   10 Years
----------------------------------------
 $143        $443       $766     $1,680

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
H. Kent Mergler, CFA
Stephen K. Mergler

The Fremont Large Cap Growth Fund is managed by Sub-Advisor, Northstar Capital Management, Inc. (Northstar). Northstar provides investment advisory services to institutional and non-institutional clients through its separate account management services. As of December 31, 2003, Northstar managed over $508 million in assets.

The Fund is team managed by H. Kent Mergler, CFA, CIC, president, Stephen K. Mergler, JD, vice president, Robert G. Jacobsen, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.


GROWTH STOCKS VERSUS VALUE STOCKS

"Growth stocks" are publicly traded companies whose earnings are growing and expected to grow at an above average rate compared to other stocks in their category. "Value stock" companies may have relatively high earnings but low stock prices because of internal or external factors or investor misperception about the future of the company.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Structured Core Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in the stocks of large U.S. companies. As of December 31, 2003, the median market cap of the companies held by the Fund was $52.3 billion. Normally, the Fund will invest at least 65% of its total assets in these large cap stocks.

With the help of quantitative analysis, Fund management seeks "growth at a reasonable price," meaning they look for companies with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, Fund management:

o Uses a sophisticated computer model to evaluate approximately 1,200 of the largest U.S. companies.

o Identifies stocks that are relatively inexpensive and have rising earnings expectations.

o Over the long term, aims to keep the portfolio turnover rate below the industry average.

Fund management will normally sell a security when:

o     It is no longer reasonably priced,

o Lower earnings growth forecasts negatively impact the stock's long-term growth potential, or

o     The stock substantially increases portfolio risk relative to the S&P 500.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a general drop in U.S. stock prices. These changes may occur over long and short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 22.13% for the quarter ending 12/31/98. The lowest return for a quarter was -17.28% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 27.09%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

1994    1995    1996    1997    1998    1999     2000     2001     2002    2003
----    ----    ----    ----    ----    ----     ----     ----     ----    ----
0.41%  33.60%  25.10%  28.96%  15.88%  17.19%   -8.14%  -13.49%  -24.26%  27.09%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT STRUCTURED CORE FUND

                                1 Year   5 Years  10 years
                               ---------------------------
Before Taxes                    27.09%    -2.16%     8.44%

After Taxes
on Distributions(1)             26.95%    -3.42%     5.97%
After Taxes on

Distributions and
Sale of Fund Shares(1)          17.78%    -2.36%     6.14%

S&P 500 INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                               1 Year    5 Years  10 years
                               ---------------------------
                               28.69%     -0.56%    11.06%

(See "Investment Terms" on page 34 for a description of the index.)

-------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

GROWTH/VALUE
-------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees........................... 0.35%
Distribution (12b1) Fees .................  None
Other Expenses ........................... 0.46%
  Total Annual Fund
     Operating Expenses................... 0.81%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT STRUCTURED CORE FUND

1 Year    3 Years   5 Years   10 Years
--------------------------------------
$83        $259      $450      $1,002

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTO]
Debra L. McNeill, CFA

The Fremont Structured Core Fund is managed by Fremont Investment Advisors, Inc. Debra L. McNeill, CFA, vice president, is the portfolio manager of the Fund.

Ms. McNeill has been with the Advisor since 1996.

WHAT DO YOU MEAN BY "GROWTH AT A REASONABLE PRICE"?

Looking for "growth at a reasonable price" is one of several different approaches fund managers can use to help them pick which stocks to include in their portfolio. The Structured Core Fund's manager uses this approach to look for stocks for which she can answer "yes" to the following two questions:

o     Does the stock show signs of superior growth?

o Is the stock available at an attractive price relative to its long-term appreciation potential?


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in the common and preferred stocks of U.S. small cap companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at least 80% of its assets in the stocks of U.S. small cap companies. The Fund's policy of investing 80% of its assets in U.S. small cap companies may be changed only upon 60 days' written notice to shareholders. The Fund generally focuses on growing companies that are selling at attractive valuations. Fund management is committed to keeping a small cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small capitalization range.

Fund management utilizes a fundamental, bottom-up process to identify companies:

o Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

o     That have strong, experienced management teams.

o Whose stock is selling at reasonable valuations that Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months.

Fund management diversifies the Fund's portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

Fund management will normally sell a security when: it no longer meets the Fund's investment criteria; they believe the company issuing the security is unable to sustain a competitive advantage; they anticipate a deterioration in the company's fundamentals; or they determine that the security is overvalued.

MAIN RISKS

This Fund is designed for investors who are willing to accept the risks of investing in small company stocks. These risks include a relatively short earnings history, competitive conditions, and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 62.16% for the quarter ending 12/31/99. The lowest return for a quarter was -33.76% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 44.30%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

         1998       1999       2000       2001       2002      2003
         ----       ----       ----       ----       ----      ----
        17.63%     125.23%   -26.86%    -13.24%    -39.88%    44.30%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT U.S. SMALL CAP FUND+

                                                           Since
                                                         Inception
                                  1 Year    5 Years       9/24/97
                                  --------------------------------
Before Taxes                      44.30%      4.39%        5.44%

After Taxes
on Distributions(1)               44.30%      3.16%        4.43%

After Taxes on
Distributions and
Sale of Fund Shares(1)            28.80%      3.37%        4.37%

RUSSELL 2000 GROWTH INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                           Since
                                 1 Year    5 Years        9/24/97
                                 --------------------------------
                                 48.53%      0.85%         -0.30%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ TimesSquare Capital Management, Inc. began managing the Fund on December 31, 2002.


12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

AGRESSIVE GROWTH
--------------------------------------------------------------------------------

American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ............................1.00%
Distribution (12b1) Fees.................... None
Other Expenses .............................0.72%
   Total Annual Fund
      Operating Expenses ...................1.72%
Less: Fees waived and
      Reimbursed++..........................0.12%
Net Operating Expenses .....................1.60%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.60%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. SMALL CAP FUND

1 Year     3 Years   5 Years   10 Years
---------------------------------------
$163        $505      $871      $1,900

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

The Board of Directors of the Fremont Funds has determined that it is in the best interest of the shareholders to close the U.S. Small Cap Fund when the Fund's total assets reach approximately $100 million. For additional information, please see page 25.

PORTFOLIO MANAGEMENT

[PHOTOS]
Yvette C. Bockstein
Grant R. Babyak

The Fremont U.S. Small Cap Fund is managed by Sub-Advisor, TimesSquare Capital Management, Inc. ("Times-Square"). TimesSquare is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2003, TimesSquare managed over $43.4 billion in assets.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a managing director and portfolio manager with over 37 years of investment experience. Prior to joining TimesSquare in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary

Trust Company International, which she joined in 1978. Mr. Babyak is a managing director and portfolio manager with over 15 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996.

WHAT IS A "SMALL CAP" STOCK?

Generally, a small cap stock is one with a market capitalization of $1.5 billion or less. The outstanding companies in this asset class are often characterized as fast-growing and recognized for their innovation and superior growth potential.

Small cap companies tend to have limited earnings histories and may rely on one or a limited number of products. Their stock prices may also be more volatile than those of larger, more established companies.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Micro-Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges or over-the-counter.

Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund's policy of investing 80% of its assets in U.S. micro-cap companies may be changed only upon 60 days' written notice to shareholders. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o     Meets with corporate managers to discuss business plans and strategies.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become overvalued. Based on their judgment, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC)

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 49.70% for the quarter ending 12/31/99. The lowest return for a quarter was -29.02% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/03 was 56.64%. Past performance (before and after taxes) is no indication of future performance.

Annual Performance

     1995    1996    1997   1998    1999     2000    2001    2002    2003
     ----    ----    ----   ----    ----     ----    ----    ----    ----
     54.04%  48.70%  6.99%  2.86%  129.50%  -10.62%  5.28%  -32.91%  56.64%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT U.S. MICRO-CAP FUND

                                                         Since
                                                        Inception
                                  1 Year     5 Years     9/24/97
                                  ------------------------------
Before Taxes                      56.64%      17.81%     20.33%

After Taxes
on Distributions(1)               56.64%      14.22%     17.55%

After Taxes on
Distributions and
Sale of Fund Shares(1)            36.82%      13.46%     16.68%

RUSSELL 2000 GROWTH INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                           Since
                                 1 Year    5 Years        6/30/94
                                 --------------------------------
                                  48.53%    0.85%          6.92%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees++............................. 1.64%
Distribution (12b1) Fees......................  None
Other Expenses ...............................  None
  Total Annual Fund
    Operating Expenses ....................... 1.64%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor receives a single management fee from the Fund and is obligated to pay all Fund expenses except extraordinary expenses and interest, brokerage commissions, and other transaction charges relating to the Fund's investment activities. Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 2.5% on the first $30 million, 2.00% on the next $70 million, and 1.50% on average daily net assets over $100 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. Micro-Cap FUND

1 Year     3 Years   5 Years   10 Years
---------------------------------------
$167        $517       $892     $1,944

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

The U.S. Micro-Cap Fund is currently closed to new investors. For additional information, please see page 25.

PORTFOLIO MANAGEMENT

[PHOTOS]
Robert E. Kern, Jr.
David G. Kern, CFA

The Fremont U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC (KCM). KCM was founded in 1997 by Robert E. Kern Jr., CEO, and David G. Kern, president. As of December 31, 2003 KCM managed over $1.8 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1994. The Fund is co-managed by David Kern, CFA.

The Fund's four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise.

Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001.

WHAT IS A "MICRO-CAP" COMPANY?

A "micro-cap" company has a total stock market capitalization that places it among the smallest 5% of publicly traded companies in the United States. As of December 31, 2003, the market capitalizations of these companies ranged from $10 million to $696 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Real Estate Securities Fund seeks a combination of income and long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its assets in these types of companies of all sizes. The Fund's policy of investing 80% of its assets in companies principally engaged in the real estate industry may be changed only upon 60 days' written notice to shareholders.

Fund management believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking its objective, Fund management carefully:

o Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel, and industrial.

o Selects stocks by evaluating each company's real estate value, quality of its assets, and management record for improving earnings and increasing asset value--relative to other publicly traded real estate companies.

Fund management will normally sell a stock when it appreciates to a premium to the underlying real estate value, or the anticipated return is not sufficient compared to the risk of continued ownership.

MAIN RISKS

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.33% for the quarter ending 6/30/99. The lowest return for a quarter was -11.72% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/03 was 33.80%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

                1998    1999    2000    2001    2002    2003
                ----    ----    ----    ----    ----    ----
               -17.75%  2.28%   11.23%  14.32%  1.96%   33.80%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT REAL ESTATE SECURITIES FUND+

                                                       Since
                                                     Inception
                                1 Year     5 Years   12/31/97
                                ------     -------   --------
Before Taxes                    33.80%      12.15%     6.50%

After Taxes
on Distributions(1)             31.62%      10.38%     4.86%

After Taxes on
Distributions and
Sale of Fund Shares(1)          21.72%       9.37%     4.47%

S&P 500 INDEX(2)                                       Since
                                1 Year    5 Years    12/31/97
                                ------    -------    --------
                                28.69%     -0.56%      3.79%

WILSHIRE REIT INDEX(2)                                 Since
                               1 Year     5 Years    12/31/97
                               ------     -------    --------
                               36.18%      15.14%      9.03%

(See "Investment Terms" on page 34 for a description of the indices.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Does not reflect deductions for fees, expenses or taxes.

+     Lend Lease Rosen began managing the Fund on March 16, 2001


16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

GROWTH, INCOME, AND DIVERSIFICATION
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees .......................... 0.85%
Distribution (12b1) Fees .................  None
Other Expenses............................ 0.89%
   Total Annual Fund
      Operating Expenses.................. 1.74%
Less: Fees waived and
   Reimbursed++........................... 0.24%
Net Operating Expenses.................... 1.50%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT REAL ESTATE SECURITIES FUND

1 Year    3 Years   5 Years   10 Years
--------------------------------------
$153       $474       $818      $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Dr. Kenneth T. Rosen
Michael A. Torres

The Fremont Real Estate Securities Fund is managed by Sub-Advisor, Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen").

Lend Lease Rosen provides institutional investors and high net worth individuals with a research-driven approach to Real Estate Investment Trust (REIT) investments. As of December 31, 2003, Lend Lease Rosen managed $2.9 billion in separate accounts and commingled funds.

Dr. Kenneth T. Rosen, chairman, and Michael A. Torres, chief executive officer, are co-managers of the Fund.

Dr. Rosen has 33 years of real estate research experience, focusing on quantitatively based regional economic and property market forecasts. Mr. Torres joined Lend Lease Rosen in 1995 and has over 17 years of real estate and securities research experience.

WHAT IS A "REIT"?

A Real Estate Investment Trust or "REIT" (pronounced reet) is a corporation or business trust that owns, manages and develops pools of properties--from apartments and office buildings to self-storage facilities--for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital.

PRINCIPAL STRATEGY

The Fund invests in fixed income instruments such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets (including borrowing for investment purposes) in these types of instruments. The Fund's policy of investing 80% of its assets in these types of instruments may be changed only upon 60 days' written notice to shareholders. The Fund may also invest in derivatives such as options, futures, contracts, or swap agreements.

In its effort to provide consistently attractive returns, Fund management:

o Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

o Annually updates its long-term outlook by determining a general maturity/duration range for the portfolio in relation to the market.

o Manages duration to help control risk. The Fund seeks to maintain an average duration of three to six years.

o Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality.

Fund management will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund's investments are subject to the following risks:

o INTEREST RATE RISK - Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall. Interest rate changes normally have a greater effect on prices of long term bonds than short term bonds.

o CREDIT RISK - The bond issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

o FOREIGN INVESTING RISK - Investments in foreign securities are subject to additional risks such as changing market conditions, economic

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.38% for the quarter ending 6/30/95. The lowest return for a quarter was -2.78% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/03 was 5.33%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-4.01%  21.24%   5.22%  9.71%   9.99%   -1.24%  12.77%   9.77%   9.79%   5.33%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by camparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT BOND FUND

                               1 Year     5 Years      10 Years
                               --------------------------------
Before Taxes                    5.33%       7.16%         7.64%

After Taxes
on Distributions(1)             3.76%       4.64%         4.85%

After Taxes on
Distributions and
Sale of Fund Shares(1)          3.53%       4.55%         4.79%

LEHMAN BROS. AGGREGATE BOND INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                               1 Year     5 Years      10 Years
                               --------------------------------
                                4.11%       6.62%         6.95%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


18  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.554.4539

INCOME
--------------------------------------------------------------------------------

and political instability, and currency exchange rate fluctuations.

o CURRENCY RISK - A Fund's portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars.

o PREPAYMENT RISK - If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the fund may not be able to reinvest the proceeds at a comparable interest rate.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time-to-time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees........................... 0.40%
Distribution (12b1) Fees .................  None
Other Expenses ........................... 0.26%
   Total Annual Fund
      Operating Expenses.................. 0.66%
Less: Fees waived and
      Reimbursed++ ....................... 0.05%
Net Operating Expenses+++................. 0.61%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to waive 0.05% of the 0.15% administrative fee. However, this waiver may be changed only with the approval of the Board of Directors.
+++ Effective November 1, 2003, the Advisor has voluntarily agreed to limit the Fund's operating expenses to 0.60%. The Advisor may remove this limit at any time in the future.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT BOND FUND

1 Year     3 Years   5 Years   10 Years
----------------------------------------
$62         $195       $340      $762

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTO]
William H. Gross

The Fremont Bond Fund is managed by Sub-Advisor, Pacific Investment Management Company, LLC (PIMCO). William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has over 30 years of professional fixed-income investment experience.

In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $373 billion in fixed-income investments for institutional clients as of December 31, 2003.

WHAT DO "MATURITY" AND "DURATION" MEAN?

A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

"Duration" measures how bond prices change in response to interest rate changes. Keeping duration at a relatively moderate level can help control the risks inherent in a bond fund. To illustrate, a portfolio with an average duration of 5 years, would experience an increase in principle value of approximately 5% due to a uniform 1% decline in global market interest rates.


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

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont California Intermediate Tax-Free Fund seeks to provide income that is free from both federal income taxes and California state income taxes.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in intermediate-term California municipal bonds that are free from both federal and California state income taxes. This Fund is intended for investment by California residents. The Fund's securities will have a quality rating comparable to the four highest ratings categories of Moody's or Standard & Poor's. The average maturity of these intermediate-term securities is normally 3 to 10 years. Fund management seeks to achieve its objective by:

o Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

o Focusing on those market sectors and individual securities believed to be undervalued.

Fund management may sell a security when they determine the security is overvalued, or to change the structure of the portfolio.

Although the Fremont California Intermediate Tax-Free Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic, and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the credit-worthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.41% for the quarter ending 3/31/95. The lowest return for a quarter was -4.05% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/03 was 5.05%. Past performance (before and after taxes) is no indication of future performance.

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-4.90%  14.89%   4.06%   7.27%   5.71%  -0.96%   8.78%   4.73%   5.73%   5.05%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND+

                               1 Year     5 Years      10 Years
                               ------     -------      --------
Before Taxes                    5.05%       4.61%         4.91%

After Taxes
on Distributions(1)             4.70%       4.51%         4.85%

After Taxes on
Distributions and
Sale of Fund Shares(1)          4.86%       4.55%         4.85%

LEHMAN BROS. 5-YEAR MUNICIPAL BOND INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                               1 Year     5 Years      10 Years
                               ------     -------      --------
                                4.13%       5.57%         5.43%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ The Offit Investment Group of Evergreen Investment Management Company began managing the Fund on March 24, 2003.


20  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

TAX-FREE INCOME
-------------------------------------------------------------------------------

Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees++ ......................... 0.36%
Distribution (12b1) Fees ..................  None
Other Expenses ............................ 0.33%
   Total Annual Fund
       Operating Expenses.................. 0.69%
Less: Fees waived and
       Reimbursed+++....................... 0.14%
Net Operating Expenses..................... 0.55%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.40% on the first $25 million, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.20% on average daily net assets over $150 million.

+++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 0.55%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

1 Year     3 Years    5 Years   10 Years
-----------------------------------------
$56         $176        $307      $689

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTO]
Michael Pietronico

The Fremont California Intermediate Tax-Free Fund is managed by Evergreen Investment Management Company, LLC ("Evergreen"). Evergreen is a subsidiary of Wachovia Corporation. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2003, managed more than $247 billion in assets.

The Fund is managed by Michael Pietronico, Managing Director. Mr. Pietronico was a portfolio manager with OFFITBANK from 1995 through 2002. Effective January 1, 2003, OFFITBANK was merged into Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Evergreen Municipal Team and has 18 years of investment management experience.

IMPORTANT TAX NOTE:

A portion of the Fund's distribution may be subject to federal, state, or local taxes, or the alternative minimum tax (AMT).


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  21

FREMONT MONEY MARKET FUND
-------------------------------------------------------------------------------

OBJECTIVE

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity.

PRINCIPAL STRATEGY

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

Fund management believes it can deliver consistently superior performance by:

o     Conducting independent research;

o     Managing maturities; and

o     Careful trading.

As it seeks to meet its objective, Fund management attempts to:

o     Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

Fund management bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 1.57% for the quarter ending 12/31/00. The lowest return for a quarter was 0.18% for the quarter ending 12/31/03. The year-to-date return as of 12/31/03 was 0.84%. Past performance (before and after taxes) is no indication of future performance.

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 3.96%   5.87%   5.28%   5.43%   5.41%   4.94%   6.13%   3.96%   1.61%   0.84%

YIELD INFORMATION

You can obtain the Fund's current 7-day yield any time by calling 800.548.4539.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT MONEY MARKET FUND

                                          1 Year       5 Years      10 Years
                                          ------       -------      --------
                                           0.84%         3.48%        4.33%

MONEY FUND REPORT AVERAGES(TM)/FIRST TIER

                                          1 Year       5 Years      10 Years
                                          ------       -------      --------
                                           0.49%         3.02%        3.80%

(See "Investment Terms" on page 34 for a description of the index.)


22  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

INCOME
-------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees++.............................0.21%
Distribution (12b1) Fees ..................... None
Other Expenses ...............................0.21%
  Total Annual Fund
    Operating Expenses .......................0.42%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.30% on the first $50 million, 0.20% on average daily net assets over $50 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT MONEY MARKET FUND

1 Year    3 Years    5 Years   10 Years
---------------------------------------
$43         $135        $235     $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Norman Gee
Michelle Romano

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, vice president.

Mr. Gee has over 20 years of experience with the Advisor. He has served as portfolio manager of the Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager of the Fund in 1999.

IMPORTANT MONEY MARKET FUND FEATURES

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o     Monthly dividends - dividends are calculated daily and paid monthly.

o     Checkwriting - checks are free; a $250 minimum applies.


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

ABOUT THE ADVISOR
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT RISK

The following are risks associated with investing in the Fremont Funds. These risks should be taken into consideration in addition to the Main Risks discussed in the Main Risks section for each Fund.

o PORTFOLIO TURNOVER: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

      The U.S. Small Cap, U.S. Micro-Cap, California Intermediate Tax-Free, and Structured Core Funds may have portfolio turnover rates in excess of 100%. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer markups and other transaction costs, which would negatively affect a Fund's performance. The sale of securities may also create taxable capital gains.

o TEMPORARY DEFENSIVE MEASURES: From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

-------------------------------------------------------------------------------

RISKS OF INVESTING IN DERIVATIVES

FREMONT BOND FUND

o DERIVATIVE RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. The Fremont Bond Fund's use of derivative instruments involves risks may be greater than the risks associated with investing directly in securities and other traditional investments. The Fund could lose more than the principal amount invested in a derivative instrument.

-------------------------------------------------------------------------------

FREMONT INVESTMENT ADVISORS, INC.

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides Fremont Mutual Funds (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

WHAT A SUB-ADVISOR DOES

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. Sub-advisors are used to provide shareholders with access to world-class investment talent usually available only to the largest institutional investors. Even though the Advisor may hire sub-advisors, the Advisor may choose to manage all or a portion of each Fund's portfolio directly. Sub-advisors are paid by the Advisor and not by the Funds.

In 1996, the Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.

Kern Capital Management LLC, the sub-advisor to the Fremont U.S. Micro-Cap and Fremont Institutional Micro-Cap Funds, and a portion of the Fremont Global Fund, is partially owned by the Advisor.

ADDITIONAL INFORMATION ON THE FREMONT GLOBAL FUND

Four portfolio managers representing the Advisor manage a portion of the Global Fund's assets. Alexandra Kinchen, senior vice president, manages a global fixed income portfolio and inflation-linked bond portfolio; Debra McNeill, CFA, vice president, manages a portfolio of U.S. stocks; and Norman Gee, senior vice president, and Michelle Romano, vice president, co-manage a money market portfolio. All four have been with the Advisor in excess of five years.

In addition, the following section details the business experience of the investment


24  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

ABOUT THE ADVISOR
-------------------------------------------------------------------------------

managers representing the Global Fund's five sub-advisors:

Armstrong Shaw's portion of the Global Fund's assets is managed by a team of portfolio managers and research analysts.

Delaware International Advisers' portion of the Global Fund's assets is managed by their Equity Strategy Committee. Primary responsibility for this portion rests with Clive A. Gillmore, who is additionally supported by a 20 member international equity team. Mr. Gillmore joined Delaware International as a portfolio manager in 1990 and has over 20 years of investment experience.

Jarislowsky Fraser Limited's ("JFL's") Investment Strategy Committee is responsible for managing JFL's portion of the Global Fund. The members of the Committee have an average of 20 years of investment experience.

Kern Capital Management LLC (KCM) was founded in 1997 by Robert E. Kern, Jr., chief executive officer, and David G. Kern, CFA, president. Bob Kern and David Kern are co-portfolio managers. Senior investment managers, Bob Kern, David Kern, Gregory A. Weaver, CFA and Steven F. Roseman, CFA, are responsible for research and selection of individual company investments within their respective sectors of expertise. Mr. Weaver, senior vice president, joined KCM in 1997 as a senior research analyst and became a senior investment manager of the Fund in 2001. Mr. Roseman, senior vice president, joined KCM as a senior investment manager in 2003.

-------------------------------------------------------------------------------

FREMONT FUND CLOSURES

THE FREMONT U.S. MICRO-CAP FUND

The Fremont U.S. Micro-Cap Fund is currently closed to new investors.

Shareholders who owned shares of the Fund when it was closed on November 13, 2002 may continue to purchase additional shares in their existing accounts.

THE FREMONT U.S. SMALL CAP FUND

The Fremont U.S. Small Cap Fund will close to new investors when the Fund's total assets reach approximately $100 million.

PURCHASING ADDITIONAL SHARES

Financial advisors, institutions, intermediaries and other platforms that have existing client assets or accounts in a closed Fund may add to existing client accounts and may open new accounts for existing or new clients.

Fund management may reopen or close either Fund to certain investors in the future.

-------------------------------------------------------------------------------

MANAGEMENT FEES

This table shows the management fee paid to the Advisor over the past fiscal year:

-------------------------------------------------------------------------------------------------------------------------------
FREMONT FUND                    ADVISORY FEE                  FREMONT FUND                   ADVISORY FEE
-------------------------------------------------------------------------------------------------------------------------------
Global Fund                     0.60%                         Real Estate Securities Fund*   0.85%

International Growth Fund*      1.00%                         Bond Fund***                   0.40%

Large Cap Value Fund*           0.75%                         California Intermediate
                                                              Tax-Free Fund*                 0.40% on first $25 million
Large Cap Growth*               0.95%                                                        0.35% on next $25 million
                                                                                             0.30% on next $50 million
Structured Core Fund            0.35%                                                        0.25% on next $50 million

U.S. Small Cap Fund*            1.00%                                                        0.20% on balance over $150 million

U.S. Micro-Cap Fund**           2.50% on first $30 million    Money Market Fund              0.30% on first $50 million
                                2.00% on next $70 million                                    0.20% on balance over $50 million
                                1.50% on balance over
                                $100 million

For administrative services received, each Fund, except for the U.S. Micro-Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

* The Advisor has contractually reimbursed some of its fees for these Funds. The reimbursements may be changed in the future.

** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

*** Effective November 1, 2003, the Advisor has voluntarily agreed to limit Fund operating expenses that exceed 0.60%. These expenses may be reimbursed to the Advisor by the Fund in the future with approval from the Board of Directors.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  25

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SHAREHOLDER GUIDE
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TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should choose the type of account you want to invest in. Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.

---------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE        PURPOSE                                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          For your general investment needs.                     Individual accounts are owned by one person.
---------------     --------------------------------------------------     ------------------------------------------------------
JOINT TENANTS       For the general investment needs of two or more        Joint tenant accounts are owned by more than one
                    people.                                                person.
---------------     --------------------------------------------------     ------------------------------------------------------
GIFT TO MINOR       To invest for a minor's education or other future      Gift or Transfer to Minor (UGMA/UTMA) custodial
                    needs.                                                 accounts provide a way to invest on behalf of a minor.
---------------     --------------------------------------------------     ------------------------------------------------------
TRUST               For money being invested by a trust, employee          The trust or plan must be established before an
                    benefit plan, or profit-sharing plan.                   account can be opened.
---------------     --------------------------------------------------     ------------------------------------------------------
CORPORATION,        For investment needs of corporations, associations,    You will need to provide a certified corporate
PARTNERSHIP OR      partnerships, institutions, or other groups.           resolution with your application.
OTHER ENTITY
---------------------------------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS These accounts require a specific application. To order, call 800.548.4539.
---------------------------------------------------------------------------------------------------------------------------------
TRADITIONAL         Allows you to make deductible or non-deductible        This type of retirement account allows anyone under
IRA                 contributions to your retirement account, and defer    age 70 1/2 with earned income to save up to $3,000 per
                    paying taxes on your earnings until after you          year (for tax years 2002 through 2004).
                    withdraw the money from your account--usually
                    after retirement.
---------------     --------------------------------------------------     ------------------------------------------------------
ROTH IRA            Allows you to make nondeductible contributions to      Single taxpayers with Modified Adjusted Gross Income
                    your retirement account today, and withdraw your       (MAGI) up to $110,000 per year, and married couples with
                    earnings tax-free after you are 59 1/2 and have        MAGI up to $160,000 per year, may contribute up to $3,000
                    had the account for at least 5 years.                  each, or $6,000 per couple, for tax years 2002 through
                                                                           2004.
---------------     --------------------------------------------------     ------------------------------------------------------
SIMPLIFIED          Allows owners and employees of small businesses        SEP-IRAs allow small business owners or those
EMPLOYEE            with fewer than 5 employees to invest tax-deferred     with self-employment income to make tax-deductible
PENSION PLAN        for retirement.                                        contributions of up to 15% of the first $160,000 of
(SEP-IRA)                                                                  compensation per year for themselves and any eligible
                                                                           employees.
---------------     --------------------------------------------------     ------------------------------------------------------
OTHER                                                                      A Fremont fund may be used as an investment in
RETIREMENT                                                                 many other kinds of employer-sponsored retirement
PLANS                                                                      plans. All of these accounts need to be established by
                                                                           the trustee of the plan.
---------------     --------------------------------------------------     ------------------------------------------------------
EDUCATION           To invest for a minor's education or other             Provides for tax-free investment growth on behalf of
SAVINGS PLAN        future needs.                                          a minor.


26  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

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SHAREHOLDER GUIDE
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HOW TO INVEST

The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA or Educational Savings Account. Establish an Automatic Investment Plan with your new account and Fremont will waive the minimum.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the next calculated net asset value.

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT METHOD        TO OPEN AN ACCOUNT                                     TO ADD TO YOUR INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL                  Mail in an Account Application with your               Mail your check payable to FREMONT MUTUAL
                         check payable to FREMONT MUTUAL FUNDS.                 FUNDS for $100 or more.
                         Fremont will not accept third party checks,
                         temporary checks, cash, credit cards, credit card
                         checks, travelers checks or money orders.
---------------          --------------------------------------------------     ----------------------------------------------------
BY TELEPHONE             Use the Telephone Exchange Privilege or On-line        Use the Telephone Exchange Privilege or On-line
(TELEPHONE               Account Access to move $2,000 or more ($1,000          Account Access to move your investment from
EXCHANGE)                for IRAs or Education Savings Accounts) from an        one Fremont fund to another. Please note that
PRIVILEGE) OR ON         existing Fremont fund account into a new,              exchanges between funds in non-retirement
THE INTERNET             identically registered account. To use the Telephone   accounts are subject to capital gains taxes.
(ON-LINE                 Exchange Privilege, you must first sign up for the
ACCOUNT ACCESS)          privilege by checking the appropriate box on your      To sign up for On-line Account Access, call
                         Account Application. After you sign up, please         800.548.4539 to request a personal identification
                         allow time for Fremont to open your account.           number.
---------------     --------------------------------------------------     --------------------------------------------------------
BY TELEPHONE                                                                    Transfer money from your bank to your Fremont
(AUTOBUY PROGRAM)                                --                             account by telephone or using On-line Account
OR ON THE INTERNET                                                              Access. You can sign up for this privilege on your
(ON-LINE ACCOUNT                                                                Account Application or by completing an
ACCESS)                                                                         Automatic Investment Plan form.
---------------     --------------------------------------------------     --------------------------------------------------------
BY WIRE                                                                         Call 800.548.4539 (press 6) to request bank
                                                                                routing information for wiring your money to
                                                 --                             Fremont. Not available for IRA accounts.
---------------     --------------------------------------------------     --------------------------------------------------------
BY AUTOMATIC                                     --                             Use the Automatic Investment Plan to move
INVESTMENT PLAN                                                                 money ($50 minimum) from your financial
                                                                                institution (via Automated Clearing House) to your
                                                                                Fremont account once or twice each month. For more
                                                                                information about the Automatic Investment Plan, see
                                                                                the text immediately below.

                                                                                TO PARTICIPATE, CALL TO REQUEST AN AUTOMATIC
                                                                                INVESTMENT PLAN FORM.
-----------------------------------------------------------------------------------------------------------------------------------

FREMONT MAKES IT EASY TO INVEST

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

o     The amount of the monthly investment must be at least $50.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  27

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SHAREHOLDER GUIDE
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WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

All other Fremont funds value their portfolio securities and assets using price quotes from the primary markets in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Funds' Board of Directors. These values may be higher or lower than the securities' closing prices in their relevant markets.

PRICING FOREIGN SECURITIES

Values of foreign securities are translated from the local currency into U.S. dollars using that day's exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the Funds. These timing differences may have a significant effect on a Fund's NAV. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders received after Closing Time will be processed with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents, and the investment is received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

Fremont Funds are available only to U.S. citizens and resident aliens.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont does not accept third-party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

The Funds may reject any purchase order or exchange request for any reason and without prior notice.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES: REJECTION OF ORDERS

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds, actual or potential harm to the Funds. The Funds or the Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.

Fremont reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

ABUSIVE TRADING PRACTICES: RISKS FROM TRANSACTIONS BY CERTAIN SHAREHOLDERS

The Funds are not intended for excessive or short-term trading (such as market timing), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. However, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of combined or omnibus accounts by those intermediaries. Investors also will sometimes attempt to use various other trading and ownership techniques that are intended to conceal or avoid detection of their otherwise impermissible or abusive trading in shares of the Funds. Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the Funds if Fremont believes the intermediary, adviser or representative associated with that investor's account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.


28  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

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INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions also may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.

-------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 31, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

----------------------------------------------------------------------------------------------------------------------------------
SELLING METHOD                            FEATURES AND REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------------------
BY MAIL                                   MAIL YOUR INSTRUCTIONS TO:                     IF YOU ARE USING OVERNIGHT MAIL:
                                          Fremont Mutual Funds, Inc.                     Fremont Mutual Funds, Inc.
                                          Shareholder Services                           c/o PFPC
                                          P.O. Box 9769                                  101 Sabin Street
                                          Providence, RI 02940-9769                      Pawtucket, RI 02860
----------------------------------------- ----------------------------------------------------------------------------------------
BY TELEPHONE (TELEPHONE                   The Telephone Redemption Privilege allows you to redeem your shares by phone.
REDEMPTION PRIVILEGE) OR ON THE           On-line Account Access allows you to redeem your shares on-line. You must make your
INTERNET (ON-LINE ACCOUNT ACCESS)          telephone and Internet redemptions by Closing Time to receive that day's price.

                                          YOU MUST PROVIDE WRITTEN AUTHORIZATION TO ADD THIS PRIVILEGE TO YOUR ACCOUNT
                                          PRIOR TO MAKING THE REQUEST.
----------------------------------------- ----------------------------------------------------------------------------------------
BY AUTOMATIC WITHDRAWAL PLAN              The Automatic Withdrawal Plan (explained more fully below) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Account Maintenance form which is available on-line at
                                          www.fremontfunds.com or by calling 800.548.4539.
----------------------------------------------------------------------------------------------------------------------------------

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o BY CHECK - Your check will be sent by regular mail to your address on file.

o     BY WIRE - There is a $10 service fee.

o BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  29

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SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o     You may also request automatic exchanges of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

CHECK REDEMPTION PRIVILEGE

The Fremont Money Market Fund, the Fremont Bond Fund, and the Fremont California Intermediate Tax-Free Fund offer check redemption privileges, except for retirement accounts. Please note that:

o     There is no charge for the checks.

o     Each check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o     You may not close your account by writing a check.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., Fremont's transfer agent, before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

REDEMPTION FEE

The Fremont International Growth Fund imposes a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is enacted to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund. The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

A redemption fee will not be charged on:

o Shares acquired by reinvestment of dividends or distributions from a Fund, shares held in an account of a qualified or nonqualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. Fremont may withhold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to

                                                           (continued next page)


30  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
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WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see below.

If your non-retirement account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60-days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion Signature Guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o     You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o     The check is being made payable to someone other than the account owner.

o You are requesting us to set up an Automatic Withdrawal Plan on your account.

o     You are instructing us to change your bank account information.

o If you wish to exchange from one Fremont Fund into another which is registered differently.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion Signature Guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

|X| Include all your account information - your name, the fund's name, and your account number.

|X| Provide your preferred redemption method - check, wire, or electronic transfer.

|X| Specify the dollar amount or number of shares you are redeeming. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

|X| Have all account owners sign the letter of instruction - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

|X| Have signature(s) guaranteed when needed - review the signature guarantee requirements above. Be sure to obtain a signature guarantee if your sale meets those requirements.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  31

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MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at www.fremontfunds.com 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for all Fremont funds, with account information as of the end of March, June, September and December.

o     Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at www.fremontfunds.com to:

o     Check current account balances;

o     View a portfolio;

o     Buy, exchange, or sell shares (some restrictions may apply);

o     View previous transactions; and

o     Reorder checkbooks; and

o     Change contact information.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders monitor their investments. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o     Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.

-------------------------------------------------------------------------------
FREMONT FUND                                  DIVIDENDS           DISTRIBUTIONS
-------------------------------------------------------------------------------
GLOBAL                                        QUARTERLY              ANNUALLY
INTERNATIONAL GROWTH                           ANNUALLY              ANNUALLY
LARGE CAP VALUE                                ANNUALLY              ANNUALLY
LARGE CAP GROWTH                               ANNUALLY              ANNUALLY
STRUCTURED CORE                                ANNUALLY              ANNUALLY
U.S. SMALL CAP                                 ANNUALLY              ANNUALLY
U.S. MICRO-CAP                                 ANNUALLY              ANNUALLY
REAL ESTATE SECURITIES                        QUARTERLY              ANNUALLY
BOND                                            MONTHLY              ANNUALLY
CALIFORNIA INTERMEDIATE TAX-FREE                MONTHLY              ANNUALLY
MONEY MARKET                                    MONTHLY              ANNUALLY
-------------------------------------------------------------------------------

o Automatically reinvest income distributions and receive short-term and long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.


32  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

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TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in a Fund's portfolio. When, for example, a Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, each Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 15%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions--including exchanges between funds--are subject to capital gains tax.

FOREIGN INCOME TAXES

Dividends and interest from foreign issuers earned by a fund may be subject to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. These taxes are paid by the fund, not by you personally.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors.

U.S. shareholders may be entitled to a credit or deduction for foreign income taxes paid by Fremont's global and international funds.

REAL ESTATE INVESTMENT TRUST TAXES

Real Estate Investment Trusts, or REITs, do not provide complete information about the taxability of their distributions until after the calendar year-end. For this reason the Fremont Real Estate Securities Fund may request permission each year from the IRS to extend the deadline for issuing Form 1099-DIV to February 28.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  33

INVESTMENT TERMS
-------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BOND - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

BOND QUALITY - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default). Investment grade bonds are rated Baa or BBB, or above.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CITIGROUP NON-U.S. GOVERNMENT BOND INDEX - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

DURATION - Measures how sensitive a bond's price is to interest rate changes.

EMERGING MARKET - A less developed market in a country with a low per capita income.

FORWARD CONTRACT - An agreement to purchase or sell a certain quantity of an investment (such as government bonds) at an agreed upon price on a specified date in the future.

GLOBAL - Refers to a mutual fund or investment strategy that invests all over the world, including the United States.

INDEX FUTURES - An agreement to purchase or sell a certain quantity of all the securities that make up an index (such as the stocks that comprise the S&P 500 Index) at an agreed upon price on a specified date in the future.

INTEREST RATE - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $600 per year for a $10,000 bond, the interest rate is 6%.

INTERMEDIATE-TERM - For bonds, a bond that matures most commonly in 3 to 10 years.

INTERNATIONAL - Refers to a mutual fund or investment strategy that invests outside the United States.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX - an index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

LEHMAN BROTHERS 5-YEAR STATE G.O. BOND INDEX - An index for the tax-exempt bond market comprised of bonds with a minimum credit rating of Baa.

LEHMAN BROTHERS AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

LIQUIDITY - The ability to buy or sell an investment quickly without affecting its price.

MARKET CAPITALIZATION (MARKET CAP) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as a potential investment.

MATURITY - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

                                                           (continued next page)


34  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

-------------------------------------------------------------------------------

MONEY MARKET - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

MOODY'S INVESTORS SERVICE (MOODY'S) - A nationally recognized statistical rating organization which evaluates the credit-worthiness of bond issuers in terms of their capacity and willingness to meet a financial commitment on a bond or commercial paper.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 20 developed non U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NON-DIVERSIFIED MUTUAL FUND - A mutual fund that is allowed by its prospectus to make large investments in a relatively small number of stocks or bonds.

NET ASSET VALUE (NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REAL ESTATE INVESTMENT TRUST (REIT) - A corporation or business trust that owns, manages and/or develops pools of properties - from apartments and office buildings to self-storage facilities for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

REDEMPTION - The act of selling shares of a mutual fund.

RUSSELL 1000 INDEX - A comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

RUSSELL 1000 VALUE INDEX - Measures the performance of those Russell 1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WILSHIRE REIT INDEX - Measures U.S. publicly traded Real Estate Investment
Trusts.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  35

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT GLOBAL FUND                                                   YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------
                                                    2003         2002         2001         2000         1999
                                                  --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD            $   9.50     $  10.65     $  13.52     $  14.75     $  14.13
                                                  --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                             .27          .15          .24          .39          .41
     Net realized and unrealized gain (loss)          1.52        (1.18)       (2.56)         .89         1.89
                                                  --------     --------     --------     --------     --------
        Total income from investment operations       1.79        (1.03)       (2.32)        1.28         2.30
                                                  --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                       (.10)        (.12)        (.16)        (.54)        (.50)
     From net realized gains                            --           --         (.36)       (1.97)       (1.18)
     Return of capital distribution                   (.02)          --         (.03)          --           --
                                                  --------     --------     --------     --------     --------
        Total distributions                           (.12)        (.12)        (.55)       (2.51)       (1.68)
                                                  --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                  $  11.17     $   9.50     $  10.65     $  13.52     $  14.75
                                                  ========     ========     ========     ========     ========
TOTAL RETURN                                         18.94%       (9.85)%     (17.77)%       8.86%       17.37%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $236,625     $508,214     $602,131     $799,490     $686,808
  Ratio of expenses to average net assets              .95%         .95%         .93%         .90%         .86%
  Ratio of net investment income
    to average net assets                             1.74%        1.43%        1.97%        2.54%        2.85%
  Portfolio turnover rate                               73%         104%         173%         112%         113%

FREMONT INTERNATIONAL GROWTH FUND                                      YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                       2003         2002         2001         2000         1999
                                                     --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD               $   6.32     $   7.50     $  12.13     $  13.01     $  10.34
                                                     --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                .05          .13          .16           --(4)        --(4)
     Net realized and unrealized gain (loss)              .94        (1.42)       (3.81)        (.28)        3.69
                                                     --------     --------     --------     --------     --------
        Total income from investment operations           .99        (1.29)       (3.65)        (.28)        3.69
                                                     --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                          (.11)          --(4)      (.15)        (.02)        (.01)
     From net realized gains                               --           --         (.83)        (.58)       (1.01)
                                                     --------     --------     --------     --------     --------
        Total distributions                              (.11)          --(4)      (.98)        (.60)       (1.02)
                                                     --------     --------     --------     --------     --------
  REDEMPTION FEE PROCEEDS(6)                              .01          .11          N/A          N/A          N/A
                                                     --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                     $   7.21     $   6.32     $   7.50     $  12.13     $  13.01
                                                     ========     ========     ========     ========     ========
TOTAL RETURN(1)                                         16.19%      (15.69)%     (32.21)%      (2.54)%      38.70%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $ 29,583     $ 23,086     $ 45,417     $ 86,517     $ 59,974
  Ratio of net expenses to average net assets(2)         1.50%        1.50%        1.50%        1.50%        1.50%
  Ratio of gross expenses to average net assets(2)       1.71%        1.99%        1.88%        1.70%        1.74%
  Ratio of net investment income (loss)
    to average net assets                                 .79%         .07%         .07%        (.04)%        .04%
  Portfolio turnover rate                                   8%         114%          50%          43%          76%

For footnote references, see "Notes to Financial Highlights" on page 42.


36  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT LARGE CAP VALUE FUND                              YEAR ENDED OCTOBER 31   PERIOD FROM
-------------------------------------------------------------------------------   12/29/00 to
                                                           2003         2002       10/31/01
                                                         --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                   $   5.96     $   7.91     $  10.00
                                                         --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                    .06           --(4)        --
     Net realized and unrealized gain (loss)                 1.46        (1.95)       (2.09)
                                                         --------     --------     --------
        Total income from investment operations              1.52        (1.95)       (2.09)
                                                         --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                              (.02)          --(4)        --
                                                         --------     --------     --------
        Total distributions                                  (.02)          --(4)        --
                                                         --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                         $   7.46     $   5.96     $   7.91
                                                         ========     ========     ========
TOTAL RETURN(1)                                             25.51%      (24.63)%     (20.90)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)               $  9,707     $ 22,224     $ 27,191
  Ratio of net expenses to average net assets(2)             1.20%        1.20%        1.20%*
  Ratio of gross expenses to average net assets(2)           1.91%        1.45%        2.09%*
  Ratio of net investment income to average net assets        .65%         .08%         .06%*
  Portfolio turnover rate                                      79%          59%           5%

FREMONT LARGE CAP GROWTH FUND                          YEAR ENDED OCTOBER 31    PERIOD FROM
----------------------------------------------------------------------------    9/28/01 to
                                                         2003         2002       10/31/01
                                                       --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                 $   7.96     $   9.16     $   9.24
                                                       --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment loss                                   (.03)        (.04)          --(4)
     Net realized and unrealized gain (loss)                .74        (1.16)        (.08)
                                                       --------     --------     --------
        Total income from investment operations             .71        (1.20)        (.08)
                                                       --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                       $   8.67     $   7.96     $   9.16
TOTAL RETURN(1)                                            8.92%      (13.10)%       (.87)%
                                                       ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)             $ 23,191     $  3,260     $    496
  Ratio of net expenses to average net assets(2)           1.40%        1.40%         .15%++
  Ratio of gross expenses to average net assets(2)         2.25%        5.10%        4.02%++
  Ratio of net investment loss to average net assets       (.69)%       (.76)%       (.04)%++
  Portfolio turnover rate                                    55%          61%           2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.
++    Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 42.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  37

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT STRUCTURED CORE FUND                                          YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------
                                                    2003         2002         2001         2000         1999
                                                  --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD            $   9.03     $  10.90     $  15.59     $  15.70     $  15.56
                                                  --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                             .08          .07          .08          .10          .14
     Net realized and unrealized gain (loss)          1.56        (1.87)       (4.00)         .98         3.20
                                                  --------     --------     --------     --------     --------
        Total income from investment operations       1.64        (1.80)       (3.92)        1.08         3.34
                                                  --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                       (.08)        (.07)        (.02)        (.11)        (.16)
     From net realized gains                            --           --         (.75)       (1.08)       (3.04)
                                                  --------     --------     --------     --------     --------
        Total distributions                           (.08)        (.07)        (.77)       (1.19)       (3.20)
                                                  --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                  $  10.59     $   9.03     $  10.90     $  15.59     $  15.70
                                                  ========     ========     ========     ========     ========
TOTAL RETURN                                         18.37%      (16.65)%     (26.07)%       7.18%       24.24%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $ 71,265     $ 63,676     $ 86,546     $124,030     $142,759
  Ratio of net expenses to average net assets          .91%        1.01%         .93%         .87%         .82%
  Ratio of net investment income
    to average net assets                              .82%         .61%         .61%         .58%         .82%
  Portfolio turnover rate                              169%          74%          69%          68%          80%

FREMONT U.S. SMALL CAP FUND                                             YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                       2003         2002         2001         2000         1999
                                                     --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD               $   7.66     $  11.11     $  18.70     $  15.74     $   8.87
                                                     --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment loss                                 (.14)        (.13)        (.07)        (.08)        (.02)
     Net realized and unrealized gain (loss)             3.24        (3.32)       (5.84)        4.42         7.49
                                                     --------     --------     --------     --------     --------
        Total income from investment operations          3.10        (3.45)       (5.91)        4.34         7.47
                                                     --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net realized gains                               --           --        (1.68)       (1.38)        (.60)
                                                     --------     --------     --------     --------     --------
        Total distributions                                --           --        (1.68)       (1.38)        (.60)
                                                     --------     --------     --------     --------     --------
        NET ASSET VALUE, END OF PERIOD               $  10.76     $   7.66     $  11.11     $  18.70     $  15.74
                                                     ========     ========     ========     ========     ========
TOTAL RETURN(1)                                         40.47%      (31.05)%     (33.73)%      27.75%       84.60%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $ 38,738     $ 31,563     $ 46,060     $ 72,067     $ 29,579
  Ratio of net expenses to average net assets(2)         1.60%        1.56%        1.50%        1.50%        1.50%
  Ratio of gross expenses to average net assets(2)       1.72%        1.88%        1.89%        1.83%        2.15%
  Ratio of net investment loss
    to average net assets                               (1.42)%      (1.27)%       (.52)%       (.45)%       (.75)%
  Portfolio turnover rate                                 207%         108%         134%         148%         161%

For footnote references, see "Notes to Financial Highlights" on page 42.


38  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT U.S. MICRO-CAP FUND                                           YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------
                                                    2003         2002         2001         2000         1999
                                                  --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD            $  18.43     $  25.22     $  34.99     $  28.36     $  16.34
                                                  --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)                     (.33)        (.35)        (.13)         .02         (.18)
     Net realized and unrealized gain (loss)         10.04        (6.44)       (6.69)       13.03        17.94
                                                  --------     --------     --------     --------     --------
        Total income from investment operations       9.71        (6.79)       (6.82)       13.05        17.76
                                                  --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                         --           --           --         (.02)          --
     From net realized gains                            --           --        (2.95)       (6.40)       (5.74)
                                                  --------     --------     --------     --------     --------
        Total distributions                             --           --        (2.95)       (6.42)       (5.74)
                                                  --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                  $  28.14     $  18.43     $  25.22     $  34.99     $  28.36
                                                  ========     ========     ========     ========     ========
TOTAL RETURN                                         52.69%      (26.92)%     (20.05)%      46.07%      110.46%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $573,677     $401,068     $600,259     $825,973     $300,503
  Ratio of net expenses to average net assets2        1.64%        1.61%        1.60%        1.57%        1.82%
  Ratio of net investment income (loss)
    to average net assets                            (1.47)%      (1.33)%       (.47)%        .06%        (.97)%
  Portfolio turnover rate                              105%          68%          90%         117%         164%

FREMONT REAL ESTATE SECURITIES FUND                                     YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                       2003         2002         2001         2000         1999
                                                     --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD               $   8.12     $   8.22     $   7.79     $   7.51     $   7.98
                                                     --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                .46          .39          .21          .43          .35
     Net realized and unrealized gain (loss)             2.10         (.11)         .61          .35         (.34)
                                                     --------     --------     --------     --------     --------
        Total income from investment operations          2.56          .28          .82          .78          .01
                                                     --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                          (.59)        (.38)        (.36)        (.43)        (.39)
     From net realized gains                               --           --         (.03)        (.07)        (.09)
                                                     --------     --------     --------     --------     --------
        Total distributions                              (.59)        (.38)        (.39)        (.50)        (.48)
                                                     --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                     $  10.09     $   8.12     $   8.22     $   7.79     $   7.51
                                                     ========     ========     ========     ========     ========
TOTAL RETURN(1)                                         32.75%        3.12%       10.43%       10.59%        (.07)%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $ 29,567     $ 20,181     $ 18,443     $ 25,829     $ 31,499
  Ratio of net expenses to average net assets(2)         1.50%        1.50%        1.50%        1.50%        1.50%
  Ratio of gross expenses to average net assets(2)       1.74%        1.62%        2.06%        2.10%        1.88%
  Ratio of net investment income
   to average net assets                                 4.89%        4.19%        4.14%        5.51%        4.32%
  Portfolio turnover rate                                  60%          79%         122%          91%         198%

For footnote references, see "Notes to Financial Highlights" on page 42.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  39

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT BOND FUND                                                      YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
                                                     2003           2002         2001         2000            1999
                                                   --------     ----------     --------     --------        --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD             $  10.51     $    10.57     $   9.73     $   9.66        $  10.44
                                                   --------     ----------     --------     --------        --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                              .27            .41          .54          .61             .60
     Net realized and unrealized gain (loss)            .36            .13          .95          .15            (.60)
                                                   --------     ----------     --------     --------        --------
        Total income from investment operations         .63            .54         1.49          .76              --
                                                   --------     ----------     --------     --------        --------
  LESS DISTRIBUTIONS
     From net investment income                        (.37)          (.47)        (.53)        (.69)           (.60)
     From net realized gains                           (.34)          (.13)        (.12)          --            (.18)
                                                   --------     ----------     --------     --------        --------
        Total distributions                            (.71)          (.60)        (.65)        (.69)           (.78)
                                                   --------     ----------     --------     --------        --------
  NET ASSET VALUE, END OF PERIOD                   $  10.43     $    10.51     $  10.57     $   9.73        $   9.66
                                                   ========     ==========     ========     ========        ========
TOTAL RETURN(1)                                        6.20%          5.43%       15.79%        8.33%            .01%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $852,076     $1,150,534     $921,323     $227,450        $184,435
  Ratio of net expenses to average net assets(2)        .61%           .59%         .57%        1.83%(3)         .60%
  Ratio of gross expenses to average net assets(2)      .66%           .64%         .63%        1.90%            .67%
  Ratio of net investment income
    to average net assets                              2.81%          3.75%        4.90%        6.44%           6.01%
  Portfolio turnover rate                                85%            81%         160%         176%            298%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                             YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                        2003         2002         2001         2000         1999
                                                      --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD               $  11.08     $  11.16     $  10.87     $  10.67     $  11.25
                                                      --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
        Net investment income                              .41          .48          .51          .50          .51
        Net realized and unrealized gain (loss)            .07         (.08)         .29          .21         (.58)
                                                      --------     --------     --------     --------     --------
          Total income from investment operations          .48          .40          .80          .71         (.07)
                                                      --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS
        From net investment income                        (.41)        (.48)        (.51)        (.51)        (.51)
        From net realized gains                           (.07)          --           --        --(4)           --
                                                      --------     --------     --------     --------     --------
          Total distributions                             (.48)        (.48)        (.51)        (.51)        (.51)
                                                      --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD                     $  11.08     $  11.08     $  11.16     $  10.87     $  10.67
                                                      --------     --------     --------     --------     --------
                                                         11.08        11.08        11.16        10.87        10.67
                                                      ========     ========     ========     ========     ========
TOTAL RETURN1                                             4.46%        3.65%        7.49%        6.78%        (.68)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)           $ 59,012     $ 60,570     $ 65,153     $ 62,800     $ 63,919
   Ratio of net expenses to average net assets(2)          .55%         .53%         .49%         .49%         .45%
   Ratio of gross expenses to average net assets(2)        .69%         .67%         .69%         .70%         .64%
   Ratio of net investment income
     to average net assets                                3.72%        4.32%        4.57%        4.70%        4.59%
   Portfolio turnover rate                                 116%          22%           6%          13%           6%

For footnote references, see "Notes to Financial Highlights" on page 42.


40  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT MONEY MARKET FUND                                                   YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002         2001         2000         1999
                                                         --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
  For one share outstanding during the period
  NET ASSET VALUE, BEGINNING OF PERIOD                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                         --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                    .01          .02          .05          .06          .05
                                                         --------     --------     --------     --------     --------
        Total income from investment operations               .01          .02          .05          .06          .05
                                                         --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS
     From net investment income                              (.01)        (.02)        (.05)        (.06)        (.05)
                                                         --------     --------     --------     --------     --------
        Total distributions                                  (.01)        (.02)        (.05)        (.06)        (.05)
                                                         --------     --------     --------     --------     --------
  NET ASSET VALUE, END OF PERIOD                         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                         ========     ========     ========     ========     ========
TOTAL RETURN                                                  .93%        1.77%        4.67%        5.99%        4.89%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)               $701,587     $870,105     $777,523     $707,992     $760,950
  Ratio of net expenses to average net assets(2),(5)          .42%         .42%         .42%         .42%         .37%
  Ratio of gross expenses to average net assets(2),(5)        .42%         .42%         .42%         .42%         .42%
  Ratio of net investment income
   to average net assets                                      .95%        1.75%        4.54%        5.80%        4.83%


For footnote references, see "Notes to Financial Highlights" on page 42.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  41

NOTES TO FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

      The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 36 through 41.

(1) Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

(2) The Advisor waived and/or reimbursed some of its fees for the Funds. Prior to December 11, 1999, the waivers have been voluntary. The Advisor is now contractually obligated to limit fund expenses. However, these limits may be changed by the Board of Directors. For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

      Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

      For the International Growth Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund, and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

      For the International Growth Fund and the Real Estate Securities Fund, the Advisor contractually limited the total operating expenses to 1.50% of average net assets.

      For the U.S. Small Cap Fund, the Advisor limited the total operating expenses to 1.60% of average net assets beginning March 1, 2002.

      For the Large Cap Value Fund and the Large Cap Growth Fund, the Advisor contractually limited the total operating expenses to 1.20% and 1.40%, respectively, of average net assets.

      For the Bond Fund, the Advisor contractually waived 0.05% out of the 0.15% administrative fee beginning on March 1, 1999. Effective November 1, 2003, the Advisor has voluntarily agreed to waive the Bond Fund's operating expenses that exceed 0.60%. The Advisor may remove this waiver at any time in the future.

      For the California Intermediate Tax-Free Fund, the Advisor contractually limited the total operating expenses to 0.55% of average net assets beginning March 1, 2001.

      Prior to March 1, 2002, the total operating expense limit for the U.S. Small Cap Fund and the California Intermediate Tax-Free Fund were 1.50% and 0.49%, respectively of average net assets.

(3) Ratio of net expenses to average net assets excluding interest expense is 0.62%.

(4)   Less than $0.01 per share.

(5) Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

(6)   Redemption fee proceeds instituted on April 19, 2002.

*     Annualized.


42  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

      o     First and last name                 o     Social Security Number
      o     Physical address, zip code          o     Birth date
      o     Email address                       o     Phone and fax numbers
      o     Account number                      o     Account type
      o     Account balance                     o     Fund name(s)

FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

        SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

        FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS 43

CERTAIN LEGAL MATTERS
-------------------------------------------------------------------------------

You most likely have heard or read about regulatory inquiries into trading practices in the mutual fund industry. At the Advisor and the Funds, investor trust and confidence are part of our heritage and are fundamental to our business. In order that we continue to earn that trust and confidence, we wanted to make you aware of the following facts.

The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including FIA and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U.S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was terminated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons. On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current and at least one former employee of the Advisor, both of whom were formerly officers of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributable to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue to consider what, if any, action should be taken against individuals.

We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us--and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.


44  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o     ANNUAL AND SEMIANNUAL REPORTS

      Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o     STATEMENT OF ADDITIONAL INFORMATION

      This publication gives you more information about each Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 205490102, or

o     For a fee, by sending an email request to: publicinfo@sec.gov.

             [LOGO]
                FREMONT INVESTMENT ADVISORS

                FOR GENERAL INFORMATION:
                800.548.4539, OR 508.871.9529 (OUTSIDE U.S.).
                PLEASE VISIT OUR WEB SITE AT: www.fremontfunds.com

                FOR INSTITUTIONAL OR FINANCIAL ADVISOR CLIENTS: 800.565.0254

                SEC File No: 811-05632

                Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202. Copyright 2004 Fremont Mutual Funds, Inc. All rights reserved.

                P010-0402

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                    Money Market Fund Prospectus | March 1, 2004

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                     [LOGO]
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND

Objective and Principal Strategy                      2

Main Risks                                            2

Performance                                           2

Fees and Expenses                                     3

Portfolio Management                                  3

About the Advisor                                     4


SHAREHOLDER GUIDE

Managing your Fremont account

Types of Accounts                                     5

How to Invest                                         6

How to Sell Your Shares                               8

Dividends, Distributions, and Taxes                  11


APPENDIX

Investment Terms                                     13

Financial Highlights                                 14

Fremont's Privacy Statement                          15

Certain Legal Matters                                16

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity.

PRINCIPAL STRATEGY

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

Fund management believes it can deliver consistently superior performance by:

o     Conducting independent research;

o     Managing maturities; and

o     Careful trading.

As it seeks to meet its objective, Fund management attempts to:

o     Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

Fund management bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 1.57% for the quarter ending 12/31/00. The lowest return for a quarter was 0.18% for the quarter ending 12/31/03. The year-to-date return as of 12/31/03 was 0.84%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 3.96%   5.87%   5.28%   5.43%   5.41%   4.94%   6.13%   3.96%   1.61%   0.84%

YIELD INFORMATION

You can obtain the Fund's current 7-day yield any time by calling 800.548.4539.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT MONEY MARKET FUND

                      1 Year      5 Years      10 Years
                      ---------------------------------
                       0.84%        3.48%         4.33%

MONEY FUND REPORT AVERAGES(TM)/FIRST TIER

                      1 Year      5 Years      10 Years
                      ---------------------------------
                       0.49%        3.02%         3.80%

(See "Investment Terms" on page 13 for a description of the index.)


2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

INCOME
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees .............................................  0.21%
Distribution (12b-1) Fees ...................................   None
Other Expenses ..............................................  0.21%
Total Annual Fund
Operating Expenses ..........................................  0.42%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.30% on the first $50 million, 0.20% on average daily net assets over $50 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT MONEY MARKET FUND

          1 Year            3 Years         5 Years         10 Years
          ----------------------------------------------------------
           $43               $135            $235            $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Norman Gee
Michelle Romano

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, vice president.

Mr. Gee has over 20 years of experience with the Advisor. He has served as portfolio manager of the Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager of the Fund in 1999.

IMPORTANT MONEY MARKET FUND FEATURES

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o     Monthly dividends - dividends are calculated daily and paid monthly.

o     Checkwriting - checks are free; a $250 minimum applies.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  3

ABOUT THE ADVISOR
--------------------------------------------------------------------------------

FREMONT INVESTMENT ADVISORS, INC.

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Money Market Fund with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel

Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

For its services, the Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rate of 0.30% for the first $50 million and 0.20% on assets in excess of $50 million. The Fund also pays the Advisor a monthly administrative fee of 0.15% of average daily net assets.

In 1996, the Fremont Mutual Funds (the "Funds") and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.


4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should choose the type of account you want to invest in. Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE     PURPOSE                                                  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL       For your general investment needs.                       Individual accounts are owned by one person.

--------------   ------------------------------------------------------   ----------------------------------------------------------
JOINT TENANTS    For the general investment needs of two or more          Joint tenant accounts are owned by more than one
                 people.                                                  person.

--------------   ------------------------------------------------------   ----------------------------------------------------------
GIFT TO MINOR    To invest for a minor's education or other future        Gift or Transfer to Minor (UGMA/UTMA) custodial
                 needs.                                                   accounts provide a way to invest on behalf of a minor.

--------------   ------------------------------------------------------   ----------------------------------------------------------
TRUST            For money being invested by a trust, employee            The trust or plan must be established before an
                 benefit plan, or profit-sharing plan.                    account can be opened.

--------------   ------------------------------------------------------   ----------------------------------------------------------
CORPORATION,     For investment needs of corporations, associations,      You will need to provide a certified corporate
PARTNERSHIP OR   partnerships, institutions, or other groups.             resolution with your application.
OTHER ENTITY

------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS   These accounts require a specific application. To order, call 800.548.4539.
------------------------------------------------------------------------------------------------------------------------------------
TRADITIONAL      Allows you to make deductible or non-deductible          This type of retirement account allows anyone under
IRA              contributions to your retirement account, and defer      age 70 1/2 with earned income to save up to $3,000 per
                 paying taxes on your earnings until after you            year (for tax years 2002 through 2004).
                 withdraw the money from your account--usually
                 after retirement.

--------------   ------------------------------------------------------   ----------------------------------------------------------
ROTH IRA         Allows you to make non-deductible contributions to       Single taxpayers with Modified Adjusted Gross Income
                 your retirement account today, and withdraw your         (MAGI) up to $110,000 per year, and married couples with
                 earnings tax-free after you are 59 1/2 and have had      MAGI up to $160,000 per year, may contribute up to $3,000
                 the account for at least 5 years.                        each, or $6,000 per couple, for tax years 2002 through
                                                                          2004.

--------------   ------------------------------------------------------   ----------------------------------------------------------
SIMPLIFIED       Allows owners and employees of small businesses          SEP-IRAs allow small business owners or those
EMPLOYEE         with fewer than 5 employees to invest tax-deferred       with self-employment income to make tax-deductible
PENSION PLAN     for retirement.                                          contributions of up to 15% of the first $160,000 of
(SEP-IRA)                                                                 compensation per year for themselves and any eligible
                                                                          employees.

--------------   ------------------------------------------------------   ----------------------------------------------------------
Other                                                                     A Fremont fund may be used as an investment in
Retirement                                                                many other kinds of employer-sponsored retirement
Plans                                                                     plans. All of these accounts need to be established by
                                                                          the trustee of the plan.

--------------   ------------------------------------------------------   ----------------------------------------------------------
Education        To invest for a minor's education or other               Provides for tax-free investment growth on behalf of
Savings Plan     future needs.                                            a minor.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  5

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO INVEST

The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA or Educational Savings Account. Establish an Automatic Investment Plan with your new account and Fremont will waive the minimum.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the next calculated net asset value.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT METHOD    TO OPEN AN ACCOUNT                                     TO ADD TO YOUR INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL              Mail in an Account Application with your               Mail your check payable to Fremont Mutual
                     check payable to Fremont Mutual Funds.                 Funds for $100 or more.
                     Fremont will not accept third party checks,
                     temporary checks, cash, credit cards, credit card
                     checks, travelers checks or money orders.

-----------------    ----------------------------------------------------   --------------------------------------------------------
BY TELEPHONE         Use the Telephone Exchange Privilege or On-line        Use the Telephone Exchange Privilege or On-line
(TELEPHONE           Account Access to move $2,000 or more ($1,000          Account Access to move your investment from
EXCHANGE)            for IRAs or Education Savings Accounts) from an        one Fremont fund to another. Please note that
PRIVILEGE) OR ON     existing Fremont fund account into a new,              exchanges between funds in non-retirement
THE INTERNET         identically registered account. To use the Telephone   accounts are subject to capital gains taxes.
(ON-LINE             Exchange Privilege, you must first sign up for the
ACCOUNT ACCESS)      privilege by checking the appropriate box on your      To sign up for On-line Account Access, call
                     Account Application. After you sign up, please         800.548.4539 to request a personal identification
                     allow time for Fremont to open your account.           number.

-----------------    ----------------------------------------------------   --------------------------------------------------------
BY TELEPHONE                                                                Transfer money from your bank to your Fremont
(AUTOBUY PROGRAM)                             --                            account by telephone or using On-line Account
OR ON THE INTERNET                                                          Access. You can sign up for this privilege on your
(ON-LINE ACCOUNT                                                            Account Application or by completing an
ACCESS)                                                                     Automatic Investment Plan form.

-----------------    ----------------------------------------------------   --------------------------------------------------------
BY WIRE                                                                     Call 800.548.4539 (press 6) to request bank
                                              --                            routing information for wiring your money to Fremont.
                                                                            Not available for IRA accounts.

-----------------    ----------------------------------------------------   --------------------------------------------------------
BY AUTOMATIC                                                                Use the Automatic Investment Plan to move
INVESTMENT PLAN                               --                            money ($50 minimum) from your financial institution (via
                                                                            Automated Clearing House) to your Fremont account once
                                                                            or twice each month. For more information about the
                                                                            Automatic Investment Plan, see the text immediately
                                                                            below. TO PARTICIPATE, CALL TO REQUEST AN AUTOMATIC
                                                                            INVESTMENT PLAN FORM.

====================================================================================================================================

FREMONT MAKES IT EASY TO INVEST

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o     The amount of the monthly investment must be at least $50.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.


6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders received after Closing Time will be processed with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents, and the investment is received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

The Fund is available only to U.S. citizens and resident aliens.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

The Funds may reject any purchase order or exchange request for any reason and without prior notice.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES: REJECTION OF ORDERS

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds, actual or potential harm to the Funds. The Funds or the Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.

Fremont reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

ABUSIVE TRADING PRACTICES: RISKS FROM TRANSACTIONS BY CERTAIN SHAREHOLDERS

The Funds are not intended for excessive or short-term trading (such as market timing), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. However, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of combined or omnibus accounts by those intermediaries. Investors also will sometimes attempt to use various other trading and ownership techniques that are intended to conceal or avoid detection of their otherwise impermissible or abusive trading in shares of the Funds. Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the Funds if Fremont believes the intermediary, adviser or representative associated with that investor's account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions also may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  7

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 9, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

------------------------------------------------------------------------------------------------------------------------------------
SELLING METHOD                          FEATURES AND REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                                 MAIL YOUR INSTRUCTIONS TO:     IF YOU ARE USING OVERNIGHT MAIL:
                                        Fremont Mutual Funds, Inc.     Fremont Mutual Funds, Inc.
                                        Shareholder Services           c/o PFPC
                                        P.O. Box 9769                  101 Sabin Street
                                        Providence, RI 02940-9769      Pawtucket, RI 02860

---------------------------------       --------------------------------------------------------------------------------------------
BY TELEPHONE (TELEPHONE                 The Telephone Redemption Privilege allows you to redeem your shares by phone.
REDEMPTION PRIVILEGE)                   or on the On-line Account Access allows you to redeem your shares on-line. You must make
INTERNET (ON-LINE ACCOUNT ACCESS)       your telephone and Internet redemptions by Closing Time to receive that day's price.

                                        YOU MUST PROVIDE WRITTEN AUTHORIZATION TO ADD THIS PRIVILEGE TO YOUR ACCOUNT PRIOR TO
                                        MAKING THE REQUEST.

---------------------------------       --------------------------------------------------------------------------------------------
BY AUTOMATIC WITHDRAWAL PLAN            The Automatic Withdrawal Plan (explained more fully below) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Account Maintenance form which is available on-line at www.fremontfunds.com or by calling 800.548.4539.

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o BY CHECK - Your check will be sent by regular mail to your address on file.

o     BY WIRE - There is a $10 service fee.

o BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.


8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o     You may also request automatic exchanges of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

CHECK REDEMPTION PRIVILEGE

The Fremont Money Market Fund offers check redemption privileges, except for retirement accounts. Please note that:

o There is no charge for the checks. o Each check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o     You may not close your account by writing a check.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc.,

Fremont's transfer agent, before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. Fremont may withhold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see page 10.

If your non-retirement account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60-days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

                                                           (continued next page)


WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  9

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion Signature Guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o     You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o     The check is being made payable to someone other than the account owner.

o You are requesting us to set up an Automatic Withdrawal Plan on your account.

o     You are instructing us to change your bank account information.

o If you wish to exchange from one Fremont Fund into another which is registered differently.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion Signature Guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

|X| Include all your account information - your name, the fund's name, and your account number.

|X| Provide your preferred redemption method - check, wire, or electronic transfer.

|X| Specify the dollar amount or number of shares you are redeeming. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

|X| Have all account owners sign the letter of instruction - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

|X| Have signature(s) guaranteed when needed - review the signature guarantee requirements above. Be sure to obtain a signature guarantee if your sale meets those requirements.


10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at www.fremontfunds.com 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for all Fremont funds, with account information as of the end of March, June, September and December.

o     Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at www.fremontfunds.com to:

o     Check current account balances;

o     View a portfolio;

o     Buy, exchange, or sell shares (some restrictions may apply);

o     View previous transactions; and

o     Reorder checkbooks; and

o     Change contact information.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders monitor their investments. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

The Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities. The Fund pays dividends monthly and makes capital gains distributions annually.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o     Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.

o Automatically reinvest income distributions and receive short-term and long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  11

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, the fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 15%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions--including exchanges between funds--are subject to capital gains tax.


12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

INVESTMENT TERMS
--------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

MONEY MARKET - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NET ASSET VALUE (NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REDEMPTION - The act of selling shares of a mutual fund.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security.
A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  13

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT MONEY MARKET FUND                                                 Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                                       2003          2002          2001          2000          1999
                                                     --------      --------      --------      --------      --------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                     --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS
        Net investment income                             .01           .02           .05           .06           .05
                                                     --------      --------      --------      --------      --------
          Total income from investment operations         .01           .02           .05           .06           .05
                                                     --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS
        From net investment income                       (.01)         (.02)         (.05)         (.06)         (.05)
                                                     --------      --------      --------      --------      --------
          Total distributions                            (.01)         (.02)         (.05)         (.06)         (.05)
                                                     --------      --------      --------      --------      --------
   NET ASSET VALUE, END OF PERIOD                    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                     ========      ========      ========      ========      ========
TOTAL RETURN                                              .93%         1.77%         4.67%         5.99%         4.89%(1)
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)           701,587       870,105       777,523       707,992       760,950
                                                      701,587       870,105       777,523       707,992       760,950
   Ratio of net expenses to average net assets(2)         .42%          .42%          .42%          .42%          .37%
   Ratio of gross expenses to average net assets(2)       .42%          .42%          .42%          .42%          .42%
   Ratio of net investment income
     to average net assets                                .95%         1.75%         4.54%         5.80%         4.83%

(1) Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

(2) Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.


14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

      o     First and last name               o     Social Security Number
      o     Physical address, zip code        o     Birth date
      o     Email address                     o     Phone and fax numbers
      o     Account number                    o     Account type
      o     Account balance                   o     Fund name(s)


FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

      SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

      FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  15

CERTAIN LEGAL MATTERS
--------------------------------------------------------------------------------

You most likely have heard or read about regulatory inquiries into trading practices in the mutual fund industry. At the Advisor and the Funds, investor trust and confidence are part of our heritage and are fundamental to our business. In order that we continue to earn that trust and confidence, we wanted to make you aware of the following facts.

The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including FIA and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U. S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was termi nated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons. On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current and at least one former employee of the Advisor, both of whom were formerly officers of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributable to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue to consider what, if any, action should be taken against individuals.

We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us--and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.


16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o     ANNUAL AND SEMI-ANNUAL REPORTS

      Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of |the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year.

o     STATEMENT OF ADDITIONAL INFORMATION

      This publication gives you more information about the Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.

You can obtain information on the operation of the Public Reference Room by calling 202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o     For a fee, by sending an e-mail request to: publicinfo@sec.gov.

                 [LOGO]
                    FREMONT INVESTMENT ADVISORS

                    FOR GENERAL INFORMATION:
                    800.548.4539, OR 508.871.9529 (OUTSIDE U.S.).
                    PLEASE VISIT OUR WEB SITE AT: www.fremontfunds.com

                    FOR INSTITUTIONAL OR FINANCIAL ADVISOR CLIENTS: 800.565.0254

                    SEC File No: 811-05632

                    Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202. Copyright 2004 Fremont Mutual Funds, Inc.
                    All rights reserved.

                    P090-0402

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                      Prospectus | March 1, 2004

o     Institutional U.S. Micro-Cap Fund
o     Institutional Yield+ Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                  [LOGO]
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FREMONT MUTUAL FUNDS

Institutional U.S. Micro-Cap Fund                     2

Institutional Yield+ Fund                             4

About the Advisor                                     6


SHAREHOLDER GUIDE

How to Invest                                         7

How to Sell Your Shares                               9

Dividends, Distributions, and Taxes                  12


APPENDIX

Investment Terms                                     13

Financial Highlights                                 15

Fremont's Privacy Statement                          16

Certain Legal Matters                                17

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Institutional U.S. Micro-Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges and on the over-the-counter market (OTC).

Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund's policy of investing 80% of its assets in U.S. Micro-Cap companies may be changed only upon 60 days written notice to shareholders. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management.

To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o     Meets with corporate managers to discuss business plans and strategies.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgment, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and

PERFORMANCE*

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 53.05% for the quarter ending 12/31/99. The lowest return for a quarter was -28.51% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/03 was 55.41%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1994    1995    1996    1997   1998   1999     2000    2001    2002     2003
  ----    ----    ----    ----   ----   ----     ----    ----    ----     ----
-16.48%  53.92%  52.66%  13.58%  5.53  140.26%  -4.73%   7.51  -31.56%    55.41%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

Average Annual Total Returns for the periods ended December 31, 2003

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                                  1 Year     5 Years      10 Years
                                  --------------------------------
Before Taxes                      55.41%      21.22%        19.93%

After Taxes
on Distributions(1)               55.41%      17.15%        17.68%

After Taxes on
Distributions and
Sale of Fund Shares(1)            36.02%      16.19%        16.76%

RUSSELL 2000 GROWTH INDEX
(Does not reflect deductions for fees, expenses or taxes)

                                  1 Year     5 Years      10 Years
                                  --------------------------------
                                  48.53%       0.85%         5.43%

(See "Investment Terms" on page 13 for a description of the index.)

--------------------------------------------------------------------------------
* Fund returns reflect performance of a separate account, the post-venture fund of Fund A of Bechtel Group Inc. retirement plan, net of fees and expenses of the separate account. On 8/6/97, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The separate account was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes, buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Redemption Fees (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ..................... 1.00%
Distribution (12b-1) Fees ...........  None
Other Expenses++ .................... 0.30%
   Total Annual Fund
     Operating Expenses ............. 1.30%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.35%. However, this limit may be changed with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT INSTITUTIONAL
 U.S. MICRO-CAP FUND

1 Year      3 Years     5 Years     10 Years
--------------------------------------------
 $132         $412       $713        $1,568

This example assumes:

o That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Robert E. Kern, Jr.
David G. Kern, CFA

The Fremont Institutional U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC (KCM). KCM was founded in 1997 by Robert E. Kern Jr., CEO, and David G. Kern, president. As of December 31, 2003 KCM managed over $1.8 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1997. The Fund is co-managed by David Kern, CFA.

The Fund's four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise.

Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001.

Stephen Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by Oppenheimer-Funds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

WHAT IS A "MICRO-CAP" COMPANY?

A "micro-cap" company has a total stock market capitalization that places it among the smallest 5% of publicly traded stocks in the United States. As of December 31, 2003, the market capitalizations of these stocks ranged from $10 million to $696 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.


WWW.FREMONTINSTITUTIONAL.COM                             FREMONT MUTUAL FUNDS  3

FREMONT INSTITUTIONAL  YIELD+ FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Institutional Yield+ Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation.

PRINCIPAL STRATEGY

The Fund invests in a diversified portfolio of short-term debt securities with maturities of three years or less. A longer maturity provides an opportunity for a higher level of income. To help limit fluctuations in share price, under normal conditions, the Fund's maximum average maturity will be less than one year.

The Fund may invest in: commercial paper, corporate bonds, certificates of deposit, government notes and bonds that are rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality. The Fund will focus on those issuers with positive or improving credit fundamentals.

Fund management seeks to manage the Fund's credit risk by identifying securities that are unlikely to experience default in principal and interest payments. To determine which securities present the best investment opportunities, Fund management analyzes a variety of macro- and micro-economic factors, including the issuer's:

o     business condition;

o     competitive position; and

o     general financial health.

Fund management will normally sell a security when it no longer represents a good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the Fund's strategy.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in investment grade debt securities. The Fund will be subject to changes in interest rates, the credit-worthiness of the debt issuers, and economic conditions that may lower the value of individual securities or the entire portfolio.

Generally, as interest rates rise, the value of a security will decline. The value of a security may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit rating. Generally, a longer maturity date for a security increases the risk and its yield.


PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 1.19% for the quarter ending 12/31/02. The lowest return for a quarter was -2.77% for the quarter ending 6/30/02. The Fund's year-to-date return as of 12/31/03 was 2.04%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 2002       2003
-----------------
-0.96%      2.04%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT INSTITUTIONAL YIELD+ FUND

                                            Since Inception
                               1 Year           11/1/01
                            -------------------------------
Before Taxes                    2.04%            0.67%

After Taxes
on Distributions(1)             1.43%           -0.10%

After Taxes on
Distributions and
Sale of Fund Shares(2)          1.32%            0.11%

MONEY FUND REPORT AVERAGES(TM)/FIRST TIER
(Plus 50 basis points)

                               1 Year       Since 11/1/01
                            -------------------------------
                                0.99%            1.37%

(See "Investment Terms" on page 13 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

INCOME
--------------------------------------------------------------------------------

Although the Fund seeks to keep the fluctuation in share price to a minimum, there is no guarantee that it will succeed. The Fund will be more volatile than a money market fund. There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fees (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ....................... 0.50%
Distribution (12b-1) Fees .............  None
Other Expenses ........................ 0.39%
   Total Annual Fund
     Operating Expenses ............... 0.89%
   Less Fees Waived
     and Reimbursed++.................. 0.19%
   Net Operating Expenses ............. 0.70%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 0.70%. However, this limit may be changed with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT INSTITUTIONAL YIELD+ FUND

1 Year     3 Years     5 Years     10 Years
-------------------------------------------
 $72         $224        $390        $871

This example assumes:

o That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

[PHOTOS]
Norman Gee
Michelle Romano

The Fremont Institutional Yield+ Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, vice president.

Mr. Gee has over 20 years of professional money investment experience with the Advisor. He has served as portfolio manager of the Fremont Money Market Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager in 1999.


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ADDITIONAL INFORMATION ABOUT INVESTMENT RISK

The following are risks associated with investing in the Fremont Funds described in this prospectus. These risks should be taken into consideration in addition to the Main Risks discussed in the Main Risks section for each Fund (pages 2 and 4).

o PORTFOLIO TURNOVER: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

      The Institutional U.S. Micro-Cap Fund has a portfolio turnover rate in excess of 100%. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs. The sale of securities may also create taxable capital gains.

o     TEMPORARY DEFENSIVE MEASURES:
      From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

--------------------------------------------------------------------------------

ABOUT THE ADVISOR

FREMONT INVESTMENT ADVISORS, INC. (referred to in this prospectus as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

The Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund paid management and administrative fees to the Advisor of 1.15% and 0.65% respectively, of average daily net assets over the past fiscal year.

THE SUB-ADVISOR

In addition to directly managing the Funds, the Advisor has hired an investment management firm, Kern Capital Management LLC (referred to as the "sub-advisor"), to manage the Fremont Institutional U.S. Micro-Cap Fund. The sub-advisor also manages the Fremont U.S. Micro-Cap Fund and a portion of the Fremont Global Fund, and is partially owned by the Advisor.

Even though the Advisor may hire a sub-advisor, the Advisor may choose to manage all or a portion of the Funds' portfolio directly. The sub-advisor is paid by the Advisor and not by the Funds.

In 1996, Fremont Mutual Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. Fremont Mutual Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes including sub-advisory fees.


6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

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HOW TO INVEST

The minimum initial investment in the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund is $250,000 for all types of accounts.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the next calculated net asset value.

--------------------------------------------------------------------------------
INVESTMENT METHOD  TO OPEN AN ACCOUNT              TO ADD TO YOUR INVESTMENT
--------------------------------------------------------------------------------
BY MAIL            Mail in an Account Application  Mail your check payable to
                   with your check for at least    FREMONT MUTUAL FUNDS for
                   $250,000 payable to FREMONT     $5,000 or more.
                   MUTUAL FUNDS. Fremont will not
                   accept third party checks,
                   temporary checks, cash, credit
                   cards, credit card checks,
                   travelers checks or money
                   orders.
--------------------------------------------------------------------------------
BY TELEPHONE       Use the Telephone Exchange      Use the Telephone Exchange
(TELEPHONE         Privilege to move $250,000 or   Privilege to move your
EXCHANGE)          more from an existing Fremont   investment from one Fremont
                   fund account into a new,        fund to another. Please note
                   identically registered          that exchanges between funds
                   account. To use the Telephone   in non-retirement accounts
                   Exchange Privilege, you must    are subject to capital gains
                   first sign up for the           taxes.
                   privilege by checking the
                   appropriate box on your
                   Account Application. After you
                   sign up, please allow time for
                   Fremont to open your account.
--------------------------------------------------------------------------------
BY TELEPHONE                                       Transfer money from your bank
(AUTOBUY                           --              to your Fremont account by
PROGRAM)                                           telephone. You must sign up
                                                   for this privilege on your
                                                   Account Application, and
                                                   attach a voided check.
--------------------------------------------------------------------------------
BY WIRE                            --              Call 800.548.4539 to request
                                                   bank routing information for
                                                   wiring your money to Fremont.
                                                   Not available for IRA
                                                   accounts.
--------------------------------------------------------------------------------


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WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

The Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Fund values its portfolio securities and assets using price quotes from the primary markets in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Fund's Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price. All orders received after Closing Time will be processed with the next day's NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents and the investment are received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

Fremont Funds are available only to U.S. citizens and resident aliens.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders. If you purchase shares by check, and then you sell those shares, your payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

The Funds may reject any purchase order or exchange request for any reason and without prior notice.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. The transfer agent will do its best to accommodate all Fremont shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES: REJECTION OF ORDERS

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds, actual or potential harm to the Funds. The Funds or the Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary. Fremont reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchase and exchange requests or account inquiries.

ABUSIVE TRADING PRACTICES: RISKS FROM TRANSACTIONS BY CERTAIN SHAREHOLDERS

The Funds are not intended for excessive or short-term trading (such as market timing), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. However, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of combined or omnibus accounts by those intermediaries. Investors also will sometimes attempt to use various other trading and ownership techniques that are intended to conceal or avoid detection of their otherwise impermissible or abusive trading in shares of the Funds. Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the Funds if the Funds believe the intermediary, adviser or representative associated with that investor's account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Fund through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.


6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

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HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 10, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

--------------------------------------------------------------------------------
SELLING METHOD    FEATURES AND REQUIREMENTS
--------------------------------------------------------------------------------
BY MAIL           MAIL YOUR INSTRUCTIONS TO:    IF YOU ARE USING OVERNIGHT MAIL:
                  Fremont Mutual Funds, Inc.    Fremont Mutual Funds, Inc.
                  Shareholder Services          c/o PFPC, Inc.
                  P.O. Box 9769                 101 Sabin Street
                  Providence, RI 02940-9769     Pawtucket, RI 02860
--------------------------------------------------------------------------------
BY TELEPHONE      The Telephone Redemption Privilege allows you to redeem your
(TELEPHONE        shares by phone. You must make your telephone redemptions by
REDEMPTION        Closing Time to receive that day's price. YOU MUST PROVIDE
PRIVILEGE)        WRITTEN AUTHORIZATION TO ADD THIS PRIVILEGE TO YOUR ACCOUNT
                  PRIOR TO MAKING THE REQUEST.
--------------------------------------------------------------------------------
BY AUTOMATIC      The Automatic Withdrawal Plan (explained more fully on page
WITHDRAWAL PLAN   10) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts
                  ($100 minimum). To establish this feature, complete an Account
                  Maintenance form which is available by calling 800.548.4539.

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o BY CHECK - Your check will be sent by regular mail to your address on file.

o     BY WIRE - There is a $10 service fee.

o BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.


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SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions by check will be made on the 15th and/or the last business day of the month.

o Redemptions made by electronic transfer will be made on the date you indicate on your Automatic Withdrawal Form.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o You may also request automatic exchanges and transfers of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day PFPC, Inc., Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc. before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee" please see page 11.

If your non-retirement account balance falls below $200,000, the Fund has the right to redeem your shares after giving you 60 days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.
                                                           (continued next page)


10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

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--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o     You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o     The check is being made payable to someone other than the account owner.

o     You are instructing us to change your bank account information.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements, with account information as of the end of March, June, September and December.

o     Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

INTERNET RESOURCES

Visit www.fremontinstitutional.com for in-depth information on Fremont's funds, sub-advisors, portfolio and performance information. This password-protected site is designed to help financial advisors and institutional investors access quality research to help them make intelligent investment decisions.

Individual shareholders may track their investments using Online Account Access on our retail Web site at www.fremontfunds.com.


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DIVIDENDS, DISTRIBUTIONS, AND TAXES

--------------------------------------------------------------------------------
FREMONT FUND                             DIVIDENDS            DISTRIBUTIONS
--------------------------------------------------------------------------------
INSTITUTIONAL U.S. MICRO-CAP             ANNUALLY                ANNUALLY
INSTITUTIONAL YIELD+                     MONTHLY                 ANNUALLY
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when your Fund pays out gains realized on its sale of investment securities.

When you open a taxable account, you should specify on your application how you would like to receive your distributions and dividends.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o     Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends and short-term capital gains distributions in cash and accept long-term capital gains distributions in additional shares.

o Automatically reinvest income and short-term capital gains distributions and receive long-term capital gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

--------------------------------------------------------------------------------

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on this page does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, the Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 15%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions--including exchanges between Funds--are subject to capital gains tax.


12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

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INVESTMENT TERMS
--------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BOND - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

BOND QUALITY - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default). Investment grade bonds are rated Baa or BBB or above.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if the Fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the Fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

DURATION - Measures how sensitive a bond's price is to interest rate changes.

INTEREST RATE - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $600 per year for a $10,000 bond, the interest rate is 6%.

LIQUIDITY - the ability to buy or sell an investment quickly without affecting its price.

MARKET CAPITALIZATION (MARKET CAP) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as a potential investment.

MATURITY - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NET ASSET VALUE (OR NAV) - The price of a single fund share. Calculated by adding up the value of all the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a Fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REDEMPTION - The act of selling shares of a mutual fund.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.
                                                           (continued next page)


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INVESTMENT TERMS (CONTINUED)
--------------------------------------------------------------------------------

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor"--a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.


14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND                                     YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                         2003          2002           2001           2000             1999
                                                      ---------     ----------     ----------     ---------        ---------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD               $    9.50     $    12.98     $    17.37     $   13.68        $    7.52
                                                      ---------     ----------     ----------     ---------        ---------
   INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)                       (.13)          (.11)          (.01)          .06             (.04)
        Net realized and unrealized gain (loss)            5.15          (3.37)         (3.08)         8.19             8.80
                                                      ---------     ----------     ----------     ---------        ---------
          Total income from investment operations          5.02          (3.48)         (3.09)         8.25             8.76
                                                      ---------     ----------     ----------     ---------        ---------
   LESS DISTRIBUTIONS
        From net investment income                           --             --             --          (.06)              --
        From net realized gains                              --             --          (1.30)        (4.50)           (2.60)
                                                      ---------     ----------     ----------     ---------        ---------
          Total distributions                                --             --          (1.30)        (4.56)           (2.60)
                                                      ---------     ----------     ----------     ---------        ---------
   NET ASSET VALUE, END OF PERIOD                     $   14.52     $     9.50     $    12.98     $   17.37        $   13.68
                                                      =========     ==========     ==========     =========        =========
TOTAL RETURN                                              52.84%       (26.81)%(1)    (18.13)%(1)     60.36%(1)       118.10%(1)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)             391,662     $  253,297     $  286,408       241,654        $ 104,971
   Ratio of net expenses to average net assets(2)          1.30%          1.29%          1.25%         1.25%            1.25%
   Ratio of gross expenses to average net assets(2)        1.30%          1.29%          1.31%         1.24%            1.35%
   Ratio of net investment income (loss)
     to average net assets                                (1.12)%         (.96)%         (.06)%          .30%           (.53)%
   Portfolio turnover rate                                  119%            64%            85%          123%             155%

FREMONT INSTITUTIONAL YIELD+ FUND                        YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                   2003         2002(3)
                                                       ----------    ----------
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                $     9.61    $    10.00
                                                       ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                 .18           .22
        Net realized and unrealized gain (loss)               .10          (.39)
                                                       ----------    ----------
          Total income from investment operations             .28          (.17)
                                                       ----------    ----------
   LESS DISTRIBUTIONS
        From net investment income                           (.18)         (.22)
                                                       ----------    ----------
          Total distributions                                (.18)         (.22)
                                                       ----------    ----------
   NET ASSET VALUE, END OF PERIOD                      $     9.71    $     9.61
                                                       ==========    ==========
TOTAL RETURN(1)                                              2.92%       (1.55)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)            $   35,184    $   43,705
   Ratio of net expenses to average net assets(2)             .70%          .70%
   Ratio of gross expenses to average net assets(2)           .89%          .90%
   Ratio of net investment income to average net assets      1.86%         2.42%
   Portfolio turnover rate                                     --%           --%

(1) Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

(2) For the Institutional U.S. Micro-Cap Fund and Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. Prior to March 1, 2002, the total operating expense limit for the Institutional U.S. Micro-Cap Fund was 1.25%. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements.

(3)   Fund commenced operations on November 1, 2001.


WWW.FREMONTINSTITUTIONAL.COM                            FREMONT MUTUAL FUNDS  15

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

    o  First and last name                  o  Social Security Number
    o  Physical address, zip code           o  Birth date
    o  Email address                        o  Phone and fax numbers
    o  Account number                       o  Account type
    o  Account balance                      o  Fund name(s)

FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

    SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

    FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

If you have any questions or comments about our privacy or anti-money laundering practices, please contact us at 800.548.4539.


16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

CERTAIN LEGAL MATTERS
--------------------------------------------------------------------------------

You most likely have heard or read about regulatory inquiries into trading practices in the mutual fund industry. At the Advisor and the Funds, investor trust and confidence are part of our heritage and are fundamental to our business. In order that we continue to earn that trust and confidence, we wanted to make you aware of the following facts.

The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including FIA and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U. S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was termi-nated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons. On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current and at least one former employee of the Advisor, both of whom were formerly officers of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributable to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue to consider what, if any, action should be taken against individuals.

We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us--and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.


WWW.FREMONTINSTITUTIONAL.COM                            FREMONT MUTUAL FUNDS  17

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o     ANNUAL AND SEMI-ANNUAL REPORTS

      Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o     STATEMENT OF ADDITIONAL INFORMATION

      This publication gives you more information about each Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.

You can obtain information on the operation of the Public Reference Room by calling 202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o     For a fee, by sending an e-mail request to: publicinfo@sec.gov.


                [LOGO]
                    FREMONT INVESTMENT ADVISORS

                    FOR GENERAL INFORMATION:

                    800.565.0254, OR 415.284.8562 (OUTSIDE U.S.)
                    PLEASE VISIT OUR WEB SITE AT: www.fremontinstitutional.com

                    SEC FILE NO: 811-05632

                    DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC, MILWAUKEE, WI 53202 COPYRIGHT 2004 FREMONT MUTUAL FUNDS, INC. ALL RIGHTS RESERVED.

                    P030-0402

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GLOBAL FUND
                       FREMONT INTERNATIONAL GROWTH FUND
                          FREMONT LARGE CAP VALUE FUND
                      (FORMERLY FREMONT NEW ERA VALUE FUND)
                          FREMONT LARGE CAP GROWTH FUND
                     (FORMERLY FREMONT NEW ERA GROWTH FUND)
                          FREMONT STRUCTURED CORE FUND
                           FREMONT U.S. SMALL CAP FUND
                          FREMONT U.S. MICRO-CAP FUND
                       FREMONT REAL ESTATE SECURITIES FUND
                                FREMONT BOND FUND
                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                            FREMONT MONEY MARKET FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company, dated March 1, 2004 and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2003 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is dated March 1, 2004.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
THE CORPORATION...................................................................................................2
INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS..........................................................2
FREMONT GLOBAL FUND...............................................................................................2
FREMONT INTERNATIONAL GROWTH FUND.................................................................................4
FREMONT LARGE CAP VALUE FUND (FORMERLY FREMONT NEW ERA VALUE FUND)................................................4
FREMONT LARGE CAP GROWTH FUND (FORMERLY FREMONT NEW ERA GROWTH FUND)..............................................5
FREMONT STRUCTURED CORE FUND (FORMERLY FREMONT GROWTH FUND).......................................................5
FREMONT U.S. SMALL CAP FUND.......................................................................................5
FREMONT U.S. MICRO-CAP FUND.......................................................................................6
FREMONT REAL ESTATE SECURITIES FUND...............................................................................6
FREMONT BOND FUND.................................................................................................7
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND.....................................................................8
FREMONT MONEY MARKET FUND.........................................................................................9
GENERAL INVESTMENT POLICIES......................................................................................10
DIVERSIFICATION..................................................................................................10
MONEY MARKET INSTRUMENTS.........................................................................................10
U.S. GOVERNMENT SECURITIES.......................................................................................10
REPURCHASE AGREEMENTS............................................................................................11
REVERSE REPURCHASE AGREEMENTS AND LEVERAGE.......................................................................11
FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS..........................................12
SWAP AGREEMENTS..................................................................................................12
BOND ARBITRAGE STRATEGIES........................................................................................14
INFLATION-LINKED BONDS...........................................................................................14
WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS............................................................15
COMMERCIAL BANK OBLIGATIONS......................................................................................16
TEMPORARY DEFENSIVE POSTURE......................................................................................16
BORROWING........................................................................................................16
LENDING OF PORTFOLIO SECURITIES..................................................................................16
PORTFOLIO TURNOVER...............................................................................................17
SHARES OF INVESTMENT COMPANIES...................................................................................17
ILLIQUID AND RESTRICTED SECURITIES...............................................................................18
WARRANTS OR RIGHTS...............................................................................................18
MUNICIPAL SECURITIES.............................................................................................18
MUNICIPAL NOTES..................................................................................................19
COMMERCIAL PAPER.................................................................................................19
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES...............................................................19
WRITING COVERED CALL OPTIONS.....................................................................................22
WRITING COVERED PUT OPTIONS......................................................................................24
PURCHASING PUT OPTIONS...........................................................................................24
PURCHASING CALL OPTIONS..........................................................................................25
DESCRIPTION OF FUTURES CONTRACTS.................................................................................26
FUTURES CONTRACTS GENERALLY......................................................................................27
OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH RESPECT TO FREMONT GLOBAL FUND, GOLD FUTURES
CONTRACTS........................................................................................................29


                                                                                                                PAGE
                                                                                                                ----
FORWARD CURRENCY AND OPTIONS TRANSACTIONS........................................................................29
RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING..............................................30
DEPOSITORY RECEIPTS..............................................................................................31
PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES..............................................32
GUARANTEED INVESTMENT CONTRACTS..................................................................................37
CORPORATE DEBT SECURITIES........................................................................................37
REDUCTION IN BOND RATING.........................................................................................37
CONCENTRATION....................................................................................................38
INVESTMENT RESTRICTIONS..........................................................................................38
INVESTMENT COMPANY DIRECTORS AND OFFICERS........................................................................40
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................42
EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................50
HOW TO INVEST....................................................................................................52
OTHER INVESTMENT AND REDEMPTION SERVICES.........................................................................55
TAXES - MUTUAL FUNDS.............................................................................................56
ADDITIONAL INFORMATION...........................................................................................60
INVESTMENT RESULTS...............................................................................................64
APPENDIX A-DESCRIPTION OF RATINGS...............................................................................A-1
APPENDIX B-PROXY VOTING POLICIES AND PROCEDURES.................................................................B-1

         THE CORPORATION

         The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock, as noted on the cover page, with equal dividend and liquidation rights within each series (each a "Fund" and collectively, the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

         The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of each Fund.

         The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

         In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "Sub-Advisors") to manage the portfolios of certain funds. The Advisor will provide direct portfolio management services to the extent that a Sub-Advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional Sub-Advisor(s) be engaged to provide investment advisory or portfolio management services to a Fund. Prior to such engagement, any agreement with a Sub-Advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a Sub-Advisor.

         On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all of the Funds in the aggregate is required by the 1940 Act or otherwise.

         Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time at the discretion of the Board of Directors. Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Shares of a Fund when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

         Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of certain funds under applicable Securities and Exchange Commission regulations.

         INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

         A broad range of objectives and policies is offered because Fremont Mutual Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except Fremont Money Market
         Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

         FREMONT GLOBAL FUND
         -------------------

         The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

         o U.S. STOCKS--The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter ("OTC") market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

         o U.S. DOLLAR-DENOMINATED DEBT SECURITIES--The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody's Investors Services ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P"), or an equivalent rating by another Nationally Recognized Statisitical Rating Organization ("NRSRO") (sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See Appendix A for a description of rating categories.

         o FOREIGN STOCKS--The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund's success in these transactions will depend principally on the ability of the Advisor and/or Sub-Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

         o FOREIGN BONDS--The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. The Fund may also invest in futures of foreign government bonds.

         o REAL ESTATE SECURITIES--The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

         o PRECIOUS METALS AND COMMODITIES FUTURES--The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

         The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

         FREMONT INTERNATIONAL GROWTH FUND
         ---------------------------------

         The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor and/or Sub-Advisor generally will invest 90% of the Fund's total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its total assets invested in equity securities domiciled outside the United States.

         The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

         In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

         For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

         FREMONT LARGE CAP VALUE FUND (FORMERLY FREMONT NEW ERA VALUE FUND)
         ------------------------------------------------------------------

         Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective.

         The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or be of comparable quality as determined by the Advisor.

         On March 20, 2003, the Fund changed its name from the Fremont New Era Value Fund to the Fremont Large Cap Value Fund.

         FREMONT LARGE CAP GROWTH FUND (FORMERLY FREMONT NEW ERA GROWTH FUND)
         --------------------------------------------------------------------

         The Fremont Large Cap Growth Fund seeks long-term capital appreciation by investing in a concentrated selection of common stocks of large U.S. companies. Normally, the Fund will invest at least 80% of its assets in these large cap stocks. The Fund invests in companies that Fund management believes demonstrate a history of above-average earnings growth, higher than average projected earnings growth, relatively attractive valuations, and a higher than average return on equity. The Fund normally invests in a concentrated portfolio of approximately 30 stocks. See "General Investment Policies" for a discussion of these investment practices.

         On March 1, 2003, the Fund changed its name from the Fremont New Era Growth Fund to the Fremont Large Cap Growth Fund.

         FREMONT STRUCTURED CORE FUND (FORMERLY FREMONT GROWTH FUND)
         -----------------------------------------------------------

         Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.

         If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund's portfolio. See Appendix A for a description of rating categories.

         The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

         The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

         On March 1, 2001, the Fund changed its name from the Fremont Growth Fund to the Fremont Structured Core Fund.

         FREMONT U.S. SMALL CAP FUND
         ---------------------------

         Under normal conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in common stocks of small U.S. companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of purchase. Up to 25% of the Fund's total assets, at the time of the initial purchase, may be invested in securities of companies domiclied outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index and individual security futures contracts, options on index futures, and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

         For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and/or Sub-Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be at the time of purchase rated investement grade by Moody's or Standard & Poor's, or determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. See Appendix A for a description of rating categories.

         FREMONT U.S. MICRO-CAP FUND
         ---------------------------

         Under normal market conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 5% of market capitalizations of U.S. exchange listed companies, measured at the time of the initial purchase. As the value of the total market capitalziation changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

         Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor and/or Sub-Advisor to be of comparable quality. See Appendix A for a description of rating categories.

         FREMONT REAL ESTATE SECURITIES FUND
         -----------------------------------

         For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the Fremont Real Estate Securities Fund may include: real estate investment trusts ("REITs"), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

         REITs invest primarily in income producing real estate or real estate related loans or interests. A REIT is exempt from corporate level taxes if it complies with several requirements relating to its organization, ownership, assets, and income, including a requirement that it distribute to its shareholders at least 90% of its taxable net income for each taxable year.

         The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

         Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

         The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which at the time of purchase are rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A for a description of rating categories.

         FREMONT BOND FUND
         -----------------

         The Fund will invest primarily in securities rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, or have a comparable rating by another NRSRO. See Appendix A for a description of rating categories. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See "Corporate Debt Securities" for more information on quality ratings and risks involved with lower rated securities.

         The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, no more than 20% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

         When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

         The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside liquid assets or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counter party; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets.

         FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
         ---------------------------------------------

         The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

         The term "municipal securities" as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

         The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa;

         MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See Appendix A for a description of these ratings.

         Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor and/or Sub-Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund's total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

         As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its assets (net assets plus borrowings for investment purposes) in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

         FREMONT MONEY MARKET FUND
         -------------------------

         The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Directors. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund's assets will have a maturity of not more than 90 days.

         The Fund will invest in short-term securities which, at the time of purchase, are considered to be "First Tier" securities, defined as: (i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Directors.

         The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets.

         GENERAL INVESTMENT POLICIES

         DIVERSIFICATION
         ---------------

         Each Fund, except for Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate Securities Fund and Fremont California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

         Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate Securities Fund, and Fremont California Intermediate Tax-Free Fund are non-diversified funds and are not subject to the foregoing requirements.

         MONEY MARKET INSTRUMENTS
         ------------------------

         The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

         At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Generally, high-quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A for a description of rating categories.

         U.S. GOVERNMENT SECURITIES
         --------------------------

         Each Fund may invest in U.S. government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

         REPURCHASE AGREEMENTS
         ---------------------

         As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of Fremont Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government; (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and
         (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

         REVERSE REPURCHASE AGREEMENTS AND LEVERAGE
         ------------------------------------------

         The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

         FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS
         -----------------------------------------------------------------------

         The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

         The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

         SWAP AGREEMENTS
         ---------------

         The Funds (except Fremont Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         BOND ARBITRAGE STRATEGIES
         -------------------------

         (Fremont Global Fund and Fremont Bond Fund only.) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors' expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor determines that investors' expectations of future inflation are unrealistically high or low. For example, if the Advisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors' unrealistically low expectations concerning future inflation, the Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding "long" position on U.S. Treasury Inflation-Indexed Bonds. If investors' expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds' net assets.

         INFLATION-LINKED BONDS
         ----------------------

         To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

         For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount, any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS
         -----------------------------------------------------

         A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

         COMMERCIAL BANK OBLIGATIONS
         ---------------------------

         For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

         TEMPORARY DEFENSIVE POSTURE
         ---------------------------

         Whenever, in the judgment of the Advisor and/or Sub-Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high-quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objective.

         BORROWING
         ---------

         Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

         LENDING OF PORTFOLIO SECURITIES
         -------------------------------

         Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor and/or Sub-Advisor to be of good standing and will not be made unless, in the judgment of the Advisor and/or Sub-Advisor, the consideration to be earned from such loans would justify the associated risk.

         PORTFOLIO TURNOVER
         ------------------

         Each Fund (except for Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

         SHARES OF INVESTMENT COMPANIES
         ------------------------------

         Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

         The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

         As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

         Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

         ILLIQUID AND RESTRICTED SECURITIES
         ----------------------------------

         Each Fund (other than Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." Fremont Money Market Fund may invest up to 10% of its net assets in "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.

         "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

         It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         WARRANTS OR RIGHTS
         ------------------

         Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

         MUNICIPAL SECURITIES
         --------------------

         Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

         Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

         Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

         The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

         MUNICIPAL NOTES
         ---------------

         Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

              TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

              REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

              BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide Fremont Money for the repayment of these notes.

         COMMERCIAL PAPER
         ----------------

         Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
         --------------------------------------------------

         Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

         A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

         Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

              COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

              REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

              STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

              OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

         As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

         The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by

         Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

         In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

         WRITING COVERED CALL OPTIONS
         ----------------------------

         The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor and/or Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund's net assets.

         A call option gives the holder (the writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

         WRITING COVERED PUT OPTIONS
         ---------------------------

         The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub-Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

         PURCHASING PUT OPTIONS
         ----------------------

         The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

         The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         PURCHASING CALL OPTIONS
         -----------------------

         The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

         Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

         DESCRIPTION OF FUTURES CONTRACTS
         --------------------------------

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

         Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

         As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

         The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

         The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

         Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to "margin" (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

         A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

         Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

         FUTURES CONTRACTS GENERALLY
         ---------------------------

         Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

         A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

         A Fund's futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.

         "Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a

         Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

         The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

         Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

         Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH
         --------------------------------------------------------------------
         RESPECT TO FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS
         ------------------------------------------------------

         Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to Fremont Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

         FORWARD CURRENCY AND OPTIONS TRANSACTIONS
         -----------------------------------------

         A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non -hedging purposes.

         A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

         If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

         Currency options may be either listed on an exchange or traded over-the-counter (OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

         RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING
         -------------------------------------------------------------------

         (Except for Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

         There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

         The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

         The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

         The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor and/or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

         Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

         A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

         DEPOSITORY RECEIPTS
         -------------------

         (Except for Fremont Money Market Fund.) Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts

         ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Taxes - Mutual Funds." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

         PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES
         -------------------------------------------------------------------

         Fremont California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California's counties, municipalities, authorities or other subdivisions.

         A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities. In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval. In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State's General Fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

         It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Los Angeles County, the nation's largest county, has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. In addition, the State and local governments are party to numerous legal proceedings, many of which normally occur in governmental operations, and are or may become involved in other legal proceedings that, if decided against the State or a local government, might require significant future expenditures by, or impair the revenues of, the State or such local government.

         Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. Large stock market declines in recent years have reduced such tax revenues.

         Certain tax exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

         California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy and significantly affect State and local government budgets.

         Recent Developments
         -------------------

         SLOWDOWN OF CALIFORNIA'S ECONOMY. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

         The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California. The grocery workers walked out or were locked out beginning October 12, 2003, and the dispute had not been resolved as of mid-January 2004. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

         The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of December 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6% higher than forecasted.

         CASH FLOW REQUIREMENTS. Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the Department of Water Resources ("DWR") power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

         Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

         By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision to the 2003-04 Governor's Budget assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of either the fiscal recovery bonds (which may be delayed by litigation) or, subject to voter approval in the March 2004 primary election, the issuance of a $15 billion deficit reduction bond. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

         CALIFORNIA ENERGY MATTERS. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

         ELECTION OF GOVERNOR SCHWARZENEGGER. In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and accordingly these measures will appear on the March 2004 primary ballot.

         SOUTHERN CALIFORNIA WILDFIRES. In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.

         BOND RATINGS

         S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

         In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

         In December 2002, the ratings of the State's general obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody's were reduced. In December 2003, Moody's and Fitch's again reduced their ratings of the State's general obligation bonds, citing concerns over the state's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of February 3, 2004, S&P's rating was "BBB," Moody's rating was "Baa1" and Fitch's rating was "BBB." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

         There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

         GUARANTEED INVESTMENT CONTRACTS
         -------------------------------

         Fremont Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

         CORPORATE DEBT SECURITIES
         -------------------------

         (Fremont Global Fund and Fremont Bond Fund only.) A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

         Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds"), which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

         SEGREGATED ASSET DISCLOSURE
         ---------------------------

         Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

         REDUCTION IN BOND RATING
         ------------------------

         Fremont Global Fund and Fremont Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, by S&P and Moody's, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor and/or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or equivalents thereof, are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

         CONCENTRATION
         -------------

         Fremont Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

         Fremont Large Cap Growth Fund will concentrate its investments in approximately 30 stocks of U.S. companies. Normally, the Fund will invest at least 80% of total assets in these large cap stocks. As a result, an economic, political or other change affecting one company can have a greater impact on the value of the Fund's portfolio. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

         INVESTMENT RESTRICTIONS
         -----------------------

         Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

              1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by Fremont Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by Fremont Real Estate Securities Fund in companies engaged in the real estate industry, including real estate investment trusts. See "Investment Objective, Policies, And Risk Considerations."

              2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

              3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

              4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

              5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

              6. Change its status as either a diversified or a non-diversified investment company.

              7. Issue senior securities, except as permitted under the 1940 Act and as described in the Prospectus and this Statement of Additional Information, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

              8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

              9. (The California Intermediate Tax-Free Fund only) invest less than 80% of its assets (net assets plus borrowings for investment purposes) in California tax-free municipal securities.

         Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

              10. Invest in companies for the purpose of exercising control or management.

              11. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

              12. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

              13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

              14. Enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to margin on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

              15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of Fremont Money Market Fund's net assets.

              16. (Except Fremont Global Fund and Fremont Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

              17. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

              18. Acquire more than 3% of the outstanding voting securities of any one investment company.

         Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges for the U. S. Small Cap and U.S. Micro Cap Funds - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

         INVESTMENT COMPANY DIRECTORS AND OFFICERS

         The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director, or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

+====================================+===========+============+============================+===============+=======================+
|                                    |           |            |                            |   NUMBER OF   |                       |
|                                    |           |            |                            | PORTFOLIOS IN |                       |
|                NAME                |           |            |                            | FUND COMPLEX  |         OTHER         |
|              ADDRESS               | POSITIONS |   YEAR     |   PRINCIPAL OCCUPATIONS    | OVERSEEN BY   |     DIRECTORSHIPS     |
|           DATE OF BIRTH            |   HELD    | ELECTED(1) |       PAST FIVE YEARS      |  DIRECTOR     |          HELD         |
+====================================+===========+============+============================+===============+=======================+
| "NON-INTERESTED" DIRECTORS
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| Richard E. Holmes(3)               | Director  |    1988    | Vice President and         |      13       |                       |
| Fremont Investment Advisors, Inc.  |           |            | Director, BelMar Advisors, |               |                       |
| 333 Market Street, 26th Floor      |           |            | Inc.  (marketing firm)     |               |                       |
| San Francisco, CA 94105            |           |            |                            |               |                       |
| 5-14-43                            |           |            |                            |               |                       |
|                                    |           |            |                            |               |                       |
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| Kimun Lee (3)                      | Director  |    1998    | Principal of Resources     |      13       | Montalvo Arts         |
| Fremont Investment Advisors, Inc.  |           |            | Consolidated (a consulting |               | Association, Cal      |
| 333 Market Street, 26th Floor      |           |            | and investment banking     |               | Performances          |
| San Francisco, CA 94105            |           |            | service group).            |               | (University of        |
| 6-17-46                            |           |            |                            |               | California at Berkley)|
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| Christine D. Timmerman (3)         | Director  |    1999    | Financial Consultant       |      13       |                       |
|  Fremont Investment Advisors, Inc. |           |            |                            |               |                       |
|  333 Market Street, 26th Floor     |           |            |                            |               |                       |
|  San Francisco, CA 94105           |           |            |                            |               |                       |
|  6-29-46                           |           |            |                            |               |                       |
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+

+====================================+===========+============+============================+===============+=======================+
|                                    |           |            |                            |   NUMBER OF   |                       |
|                                    |           |            |                            | PORTFOLIOS IN |                       |
|                NAME                |           |            |                            | FUND COMPLEX  |         OTHER         |
|              ADDRESS               | POSITIONS |   YEAR     |   PRINCIPAL OCCUPATIONS    | OVERSEEN BY   |     DIRECTORSHIPS     |
|           DATE OF BIRTH            |   HELD    | ELECTED(1) |       PAST FIVE YEARS      |  DIRECTOR     |          HELD         |
+====================================+===========+============+============================+===============+=======================+
| "INTERESTED" DIRECTORS (2) AND OTHER OFFICERS
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| David L. Redo(                     | Director  |    1988    | 7/03-Present,              |      13       | Sit/Kim               |
| Fremont Investment, Advisors, Inc. |           |            | Principal/Portfolio        |               | International         |
|                                    |           |            | Manager, Wetherby Asset    |               | Investment            |
| 333 Market Street, 26th Floor      |           |            | Management 5/01-7/03,      |               | Associates, Inc.      |
| San Francisco, CA  94105           |           |            | Managing Director, Fremont |               | CAL Performances      |
| 9-1-37                             |           |            | Investment Advisors, Inc.; |               | Callan Associates     |
|                                    |           |            | 9/88 - 5/01, -CEO &        |               | Emeritus Trustee      |
|                                    |           |            | Managing Director, Fremont |               | - University of       |
|                                    |           |            | Investment Advisors, Inc;  |               | California,           |
|                                    |           |            |                            |               | Berkeley              |
|                                    |           |            |                            |               | Foundation            |
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| Deborah L. Duncan                  | Chairman, |    2003    | 1/03-Present, Chairman &   |       13      | New York              |
| Fremont Investment Advisors, Inc.  | President,|            | President & Director of the|               | University Stern      |
| 333 Market Street, 26th Floor      | Director  |            | Board of Fremont Mutual    |               | School                |
| San Francisco, CA 94105            |           |            | Funds, Inc. 4/01-Present,  |               |                       |
| 4-24-55                            |           |            | Managing Director and CFO, |               |                       |
|                                    |           |            | Fremont Group, LLC,        |               |                       |
|                                    |           |            | 1979-2000, Executive       |               |                       |
|                                    |           |            | VP/Asset Management        |               |                       |
|                                    |           |            | Executive, Chase Manhattan |               |                       |
|                                    |           |            | Bank                       |               |                       |
+------------------------------------+-----------+------------+----------------------------+---------------+-----------------------+
| James E. Klescewski                | CFO,      |    2003    | 4/03-Present CFO,          |       13      |                       |
| Fremont Investment Advisors, Inc.  | Treasurer |            | Treasurer, Fremont         |               |                       |
| 333 Market Street, 26th Floor      |           |            | Investment Advisors, Inc., |               |                       |
| San Francisco, CA   94105          |           |            | 7/98- 4/03, CFO, Montgomery|               |                       |
| 11-6-55                            |           |            | Asset Management, LLC      |               |                       |
+====================================+===========+============+============================+===============+=======================+

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.
(2) "Interested persons" within the meaning as defined in the 1940 Act.
(3) Member of the Audit Committee and the Contracts Committee.

The Board has two standing committees: the Audit Committee, and the Contracts Committee. The Committee's are comprised and footnoted in the table above. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and sub-advisory new and renewed contracts.

The dollar value of shares owned by the Directors beneficially as of December 31, 2003 are as follows:

+========================+===============+===============+============+=============+=============+============+==============+
|                        |               | INTERNATIONAL | LARGE CAP  |  LARGE CAP  | STRUCTURED  | U.S. SMALL | U.S. MICRO-  |
| DIRECTOR               | GLOBAL FUND   |  GROWTH FUND  | VALUE FUND | GROWTH FUND |   CORE FUND |  CAP FUND  |  CAP FUND    |
+========================+===============+===============+============+=============+=============+============+==============+
|                        |               |$10,001-$50,000|            |             |     $1-     |    $1-     |              |
| Deborah L. Duncan      |               |               |            |             |   $10,000   |  $10,000   |              |
+========================+===============+===============+============+=============+=============+============+==============+
|                        |               |      Above    |            |             |             |$50,001-$100|   Above      |
| David L.  Redo         |               |    $100,000   |            |             |             |            |  $100,000    |
+========================+===============+===============+============+=============+=============+============+==============+
|                        |               |               |            |             |             |  $10,001-  |   Above      |
| Richard E. Holmes      |               |               |            |             |             |  $50,000   |  $100,000    |
+========================+===============+===============+============+=============+=============+============+==============+

+========================+===============+===============+============+=============+=============+============+==============+
|                        |               | INTERNATIONAL | LARGE CAP  |  LARGE CAP  | STRUCTURED  | U.S. SMALL | U.S. MICRO-  |
| DIRECTOR               | GLOBAL FUND   |  GROWTH FUND  | VALUE FUND | GROWTH FUND |   CORE FUND |  CAP FUND  |  CAP FUND    |
+========================+===============+===============+============+=============+=============+============+==============+
|                        |               |               |  $10,001-  |             |             |            |              |
| Kimun Lee              |               |               |  $50,000   |             |             |            |              |
+========================+===============+===============+============+=============+=============+============+==============+
|                        |               |               |     $1-    |             |             |     $1-    |    $1-       |
| Christine D. Timmerman |               |               |   $10,000  |             |             |   $10,000  |  $10,000     |
+========================+===============+===============+============+=============+=============+============+==============+

+========================+===============+===============+===============+=============+=============+========================+
|                        |  REAL ESTATE  |               |  CALIFORNIA   |             |             |    OTHER FREMONT       |
|                        |   SECURITIES  |               | INTERMEDIATE  |    MONEY    |  ALL FUNDS  |  INVESTMENT ADVISORS   |
|   DIRECTOR             |     FUND      |  BOND FUND    | TAX-FREE FUND | MARKET FUND | (AGGREGATE) |        PRODUCTS        |
+========================+===============+===============+===============+=============+=============+========================+
|                        |               |    $10,001-   |               |             |   Above     |                        |
| Deborah L. Duncan      |               |    $50,000    |               |             |  $100,000   |                        |
+========================+===============+===============+===============+=============+=============+========================+
|                        |    Above      |     Above     |      Above    |             |    Above    |         Above          |
| David L. Redo          |  $100,000     |   $100,000    |    $100,000   |             |  $100,000   |        $100,000        |
+========================+===============+===============+===============+=============+=============+========================+
|                        |               |     Above     |               |    Above    |    Above    |                        |
| Richard E. Holmes      |               |   $100,000    |               |  $100,000   |  $100,000   |                        |
+========================+===============+===============+===============+=============+=============+========================+
|                        |   $10,001-    |   $10,001-    |               |  $50,001-   |    Above    |                        |
| Kimun Lee              |   $50,000     |   $50,000     |               |  $100,000   |  $100,000   |                        |
+========================+===============+===============+===============+=============+=============+========================+
|                        |   $10,001-    |   $10,001-    |               |  $10,001-   |  $50,001-   |                        |
| Christine D. Timmerman |   $50,000     |   $50,000     |               |  $50,000    |  $100,000   |                        |
+========================+===============+===============+===============+=============+=============+========================+

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2003:

+========================+=================+===============+===============+========================================+
|                        |                 |  PENSION OR   |               |                                        |
|                        |                 |  RETIREMENT   |               |                                        |
|                        |    AGGREGATE    |    BENEFITS   |   ESTIMATED   |                                        |
|                        |  COMPENSATION   |    ACCRUED    |    ANNUAL     |                                        |
|                        |    FROM THE     |  AS PART OF   | BENEFITS UPON |     TOTAL COMPENSATION FROM THE        |
|  NAME OF PERSON        |   CORPORATION   | FUND EXPENSES |   RETIREMENT  |     CORPORATION PAID TO DIRECTORS      |
+========================+=================+===============+===============+========================================+
| Richard E. Holmes      |    $45,000      |      $0       |       $0      |                $45,000                 |
+========================+=================+===============+===============+========================================+
| Kimun Lee              |    $45,000      |      $0       |       $0      |                $45,000                 |
+========================+=================+===============+===============+========================================+
| Christine D. Timmerman |    $46,250      |      $0       |       $0      |                $46,250                 |
+========================+=================+===============+===============+========================================+
| David L. Redo          |    $10,000      |      $0       |       $0      |                $10,000                 |
+========================+=================+===============+===============+========================================+

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Advisor, and the Advisor has in turn delegated to the Sub-Advisors, responsibility for voting any proxies relating to portfolio securities held by the Funds in accordance with the Sub-Advisor's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the Advisor and the Sub-Advisors on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B. You may obtain a copy of these procedures, free of charge, by calling "toll free" 800-565-0254. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (except Fremont U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to Fremont U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter.

Each Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).

The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

For Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interest of the Fund.

The Investment Advisory Agreements (the "Advisory Agreements") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002, and 2001:

                                                             FISCAL YEAR ENDED OCTOBER 31,
                                                                      (IN 000'S)
                                                 -------------------------------------------------------
                                                           2003               2002               2001
                                                           ----               ----               ----
     Global Fund                                         $2,945             $3,487             $4,182
     International Growth Fund                              195                181                399
     Large Cap Value Fund*                                    6                149                  0
     Large Cap Growth Fund*                                  13                  0                  0
     Structured Core Fund                                   285                401                522

                                                             FISCAL YEAR ENDED OCTOBER 31,
                                                                      (IN '000'S)
                                                 -------------------------------------------------------
                                                           2003               2002               2001
                                                           ----               ----               ----
     U.S. Small Cap Fund                                 $  309             $  286            $   360
     U.S. Micro-Cap Fund                                  7,516              9,157             10,361
     Real Estate Securities Fund                            145                259                 94
     Bond Fund                                            4,930              3,223              1,974
     California Intermediate Tax-Free Fund                  134                133                113
     Money Market Fund                                    1,645              1,597              1,541

*Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Administration Agreement with respect to Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Money Market Fund, Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont Global Fund, Fremont Structured Core Fund, and Fremont California Intermediate Tax-Free Fund, also provide for the payment of an administrative fee to the Advisor at an annual rate of 0.15% of average net assets. The following table depicts the administrative fee (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2003, 2002 and 2001:


                                                                  FISCAL YEAR ENDED OCTOBER 31,
                                                                           (IN '000'S)
                                                         ------------------------------------------------
                                                            2003               2002              2001
                                                            ----               ----              ----
    Global Fund                                           $  736             $  871            $1,046
    International Growth Fund                                 37                 53                97
    Large Cap Value Fund*                                     21                 45                19
    Large Cap Growth Fund Fund*                               19                  3                 0
    Structured Core Fund                                      96                120               157
    U.S. Small Cap Fund                                       53                 63                88
    U.S. Micro-Cap Fund                                      N/A                N/A               N/A
    Real Estate Securities Fund                               35                 20               N/A
    Bond Fund                                              1,233              1,381               493
    California Intermediate Tax-Free Fund                     91                 86                86
    Money Market Fund                                      1,196              1,140             1,118

*Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Funds' Board of Directors have approved an Operating Expense Agreement which contractually obligates the Advisor to limit the expenses of certain funds (as a percentage of average net assets) for an indefinite period as follows:
International Growth Fund 1.50%; Large Cap Value Fund 1.20%; Large Cap Growth Fund 1.40%; U.S. Small Cap Fund 1.60%; U.S. Micro Cap Fund 1.98%; Real Estate Securities Fund 1.50%; and Fremont California Intermediate Tax-Free Fund 0.55%. Also, under the Operating Expense Agreement, the Advisor is obligated to waive 0.05% of the 0.15% administrative fee for Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund for an indefinite period. Also, effective November 1, 2003, the Advisor voluntarily agreed to waive Fund operating expenses that exceed 0.60% of the Bond Fund's average net assets. The Advisor may remove this waiver at any time in the future.

In determining whether to renew the Advisory Agreements each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in March 2003, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreements, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the Sub-Advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISORS

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund.

Pursuant to this authority, the following table summarizes the Sub-Advisors:

 +----------------------------------------------+-----------------------------------------------------------+
 |FUND                                          | SUB-ADVISOR(S)                                             |
 +----------------------------------------------+-----------------------------------------------------------+
 |Global Fund                                   | Armstrong Shaw Associates Inc.                            |
 |                                              | Delaware International Advisers Ltd.                      |
 |                                              | Jarislowsky, Fraser Limited                               |
 |                                              | Kern Capital Management LLC+                              |
 |                                              | Northstar Capital Management, Inc.                        |
 +----------------------------------------------+-----------------------------------------------------------+
 | International Growth Fund                    | Jarislowsky, Fraser Limited                               |
 +----------------------------------------------+-----------------------------------------------------------+
 | Large Cap Growth                             | Northstar Capital Management, Inc.                        |
 +----------------------------------------------+-----------------------------------------------------------+
 | Large Cap Value                              | Alliance Capital Management, L.P.                         |
 +----------------------------------------------+-----------------------------------------------------------+
 | U.S. Small Cap Fund                          | TimesSquare Capital Management, Inc.                      |
 +----------------------------------------------+-----------------------------------------------------------+
 | U.S. Micro-Cap Fund                          | Kern Capital Management LLC+                              |
 +----------------------------------------------+-----------------------------------------------------------+
 | Real Estate Securities Fund                  | Lend Lease Rosen Real Estate Securities LLC               |
 +----------------------------------------------+-----------------------------------------------------------+
 | Bond Fund                                    | Pacific Investment Management Company LLC                 |
 +----------------------------------------------+-----------------------------------------------------------+
 | California Intermediate Tax-Free Fund        | Evergreen Investment Management Company, LLC              |
 +----------------------------------------------+-----------------------------------------------------------+

+The sub-advisor is partially owned by the Advisor.

The current portfolio management agreements between the Advisor and the above-named Sub-Advisors (the "Portfolio Management Agreements") provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors. At meetings in March 2003, the Board considered the approval of Portfolio Management Agreements with several new Sub-Advisors to the Funds. At this meeting, the Board received in-person presentations and considered materials from the proposed Sub-Advisors. The materials included information regarding the firms' personnel, operations, financial information, research capabilities, investment philosophy, method of managing portfolios, and long-term experience and investment results. In the course of reviewing the new Portfolio Management Agreements, the Board considered a number of factors, including, but not limited to: the nature and quality of services to be provided to the Funds, fees and expenses borne by the Funds, the soft dollar practices of the proposed Sub-Advisors, their respective performance, and the profitability of the relationship for the proposed Sub-Advisors. The Board also reviewed the quality and depth of the firms' organizations and the investment professionals who would be providing services to the Funds. Upon careful review, the Board approved the proposed Sub-Advisors for their investment style, discipline, risk controls, consistent above-average performance over a long period of time, and high level of client service, among other things.

Each Sub-Advisor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, their Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

For their services under the Portfolio Management Agreements, the Advisor (not the Funds) has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets allocated to the Sub-Advisor, payable monthly:

     Global Fund
                                            0.50% to Kern Capital Management LLC

                                            To   Jarislowsky, Fraser Limited1
                                                 0.60% on the first $25 million
                                                 0.50% the next $25 million
                                                 0.40% on the next $25 million
                                                 0.30% on the next $25 million
                                                 0.20% on the amount in excess
                                                 of $100 million

                                            To   Northstar Capital Management,
                                                 Inc. 1 0.50% on the first $50
                                                 million 0.40% on the next $150
                                                 million 0.35% on the next $800
                                                 million 0.25% on the amount in
                                                 excess of $1 billion

                                            To Delaware International Advisers Ltd.
                                                 0.50% on the first $50 million
                                                 0.35% on the next $50 million
                                                 0.30% on assets in excess of $100 million

                                             To Armstrong Shaw Associates Inc.
                                                 0.75% on the first $25 million
                                                 0.50% on the next $50 million
                                                 0.40% on the next $50 million
                                                 0.30% on the amount in excess of $125 million

     International Growth Fund               To Jarislowsky, Fraser Limited1
                                                 0.60% on the first $25 million
                                                 0.50% on the next $25 million
                                                 0.40% on the next $25 million
                                                 0.30% on the next $25 million
                                                 0.20% on the amount in excess of $100 million

     Large Cap Growth Fund                  To Northstar Capital Management, Inc.(1)
                                                 0.50% on the first $50 million
                                                 0.40% on the next $150 million
                                                 0.35% on the next $800 million
                                                 0.25% on the amount in excess of $1 billion

     Large Cap Value Fund                        0.60% to Alliance Capital Management L.P.

     U.S. Small Cap Fund                    To TimesSquare Capital Management, Inc.
                                                 0.85% (85 basis points) on the first $50 million
                                                 0.70% (70 basis points) on the next $50 million

                                                0.65% (65 basis points) on assets in excess of $100 million

     U.S. Micro-Cap Fund                     To Kern Capital Management LLC
                                                1.25% on the first $25 million
                                                1.00% on the next $75 million
                                                0.75% on assets in excess of $100 million

     Real Estate Securities Fund             0.60% to Lend Lease Rosen Real Estate Securities LLC

     Bond Fund                               0.25% to Pacific Investment Management Company LLC

     California Intermediate Tax Free Fund   To Evergreen Investment Management Company, LLC
                                                0.25% on the first $25 million
                                                0.20% on assets in excess of $25 million

(1) Fee aggregation shall apply to all accounts managed by Jarislowsky, Fraser Limited, and Northstar Capital Management, Inc., for Fremont Mutual Funds, Inc. Each Fund managed by the Sub-Advisor will pay its pro-rata share of the aggregated fee.

The following table depicts the sub-advisory fees paid by the Advisor (not the Funds), net of voluntary fee waivers for the fiscal years ended October 31, 2003, 2002 and 2001:

                                                  2003         2002         2001
                                               ----------   ----------   ----------
Pacific Investment Management Company LLC      $3,079,264   $2,520,256   $1,406,463
Bee & Associates(1)                                33,243       83,985       51,085
Kern Capital Management LLC                     6,339,297    4,754,623    7,647,601
Delaware International Advisers Ltd.              180,309      188,407       99,471
Bridgewater Associates, Inc.(2)                   305,138      290,273      151,338
Mellon Capital Management(3)                          N/A       49,434      167,975
Northstar Capital Management, Inc.                116,655       12,120          N/A
Lend Lease Rosen Real Estate Securities LLC       142,603      174,974          N/A
Rayner Associates, Inc.(4)                         56,360      118,849      128,007
Jarislowsky, Fraser Ltd.                          394,922      155,413          N/A
Sit Investment Associates, Inc.(5)                  9,521       78,186      143,116
Capital Guardian Trust Company(6)                     N/A      191,971      671,533
Kensington Investment Group(7)                        N/A      131,765      131,765
JP Morgan Fleming(8)                                6,212          N/A          N/A
Armstrong Shaw Associates, Inc.                   218,107          N/A          N/A
Alliance Capital Management, LP                    31,184          N/A          N/A
Evergreen Investment Management Company, LLC       81,215          N/A          N/A
TimesSquare Capital Management, Inc.              239,855          N/A          N/A

(1) As of March 04, 2003, this Sub-Advisor does not provide services to the Funds.
(2) As of December 31, 2003, this Sub-Advisor does not provide services to the Funds.
(3) As of June 28, 2002, this Sub-Advisor does not provide services to the Funds.
(4) As of March 24, 2003, this Sub-Advisor does not provide services to the Funds.
(5) As of December 31, 2002 this Sub-Advisor does not provide services to the Funds.
(6) As of June 28, 2002 this Sub-Advisor does not provide services to the Funds.
(7) As of March 16, 2001 this Sub-Advisor does not provide services to the Funds.
(8) As of June 30, 2003 this Sub-Advisor does not provide services to the Funds.

The Portfolio Management Agreement for each Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER. The Fund's principal underwriter is T.O. Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT 06032 (the "Underwriter"). The Underwriter is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Funds' have entered into a distribution agreement with Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"). The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2003 for services as Distributor.

The Underwriter has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Underwriter's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL. The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT. The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by the Fund and thus borne by the Fund's shareholders.

The Funds may compensate other third party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR. The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) paid the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. The Sub-Administrator currently receives from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $1 billion and 0.005% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the other series of the Investment Company.

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund), Fremont Structured Core Fund, Fremont U.S. Micro-Cap Fund, and Fremont Bond Fund, may contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth
Fund) Fremont Structured Core Fund and Fremont U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by Fremont Money Market Fund and Fremont California Intermediate Tax-Free Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

FREMONT FUND                                        2003                 2002               2001
------------                                        ----                 ----               ----
Global Fund                                      $864,095             $688,753            $843,592
International Growth Fund                          12,376              132,264             107,318
Large Cap Value Fund                               38,018               99,825              47,630
Large Cap Growth Fund                              24,248                4,272                 400

                                       51

FREMONT FUND                                        2003                 2002               2001
------------                                        ----                 ----               ----
Structured Core Fund                           $  300,302           $  232,059            $165,203
U.S. Small Cap Fund                               257,610              156,934              94,823
U.S. Micro-Cap Fund                             3,702,913            1,597,221             647,735
Real Estate Securities Fund                        29,337               52,738              98,882
Bond Fund                                          53,059               27,002              94,717

Of the broker commissions paid above for the fiscal year ended October 31, 2003, the following was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor:

                                                          FISCAL YEAR ENDED
  FREMONT FUND                                             OCTOBER 31, 2003
  ------------                                             ----------------
   Global Fund                                                  $257,885
   International Growth Fund                                         248
   Large Cap Value Fund                                           17,169
   Large Cap Growth Fund                                          23,093
   Structured Core Fund                                          141,953
   U.S. Small Cap Fund                                            12,928
   U.S. Micro-Cap Fund                                           120,976
   Real Estate Securities Fund                                     6,811

Of the broker commissions paid for the fiscal year ended October 31, 2003, the Fremont Global Fund paid commissions of $10,017 (or 1.16% of total commissions) to an affiliated broker-dealer.

Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the National Association of Securities Dealers, Inc.

The following table depicts the securities owned of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as of October 31, 2003:

Fremont Fund                                                    Issuer                         Market Value ($000's)
------------                                                    ------                         ---------------------
Global Fund                                UBS AG                                                     5,100
                                           Merrill Lynch Pierce Fenner & Smith, Inc.                  1,207
                                           Bank of America                                             801
                                           Goldman Sachs & Co.                                         324
                                           Lehman Brothers Holdings, Inc.                              172
                                           JP Morgan Chase                                             116
                                           Morgan Stanley Dean Witter & Co                              95
                                           Bear Stearns & Co., Inc.                                     12

Structured Core Fund                       Citigroup                                                  1,722
(formerly Growth Fund)
                                           Bank of America                                            1,424
                                           JP Morgan Chase                                             768
                                           Merrill Lynch Pierce Fenner & Smith, Inc.                   604
                                           Goldman Sachs & Co.                                         563
                                           Lehman Brothers Holdings, Inc.                              331

Bond Fund                                  Bear Stearns & Co., Inc.                                   11,006
                                           UBS AG                                                     7,775
                                           CS First Boston Corp.                                      7,087
                                           J.P. Morgan Chase                                           388

Money Market Fund                          Goldman Sachs & Co.                                        29,937
                                           UBS AG                                                     13,299

HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. Fremont Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). Fremont Bond Fund's, Fremont Global Fund's, Fremont Structured Core Fund's, Fremont International Growth Fund's, Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth
Fund) Fremont U.S. Small Cap Fund's, and Fremont U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont Large Cap Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund), Fremont Structured Core Fund (formerly Fremont Growth Fund), Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont Bond Fund:

         1. Fixed-income obligations with original maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities acquired within 60 days of maturity based on their cost to the Funds. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

         2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

         3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         4. With respect to Fremont Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange.

         5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

         6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

         7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

Fremont Money Market Fund uses its best efforts to maintain a constant per share price of $1.00.

The portfolio instruments of Fremont Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price Fremont Money Market Fund would receive if it sold the instrument.

The valuation of Fremont Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission. Under this rule, Fremont Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule, the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, Fremont Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of Fremont Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between Fremont Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause Fremont Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting Fremont Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct Fremont Money Market Fund to take such action as the Board of Directors determines is in the best interest of Fremont Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by Fremont Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, Fremont Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in Fremont Money Market Fund's best interest.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND:

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor and/or Sub-Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. Each Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. Any Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

SPECIAL TAX CONSIDERATIONS FOR FREMONT REAL ESTATE SECURITIES FUND. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability. It is possible that the Fund will not receive cash distributions from Fremont Real Estate investment trusts ("REITs") in which it invests in sufficient time to allow the Fund to satisfy its won distribution requirements using these REIT distributions. Accordingly, the Fund might be required to generate cash to make its own distributions, which may cause the Fund to sell securities at a time not otherwise advantageous to do so, or to borrow money to fund a distribution.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital regardless of the holding period of the shareholders of that Fund's shares. The maximum federal capital gains rate for individuals is 20% for gains realized on or before May 5, 2003 and 15% for gains realized after May 5, 2003, with respect to capital assets held more than 12 months. The maximum capital gains for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256 of the Code, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Section 988 of the Code may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objectives, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to Fremont Global Fund, and Fremont International Growth Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to Fremont Global Fund, or Fremont International Growth Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-divided with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 2003, are incorporated herein by reference. The financial statements as of October 31, 2003 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

                                                                                      % HELD AS OF
      FUND                         SHAREHOLDER NAME & ADDRESS                       JANUARY 31, 2004
      ----                         --------------------------                       ----------------
                                   STATE STREET BANK & TRUST CO
      Global                       C/O CITISTREET
                                   FBO THE FREMONT GROUP RETIREMENT PL                    7.04

                                   STATE STREET BANK & TRUST CO
      Money Market                 C/O CITISTREET                                         56.32
                                   FBO THE FREMONT GROUP RETIREMENT PL

                                   STATE STREET BANK                                      11.07
                                   FBO FREMONT US MICRO CAP FUND

                                   STATE STEET BANK                                       7.49
                                   FBO FREMONT INS US MICRO CAP FUND

      California Intermediate      NORTHERN TRUST CO CUST                                 44.18
      Tax-Free                     FBO BF LONG TERM FUND LP-MUTUAL FDS

                                   CHARLES SCHWAB & CO INC
                                   101 MONTGOMERY ST                                      13.13
                                   SAN FRANCISCO CA 94104-4122

                                   WILLIS S SLUSSER & MARION B
                                   SLUSSER 2002 FAMILY TRUST
                                   U/A DTD 01/09/2002
                                   200 DEER VALLEY RD #10                                 11.84
                                   SAN RAFAEL CA  94903

                                   CHARLES SCHWAB & CO INC
      Bond                         101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122                            22.55

                                   JP MORGAN CHASE TTEE FBO
                                   ERNST & YOUNG MASTER RETIREMENT
                                   U/A DTD 01/01/78                                       17.11
                                   4 NEW YORK PLAZA 2ND FLOOR
                                   NEW YORK NY  10004

                                   NATIONAL FINANCIAL SERVICES
                                   1 WORLD FINANCIAL CTR                                  14.45
                                   NEW YORK NY 10281-1003


                                       62

                                                                                  % HELD AS OF JANUARY
      FUND                         SHAREHOLDER NAME & ADDRESS                           31, 2004
      ----                         --------------------------                           --------
                                   FREMONT SEQUIOA HOLDINGS LP
      Structured Core              ATTN: FREMONT CONTROLLER                               11.59
                                   199 FREMONT ST
                                   SAN FRANCISCO CA 94105-2245

                                   NATIONAL FINANCIAL SVCS CORP FOR
      International Growth         EXCLUSIVE BENEFIT OF OUR CUSTOMERS                     28.31
                                   200 LIBERTY ST
                                   NEW YORK NY 10281-1003

                                   CHARLES SCHWAB & CO INC
                                   101 MONTGOMERY ST                                      10.66
                                   SAN FRANCISCO CA 94104-4122

                                   STEPHEN D BECHTEL JR & ELIZABETH
                                   HOGAN BECHTEL 1996 FAM TR-ACCT #1                      9.05
                                   DTD 11-22-96

                                   SAN FRANCISCO CA 94119-3809

                                   STATE STREET BANK & TRUST CO
                                   C/O CITISTREET                                         5.99
                                   FBO THE FREMONT GROUP RETIREMENT PL

                                   CHARLES SCHWAB & CO INC
      U.S. Micro-Cap               101 MONTGOMERY ST 50.47 SAN
                                   FRANCISCO CA 94104-4122

                                   NATIONAL FINANCIAL SERVICES
                                   1 WORLD FINANCIAL CTR                                  13.46
                                   NEW YORK NY 10281-1003

                                   CHARLES SCHWAB & CO INC
      U.S. Small Cap 101           MONTGOMERY ST

                                   SAN FRANCISCO CA 94104-4122                            17.40

                                   FREMONT SEQUOIA HOLDINGS LP
                                   199 FREMONT ST
                                   SAN FRANCISCO CA 94105-2245                            13.70

                                   NATIONAL FINANCIAL SERVICES
                                   1 WORLD FINANCIAL CTR
                                   NEW YORK NY 10281-1003                                 5.05

                                   CHARLES SCHWAB & CO INC
      Real Estate Securities       101 MONTGOMERY ST                                      34.54
                                   SAN FRANCISCO CA 94104-4122

                                   NATIONAL FINANCIAL SERVICES
                                   1 WORLD FINANCIAL CTR                                  16.08
                                   NEW YORK NY 10281-1003

                                   STATE STREET BANK & TRUST CO
                                   C/O CITISTREET
                                   FBO THE FREMONT GROUP RETIREMENT PL                    9.66
                                   CHARLES SCHWAB & CO INC
      Large Cap Growth             101 MONTGOMERY ST                                      72.97
                                   SAN FRANCISCO CA 94104-4122
                                   NATIONAL INVESTOR SERVICES FBO
                                   097-50000-19

                                   55 WATER STREET,32ND FLOOR                             5.55
                                   NEW YORK NY 10041

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Fremont Money Market Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

         (1)  U.S. Stocks: Standard & Poor's 500 Index;

         (2)  Foreign Stocks: Morgan Stanley Europe, Australasia and Far East
              (EAFE) Index;

         (3) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/Credit Bond Index;

         (4)  Foreign Bonds: Citigroup Non-U.S. Dollar Bond Index;

         (5) Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate: 1987-2003 iMoneyNet First Tier Money Market Fund Average; and

         (6) The National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index:1980-2002. Wilshire REIT Index :2003

The total returns for the above indices for the years 1980 through 2003 are as follows (source: Fremont Investment Advisors, Inc.):

                                             Intermediate                  Money Market
            U.S. Stocks    Foreign Stocks    U.S. Bonds    Foreign Bonds   Securities         NAREIT
            -----------    --------------    ----------    -------------   ----------         ------
1980           32.5%           22.6%            6.4%           14.2%           11.8%           28.0%
1981           -4.9%           -2.3%           10.5%           -4.6%           16.1%            8.6%
1982           21.6%           -1.9%           26.1%           11.9%           10.7%           31.5%
1983           22.6%           23.7%            8.6%            4.4%            8.6%           25.5%
1984            6.3%            7.4%           14.4%           -1.9%           10.0%           14.8%
1985           31.7%           56.1%           18.1%           35.0%            7.5%            5.9%
1986           18.7%           69.5%           13.1%           31.4%            5.9%           19.2%
1987            5.3%           24.6%            3.7%           35.2%            6.0%          -10.7%
1988           16.6%           28.3%            6.7%            2.4%            6.9%           11.4%
1989           31.7%           10.5%           12.8%           -3.4%            8.5%           -1.8%
1990           -3.1%          -23.5%            9.2%           15.3%            7.5%          -17.3%
1991           30.5%           12.1%           14.6%           16.2%            5.5%           35.7%
1992            7.6%          -12.2%            7.2%            4.8%            3.3%           12.2%
1993           10.1%           32.6%            8.8%           15.1%            2.6%           18.5%
1994            1.3%            7.8%           -1.9%            6.0%            3.6%            0.8%
1995           37.6%           11.2%           15.3%           19.6%            5.3%           18.3%
1996           23.0%            6.1%            4.1%            4.5%            4.8%           35.7%
1997           33.4%            1.8%            7.9%           -4.3%            4.9%           18.9%
1998           28.6%           20.0%            8.4%           11.5%            4.9%          -18.8%
1999           21.0%           27.0%            0.4%           -5.1%            4.5%          -6.48%
2000           -9.1%          -14.2%           10.1%           -2.6%            5.6%           25.9%
2001          -11.9%          -21.4%            9.0%           -3.6%            3.5%           15.5%
2002          -22.1%          -15.9%            9.8%            6.9%            1.1%            5.2%
2003           28.7%           38.6%            4.7%           1.88%            0.5%          36.18%

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund) Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont Bond Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including Fremont Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day current yield for Fremont Money Market Fund was 1.41%.

Effective Yield (or 7-day compound yield) for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7 -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day effective yield for Fremont Money Market Fund was 1.42%.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                 P(1+T)^n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.

The average annual total returns of the Funds for the period ended October 31, 2003 are as follows:

                                                                                                            SINCE
  FREMONT FUND                                               1 YEAR       5 YEARS          10 YEARS        INCEPTION
  ------------                                               ------       -------          --------        ---------
  Global Fund                                                19.04%         2.43%            5.59%          7.244%
  International Growth Fund                                  16.19%       (2.14)%              N/A         (0.08)%
  Large Cap Value Fund                                       25.51%           N/A              N/A         (9.71)%
  Large Cap Growth Fund                                       8.92%           N/A              N/A         (7.49)%
  Structured Core Fund                                       18.37%       (0.58)%            7.92%           8.38%
  U.S. Small Cap Fund                                        40.47%         8.64%              N/A           4.99%
  U.S. Micro-Cap Fund                                        52.68%        22.36%              N/A          20.02%
  Real Estate Securities Fund                                32.75%         10.81              N/A           5.37%
  Bond Fund                                                    6.2%         7.03%            7.41%           7.56%
  California Intermediate Tax-Free Fund                       4.46%         4.28%            4.80%           5.86%
  Money Market Fund                                           0.93%         3.63%            4.36%           4.87%

Fremont Bond Fund and Fremont California Intermediate Tax-Free Fund may each quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a - b)/cd + 1)^6 - 1]

Where: a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements) c =the average daily number of shares outstanding during the period that were entitled to receive dividends
         d  =the maximum offering price per share on the last day of the period

Fremont Bond Fund's 30-day yield as of October 31, 2002 was 3.76%. Fremont California Intermediate Tax-Free Fund's 30-day yield as of October 31, 2002 was 2.52%.

Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are calculated according to the following formula as required by the SEC:

                                 P(1+T)^n=ATV
                                             D

                Where:

                P = a hypothetical initial payment of $1,000.

                T = average annual total return (after taxes on distributions).

                n = number of years.

                ATV
                   D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) of the Funds, for the period ended October 31, 2003, are as follows:

FUND                                       1 YEAR     5 YEARS      10 YEARS  SINCE INCEPTION
----                                       ------     -------      --------  ---------------
Global Fund                                18.54%       0.28%        3.27%       5.18%
International Growth Fund                  15.38%      (3.30)%        N/A       (0.76)%
Large Cap Value Fund                       25.38%        N/A          N/A       (9.75)%
Large Cap Growth Fund                       8.92%        N/A          N/A       (7.49)%
Structured Core Fund                       17.95%      (2.39)%       5.45%       6.11%
U.S. Small Cap Fund                        40.47%       7.36%         N/A        3.96%
U.S. Micro-Cap Fund                        52.69%      18.63%         N/A       17.20%
Real Estate Securities Fund                29.90%       8.91%         N/A        3.70%
Bond Fund                                   3.79%       4.37%        4.62%       4.79%
California Intermediate Tax-Free Fund       4.32%       4.25%        4.78%       5.80%
Money Market Fund                           0.60%       2.19%        2.62%       3.11%

Average Annual total Return (After Taxes on Distributions and Redemptions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                 P(1+T)^n=ATV
                                             DR
                Where:

                P = a hypothetical initial payment of $1,000.

                T = average annual total return (after taxes on distributions).

                n = number of years.

                ATV
                   DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The average annual total returns (after taxes on distributions and redemptions) of the Funds for the period ended October 31, 2003, are as follows:

FUND                                            1 YEAR         5 YEARS          10 YEARS      SINCE INCEPTION
----                                            ------         -------          --------      ---------------
Global Fund                                     12.36%          1.03%            3.57%             5.22%
International Growth Fund                       10.38%         (2.06)%           N/A              (0.24)%
Large Cap Value Fund                            16.56%           N/A             N/A              (8.16)%
Large Cap Growth Fund                            5.80%           N/A             N/A              (6.34)%
Structured Core Fund                            11.86%         (1.13)%           5.69%             6.24%
U.S. Small Cap Fund                             26.31%          7.10%            N/A               3.98%
U.S. Micro-Cap Fund                             34.25%         17.57%            N/A              16.38%
Real Estate Securities Fund                     20.98%          8.10%            N/A               3.48%
Bond Fund                                        4.06%          4.36%            4.58%             4.73%
California Intermediate Tax-Free Fund            4.32%          4.29%            4.77%             5.73%
Money Market Fund                                0.60%          2.19%            2.62%             3.11%

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5) Dow Jones Industrial Average.

     (6) CNBC/Financial News Composite Index.

     (7) Russell 1000 Index, which reflects the common stock price changes of the 1,000 largest publicly traded U.S. companies by market capitalization.

     (8) Russell 2000 Index, which reflects the common stock price changes of the 2,000 largest publicly trated U.S. companies by market capitalization.

     (9) Russell 3000 Index, which reflects the common stock price changes of the 3,000 largest publicly traded U.S. companies by market capitalization.

    (10) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

    (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

    (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

    (13) Morgan Stanley Captial International Europe, Australasia and Far East
         (EAFE) Index, which is composed of foreign stocks.

    (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

    (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

    (16) Lehman Brothers Government/Credit Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed-income securities.

    (17) Lehman Brothers Government/Credit Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

    (18) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

    (19) 90-day U.S. Treasury Bills Index, which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

    (20) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 372 major domestic money market funds.

    (21) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

    (22) Citigroup Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

    (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

    (24) Ibboitson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

    (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

    (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

    (27) International Financial Statistics, which is produced by the International Monetary Fund.

    (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

    (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

    (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch IBCA, Inc. and Standard Poor's Ratings Group.

    (31) Various publications from the Organization for Economic Cooperation and Development.

    (32) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock Fund).*

* Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest, and other income, and are net of investment management fees. Results for Fund A, Fund B, Fund D, Fund E, and Fund F, were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; JP Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibboitson Associates of Chicago, Illinois ("Ibboitson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution ROLLOVER IRAs:
Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3) The number of listed companies: International Finance Corporation, Cititgroup Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)   Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)  Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)  Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that Fremont Mutual Funds' investment objectives will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

  DESCRIPTION OF COMMERCIAL PAPER RATINGS:

  MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

  Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

  STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG."

  FITCH RATINGS' short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  F1
  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  DESCRIPTION OF BOND RATINGS:

  MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

  Aaa - Exceptional financial security. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

  Aa - Excellent financial security. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

  A - Good financial security. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

  Baa - Adequate financial security. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

  STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

  AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

  AA - High grade. "Very strong capacity to pay interest and repay principal."

  A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

  BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

  FITCH RATINGS' rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

  AAA - "Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

  AA - "Very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

  A - "High credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

  BBB - "Good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. This is the lowest investment grade category."

                APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

                    FREMONT INVESTMENT ADVISORS, INC. ("FIA")
                                       AND
                       FREMONT MUTUAL FUNDS, INC. ("FMF")

                                  PROXY POLICY

The FIA Proxy Committee has the responsibility to vote securities that are held in portfolios for which FIA has direct fiduciary responsibility. FIA will vote all proxies solicited by the issuers of such securities. The procedures below are based on our fiduciary obligation to act in the best long-term interest of our clients and shareholders. Hence, our practice is to examine each proposal and to vote against each issue which could negatively affect shareholder/client rights and could adversely impact the current or long-term market value of the company's securities.

The Committee is composed of:

Chairman:        E.D. Taylor               President & Chief Executive Officer
Members:         J. Klescewski             Senior Vice President & Chief Financial Officer
                 S. Ng                     Assistant Portfolio Manager

PROXY VOTING PROCEDURES

At the beginning of each proxy season, the Proxy Committee considers and establishes guidelines for new controversial issues that are likely to be on ballots during the season. The committee will also meet periodically to establish guidelines for any unanticipated new issues.

FIA utilizes the voting, research services and record keeping provided by ISS (Institutional Shareholder Services) when voting on issues. ISS is informed of FIA's proxy voting policies/guidelines and will vote ballots based on these policies. ISS provides the research data regarding each proxy received.

RESOLVING CONFLICTS OF INTEREST

FIA and its personnel are expected to maintain objectivity and avoid undisclosed conflicts of interest. In the performance of their duties and responsibilities under this Policy, FIA and its personnel should consider whether a material conflict of interest exists. A material conflict of interest would generally arise if FIA or any of its personnel directly or indirectly participated in any investment, interest, association, activity or relationship, that may impair or be presumed to impair objectivity. Even an appearance of a material conflict of interest should be handled as if an actual material conflict of interest exists.

There are many situations that can create a material conflict of interest. To guard against one type of conflict of interest, FIA reviews the outside business activities of the board of directors of both FIA and FMF to ensure that no individual sits on the board of any publicly traded company. If a director should be found to sit on the board of publicly traded company, that company's stock would be on a 'do not purchase' list. Many other types of potential conflicts of interest exist, which FIA will monitor.

If a material conflict of interest exists with respect to FIA's voting a proxy or taking some other corporate action with respect to a portfolio holding, FIA will rely on the recommendation of ISS, an independent third-party. ISS votes the proxies based on a pre-determined voting policy based on the guidelines set forth by the Proxy Committee. These guidelines are based on best shareholder practices and research provided by ISS. These guidelines are not set forth on a company-by-company basis, only on an issue basis.

On the case-by-case circumstances, the Proxy Committee will review the issue and the potential impact on shareholder value. The Proxy Committee may also consider information from many sources, including the portfolio manager, the group that is presenting the proposal and independent proxy research services.

PROXY ISSUES

The following is a concise summary of common proxy issues and FIA and FMF's policy, in the absence of special circumstances, on voting each issue:

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit re-pricing or where the company has a history of re-pricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the re-pricing

o     Value-for-value exchange o Option vesting

o     Term of the option

o     Exercise price

o     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                           JARISLOWSKY, FRASER LIMITED

Jarislowsky, Fraser Limited ("JF") may vote on a client's behalf provided the client has allowed for such arrangements.

JF operates from a model portfolio and a list of approved securities in the management of funds for our clients. We receive proxies for each of the companies that constitute this list. Our goal is to accrue and enhance economic value for our clients. This entails voting along with the board of directors (or independent board members in cases where a conflict of interest with management or a significant owner are evident), who as shareholder representatives must act in the best interest of the shareholder.

In cases where we strongly believe that a certain proposal will unduly increase the risk level or reduce the economic value of the relevant security, and that value will be enhanced by voting against a board of directors, we will do so. In the same vein, if we believe that the voting of a particular proxy may reduce the economic value of the security, then we may elect not to participate in such a vote.

Jarislowsky, Fraser Limited generally votes with the Board on the following issues:

o     Stock splits

o     Regular annual meetings

o     Election of directors

o     Re-appointment of auditors

Jarislowsky, Fraser Limited generally votes against the Board on the following issues:

o Board Structure: Jarislowsky, Fraser Limited generally discourages the existence and creation of boards that: are not independent from management; lack a distinction between the CEO and the Chair; and, have key sub-committees, such as the nominating, audit, or executive compensation committees, dominated by management.

o Poison Pills: Otherwise known as shareholder rights plans, are where the shareholder is not allowed or is severely restricted in his/her ability to vote on any takeover offer or any other significant issue. The policy of Jarislowsky Fraser Limited is to vote against such poison pills if the shareholder does not retain the ultimate decision making authority.

o Dual Capitalization: Any new attempts to create a two class common share structure from a single class, or consolidate a two class structure into a single class.

o Blank Cheque Preferred Shares: The creation of any class of shares that are superior in voting or have the potential to be superior in voting.

o Excessive Compensation: Involves the granting of options and/or the creation or modification of incentive compensation plans for employees, officers, directors and ongoing service providers of the company.

The most common excess is the amendment of option plans that increases the maximum number of shares issuable under a plan. Jarislowsky, Fraser Limited generally objects to increases that will bring the total potential share dilution of plans to greater than 5% of the outstanding shares.

Directors should not participate in incentive plans on the same basis as executives as this may have the effect of compromising their independence. Jarislowsky, Fraser Limited also adopts an active stance against plans where one (or a small group) of the executives dominates any incentive plan.

o Option Re-pricing: Such proposals do not forge a mutuality of interests with minority shareholders who do not have the luxury of re-pricing their shares when a company underperforms.

o Shareholder Proposals: Recently there has been an upsurge in the shareholder's use of proxy proposals to effect social change in corporations. Jarislowsky, Fraser Limited generally opposes all propositions not favoured by the independent board members, often proposed by a small minority of shareholders.

o Break Fees: In takeovers or amalgamations, fees that go beyond any legal or accounting expenses.

In all cases our policies can be superceded by those of our clients, if they so desire.

If there are any potential conflicts of interest, Jarislowsky, Fraser Limited will notify the client of our voting intentions and disclose the nature of the conflict. Where needed, internal "fire walls" are established.

Jarislowsky, Fraser Limited votes all client proxies internally. The firm uses the services of ISS for proxy alerts as well as for their analyses. All proxy decisions, however, are made internally.

A Proxy Voting Committee, consisting of members of the firm's research team and chaired by Len

Racioppo, president of Jarislowsky, Fraser Limited, meets on a weekly basis to review all upcoming proxy issues and events. Decisions of the Proxy Voting Committee are documented in writing and communicated to the Proxy Voting/Corporate Actions area as well all investment professionals. As mentioned above, should a material conflict of interest arise, written notice is sent to all clients concerned.

The Proxy Voting/Corporate Actions personnel are responsible for notifying the Proxy Voting Committee of upcoming votes as well as the maintenance of the following:

o documentation of all decisions of the Proxy Voting Committee (including the basis for each decision)
o copies of all proxy statements (either in electronic or paper form or online)
o    records of each vote cast
o    records of all written requests from clients (and the JF responses thereto)

Jarislowsky, Fraser Limited will endeavour to vote every proxy. The Proxy Voting/Corporate Actions personnel reconcile internal records of stock held against proxies received. Missing proxies are tracked, with every attempt made to receive the proxy prior to the vote date. In the event of a problem with a particular custodian, both the JF account manager and administrator are brought in to help rectify the situation. If unresolved, the account manager will communicate such issues to the client.

A complete listing of all proxies voted by the firm is sent out to clients on an annual basis, each July. More frequent information is available upon request from your account manager.

Please Note: Those clients who participate in Securities Lending programs generally forfeit their right to vote proxies for securities which are out on loan. For contentious proxy votes Jarislowsky, Fraser Limited will make every effort to recall securities prior to the record date, and asks that all clients ensure that their securities lending contracts give JF the authority to do so.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

                          NORTHSTAR CAPITAL MANAGEMENT

Northstar Capital Management maintains a policy of voting proxies in a way which in the opinion of Northstar best serves the interest of its clients in their capacity as shareholders of a company. As an investment manager, Northstar is primarily concerned with maximizing the value of its clients' investment portfolios, which Northstar believes is consistent with applicable guidelines requiring an investment manager to vote proxies in the best interest of clients. In most cases, Northstar votes in support of company management. However, in cases which Northstar believes a proposal would negatively impact the long-term value of its client's shares of a company, Northstar will vote against the proposal.

                      TIMESSQUARE CAPITAL MANAGEMENT, INC.

TimesSquare Capital Management, Inc. (TimesSquare) may exercise voting authority for certain clients. TimesSquare has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TimesSquare votes proxies in the best interests of its clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TimesSquare, and its affiliates, and its clients. TimesSquare will vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, TimesSquare considers its own research and the proxy research of an independent proxy agent. TimesSquare also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TimesSquare's authorization and recording proxy votes.

                                LEND LEASE ROSEN

These written policies and procedures are designed to reasonably ensure that Lend Lease Rosen votes proxies in the best interest of clients for which it has voting authority; and describes how Lend Lease Rosen addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Lend Lease Rosen has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While our Proxy Committee relies upon ISS research in establishing Lend Lease Rosen's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, Lend Lease Rosen may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Lend Lease Rosen utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Lend Lease Rosen's holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Lend Lease Rosen through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Lend Lease Rosen upon request.

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Lend Lease Rosen. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Lend Lease Rosen defines the best interest of the client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. Because circumstances differ between clients, some clients may vote their own proxies while others have authorized Lend Lease Rosen to vote on their behalf.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

PROXY VOTING PROCESS

When a new account is opened for which Lend Lease Rosen has proxy voting responsibility, a letter is sent to the custodian informing them that ISS will act as our proxy voting agent for that account. Lend Lease Rosen notifies ISS and sends a weekly holdings file on each account which is uploaded into ISS's proprietary software.

ISS is responsible for notifying Lend Lease Rosen in advance of the meeting, providing the appropriate proxies to be voted and for maintaining records of proxy statements received and votes cast. The Lend Lease Rosen Proxy Manager is responsible for maintaining the proxy policies, procedures and guidelines, obtaining the appropriate guidance from the portfolio management staff on how to vote, for determining when a potential conflict of interest exists (see below section), providing necessary notifications regarding accounts for which Lend Lease Rosen has proxy voting responsibility, maintaining documents created that were material to the voting decision, maintaining records of all communications received from clients requesting information on how their proxies were voted and Lend Lease Rosen's responses, notifying clients how they can obtain voting records and a description of Lend Lease Rosen's policies and procedures; and for implementing appropriate mutual fund proxy voting disclosures. The operations department is responsible for setting up new accounts.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Lend Lease Rosen Proxy Manager is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. In instances where a potential conflict of interest exists, the Lend Lease Rosen Proxy Manager will refer the matter to the Proxy Voting Committee for resolution, which may include obtaining informed client consent before voting.

CONTACT INFORMATION

A copy of our complete Proxy Voting Policies and Procedures is available upon request, as is information on how Lend Lease Rosen voted your proxies. To obtain this information, please contact TRISHA STOLLE (510-549-5244), LEND LEASE ROSEN REAL ESTATE SECURITIES LLC, 1995 UNIVERSITY AVENUE, SUITE 550, BERKELEY, CA 94704.

                             DELAWARE INTERNATIONAL

With respect to proxy voting, Delaware International is sometimes authorized by its clients to vote proxies appurtenant to shares held in any account over which Delaware International has investment discretion including accounts which are subject to ERISA. Delaware International will vote proxies on behalf of clients pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware International has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware International's proxy voting process for clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware International to vote proxies in a manner consistent with the goal of voting in the best interests of clients. Delaware International has procedures in place for dealing with conflicts of interest that may arise between the interests of Delaware International and its clients. In order to facilitate the actual process of voting proxies, Delaware International has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities.

                         ARMSTRONG SHAW ASSOCIATES, INC.

Armstrong Shaw has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Such polices include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of Armstrong Shaw and its clients. Armstrong Shaw will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights.In addition to SEC requirements governing advisors, our proxy voting policies reflect the long standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2,29 C.F.R.2509-94-2 (July 29, 1994)

Armstrong Shaw Associates Inc. has established a Proxy Voting Committee to oversee the proxy voting process. The Proxy Voting Committee is comprised of two members of the Investment Committee and one Proxy Administrator. Each proxy is reviewed and decisions are made based on proxy research, including, but not limited to research provided by an independent proxy agent, consultation with portfolio managers/analysts and the policies and procedures established by Armstrong Shaw to ensure that proxies are voted in the best interest of its clients. It is the Proxy Voting Committee's responsibility to ensure that all proxies are voted in a timely manner. Armstrong Shaw utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies and recording proxy votes.

                        ALLIANCE CAPITAL MANAGEMENT L.P.

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors. Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                     Evergreen Investment Management Company

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee (IPC). The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required. Meeting minutes will be provided to the IPC.

The Committee members shall be as follows:

Chairperson:      Chris Conkey

Members:          Ken D'Amato, Business Management
                  Mike Koonce, Chief Legal Counsel
                  Barbara Lapple, Compliance

U.S. Proxy and Canadian Voting Guidelines
Evergreen has contracted with Institutional Shareholder Services (ISS) as its research and voting agent for all proxies, and has adopted the voting guidelines recommended by ISS (Guidelines) as its own guidelines for voting proxies. A summary of the Guidelines is available. In most cases, the Guidelines contain a specific voting recommendation for particular types of matters. Such matters generally include the following:

Level
                                 Classification

     1 Election of directors (except proxy contests); fix number of directors; ratification of auditors; name 1 Ehange; change in date or time of meeting; adjourn meeting; other business

     2 Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; 2 Etandard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory sgreements, proposals to open-end the fund)

     3   Compensation plans

     4 Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price Provisions, etc.);
         re-incorporation; director & officer liability indemnification; conversion of pecurities; liquidation of assets; mutual fund advisory agreements s

With respect to these matters, ISS shall be instructed to vote in a manner that is consistent with the Guidelines in the absence of contrary instructions from Evergreen.

Where the Guidelines do not contain a specific voting recommendation, the matter will be prospectively evaluated by Evergreen. Matters that will be prospectively evaluated generally include the following:

Level
                                 Classification

     5 Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; Mestructuring

     6   Proxy Contests

With respect to such matters, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and for communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and shall consult with other appropriate personnel, including the portfolio manager(s) for client accounts holding the security.

Evergreen may revise its proxy voting guidelines at any time. Any such revision shall be attached to this policy and communicated to ISS. Evergreen also may vote counter to the Guidelines at any time if it determines that doing so would be in its clients' best interest.

Global Proxy Voting Guidelines

Evergreen does not use a numbering system to classify global proxies, but has identified a list of 21 significant global proxy issues. A list of these issues is attached as Exhibit #1. If a proxy solicitation does not present any of these issues, in general Evergreen will vote in accordance with ISS's recommendation. If a proxy solicitation presents one or more of the issues identified on Exhibit #1, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and may consult with other appropriate personnel, including the portfolio manager(s) for client accounts holding the security.

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest with respect to a Level 5 or 6 matter described above, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Disclosure

Evergreen will furnish a copy of its voting guidelines and a summary of votes cast, for a specified period, to all clients requesting such information.

Exhibit #1

Top Global Proxy Issues

Formation of a Holding Company
Re-incorporation
Private Placements
Recapitalization Plans
Debt Restructuring
Debt Financing and Debt Issuance
Director & Officer Liability Indemnification
Amend Charter or Bylaws--Non-Routine
Amend Articles/Bylaws/Charter to Include Anti-takeover Provision(s) Amend Articles/Bylaws/Charter to Remove Anti-takeover Provision(s) Merger Agreement
Acquisition
Issuance of Shares in Connection with an Acquisition
Restructuring and Reorganization Plans

Spin-Off Agreements
Plan of Liquidation
Approval of Disposition of Assets and Liquidation of Company
Acquisition of Certain Assets of Another Company
Joint Venture Agreements
Major Investments in Another Company
Proxy Contest (contested elections and contested mergers)

                           KERN CAPITAL MANAGEMENT LLC

Kern Capital Management LLC ("KCM") exercises voting authority for certain clients. KCM's policies and procedures with respect to the voting of proxies are reasonably designed to ensure that KCM votes proxies in the best interests its clients and that such votes are properly and timely exercised. Such policies include the use of third party research and voting guidelines, which assist KCM in evaluating proxy proposals, and procedures for dealing with possible conflicts that may arise between the interests of KCM and its clients. KCM will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, KCM considers the proxy research and voting recommendations of Institutional Shareholder Services Corp. ("ISS") a third party independent proxy agent, internal voting guidelines and its own research. KCM will generally vote routine and non-routine proxies in accordance with the recommendations provided by ISS. To the extent KCM votes differently from an ISS recommendation, KCM documents the factors it considers in determining its proxy vote.

As a general rule, in the case of any material conflicts of interest between KCM and its clients, KCM will adhere to the voting recommendation provided by ISS.

                           FREMONT MUTUAL FUNDS, INC.

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                       FREMONT INSTITUTIONAL YIELD+ FUND

                             TOLL-FREE: 800-565-0254

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company dated March 1, 2004, and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2003 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is dated March 1, 2004.

                                TABLE OF CONTENTS

                                                                            PAGE

THE CORPORATION................................................................1

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS........................2

GENERAL INVESTMENT POLICIES....................................................2
      Diversification..........................................................2
      Money Market Instruments.................................................3
      U.S. Government Securities...............................................3
      Repurchase Agreements....................................................3
      Reverse Repurchase Agreements and Leverage...............................4
      Floating Rate and Variable Rate Obligations and Participation
        Interests..............................................................4
      Swap Agreements..........................................................4
      When-Issued Securities and Firm Commitment Agreements....................5
      Commercial Bank Obligations..............................................6
      Temporary Defensive Posture..............................................6
      Borrowing................................................................6
      Lending of Portfolio Securities..........................................6
      Portfolio Turnover.......................................................7
      Shares of Investment Companies...........................................7
      Illiquid and Restricted Securities.......................................8
      Municipal Securities.....................................................8
      Municipal Notes..........................................................9
      Commercial Paper.........................................................9
      Mortgage-Related And Other Asset-Backed Securities.......................9
      Corporate Debt Securities...............................................11
      Reduction in Bond Rating................................................12
      Writing Covered Call Options............................................12
      Writing Covered Put Options.............................................13
      Purchasing Put Options..................................................14
      Purchasing Call Options.................................................15
      Description of Futures Contracts........................................15
      Futures Contracts Generally.............................................17
      Options on Interest Rate and/or Currency Futures Contracts..............18
      Forward Currency and Options Transactions...............................18

INVESTMENT RESTRICTIONS.......................................................19

INVESTMENT COMPANY DIRECTORS AND OFFICERS.....................................21

INVESTMENT ADVISORY AND OTHER SERVICES........................................23
      Management Agreement....................................................23
      The Sub-Advisor.........................................................25
      Principal Underwriter...................................................26
      Legal Counsel...........................................................26
      Transfer Agent..........................................................26
      Administrator...........................................................26

EXECUTION OF PORTFOLIO TRANSACTIONS...........................................27

HOW TO INVEST.................................................................28

      Price of Shares.........................................................28

OTHER INVESTMENT AND REDEMPTION SERVICES......................................29
      The Open Account........................................................29
      Payment and Terms of Offering...........................................29
      Redemption in Kind......................................................30
      Suspension of Redemption Privileges.....................................30

TAXES - MUTUAL FUNDS..........................................................30
      Status as a "Regulated Investment Company"..............................30
      Distributions of Net Investment Income..................................31
      Net Capital Gains.......................................................31
      Non-U.S. Shareholders...................................................31
      Other Information.......................................................31

ADDITIONAL INFORMATION........................................................33
      Custodian...............................................................33
      Independent Auditors; Financial Statements..............................33
      Legal Opinions..........................................................33
      Use of Name.............................................................33
      Shareholder Voting Rights...............................................33
      Liability of Directors and Officers.....................................33
      Certain Shareholders....................................................34
      Other Investment Information............................................34
      Investment Results......................................................35
      Individual Retirement Accounts (IRAs)...................................41
      Rollover IRAs...........................................................41
      SEP-IRAs and SIMPLE IRAs................................................41
      Roth IRA................................................................42
      Profit sharing (including 401(k) and money purchase pension plans)......42
  APPENDIX A DESCRIPTION OF RATINGS..........................................A-1
  APPENDIX B PROXY VOTING POLICIES AND PROCEDURES............................B-1

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

The Advisor will provide direct portfolio management services to the extent that a Sub-Advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional Sub-Advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a Sub-Advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Funds. The Advisor may in its discretion manage all or a portion of the Funds' portfolios directly with or without the use of a Sub-Advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Funds' shareholders separately when the matter affects the specific interest of the Funds (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The descriptions below are intended to supplement the material in the Prospectus.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

Under normal market conditions, at least 80% of the assets (net assets plus borrowings for investment purposes) of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These companies would have a market capitalization that would place them in the smallest 5% of market capitalization measured at the time of purchase. As the value of the total market capitalization changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor or the Sub-Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or be of comparable quality as determined by the Advisor and/or Sub-Advisor.

FREMONT INSTITUTIONAL YIELD+ FUND

The Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation. The Fund will invest in a diversified portfolio of short-term debt securities rated investment grade. See "General Investment Policies" for a discussion of these investment practices.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION

The Funds intend to operate as a "diversified" management investment company, as defined in the 1940 Act. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the Funds' total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

MONEY MARKET INSTRUMENTS

The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See the Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, the Funds may enter into repurchase agreements through which the Funds acquire a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Funds will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Funds will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may enter into reverse repurchase agreements which involve the sale of a security by the Funds and its agreement to repurchase the security at a specified time and price. The Funds will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Funds; accordingly, the Funds will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Funds creates leverage which increases the Funds' investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Funds' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Funds may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor and/or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Funds an undivided interest in the obligation in the proportion that the Funds' participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. The Funds have the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Funds' participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS

The Funds may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds' obligations under a swap agreement will be accrued daily (offset against amounts owed to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Funds' portfolio. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Funds' net assets.

Whether the Funds' use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's and/or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered as illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor and/or Sub-Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS

For the purposes of the Funds' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE

When a temporary defensive posture in the market is appropriate in the Advisor's and/or Sub-Advisor's opinion, the Funds may temporarily invest up to 100% of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Funds may also hold other types of securities from time to time, including bonds.

BORROWING

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the each Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER

The Funds may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Funds may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

The Funds may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of each Fund's assets which may be so invested is not limited, provided that the Funds and their affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Funds' shares in other investment companies. The Funds' purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Funds' investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Funds' investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Funds have the authority to invest all assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Funds. The Funds will notify shareholders prior to initiating such an arrangement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor, the Sub-Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

          TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

          REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

          BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide money for the repayment of these notes.

COMMERCIAL PAPER

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

          REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

          STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

          OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

CORPORATE DEBT SECURITIES

A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds") will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

SEGREGATED ASSETS

Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

REDUCTION IN BOND RATING

In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to the Funds, the Advisor will determine whether a Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See the Appendix A for a complete description of the bond ratings.

WRITING COVERED CALL OPTIONS

The Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total return and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already effectively owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which each Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor and/or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of the Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund manager desires to sell a particular security or currency from a portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Funds.

WRITING COVERED PUT OPTIONS

The Funds may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that the Funds would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Funds would generally write covered put options in circumstances where the Advisor and/or Sub-Advisors wishes to purchase the underlying security or currency for the Funds' portfolio at a price lower than the current market price of the security or currency. In such event the Funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS

The Funds may purchase put options. As the holder of a put option, the Funds have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Funds, as the holders of the put options, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor and/or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when the Funds do not own the underlying security or currency. By purchasing put options on a security or currency not owned, the Funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS

The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing current returns or avoiding tax consequences which could reduce current returns. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

DESCRIPTION OF FUTURES CONTRACTS

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the future Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to "margin" (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

A Fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Funds with a broker in order to initiate futures trading and to maintain the Funds' open positions in futures contracts. A margin deposit ("initial margin") is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS

Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the Funds may purchase call and put options on the underlying securities or currencies. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by the Funds or to reduce or eliminate the hedge position then currently held by the Funds, the Funds may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase OTC options unless the Advisor and/or Sub-Advisor believes that daily valuation for such options are readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Funds may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that the Funds may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Funds' total assets. The Funds will not purchase securities while such borrowings are outstanding.

     6.   Change its status as a diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

     9. Invest in companies for the purpose of exercising control or management.

     10. Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     13. Enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to margin on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

     14. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

     15. Make short sales of securities or maintain a short position, except that the Funds may sell short "against the box."

     16. Invest in securities of an issuer if the investment would cause the Funds to own more than 10% of any class of securities of any one issuer.

     17. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Funds are a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

===================================== ============ ============= ============================= ================== =================
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                 NAME                                                                            FUND COMPLEX           OTHER
                ADDRESS                POSITIONS       YEAR         PRINCIPAL OCCUPATIONS         OVERSEEN BY       DIRECTORSHIPS
             DATE OF BIRTH               HELD       ELECTED(1)         PAST FIVE YEARS             DIRECTOR             HELD
===================================== ============ ============= ============================= ================== =================
"NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(3)                  Director         1988      Vice President and                   13
Fremont Investment Advisors, Inc                                 Director, BelMar Advisors,
333 Market Street, 26th Floor                                    Inc. (marketing firm)
San Francisco, CA 94105
5-14-43

------------------------------------- ------------ ------------- ----------------------------- ------------------ -----------------
Kimun Lee (3)                         Director         1998      Principal of Resources               13          Montalvo Arts
Fremont Investment Advisors, Inc                                 Consolidated (a consulting                       Association, Cal
333 Market Street, 26th Floor                                    and investment banking                           Performances
San Francisco, CA 94105                                          service group).                                  (University of
6-17-46                                                                                                           California at
                                                                                                                  Berkeley)
------------------------------------- ------------ ------------- ----------------------------- ------------------ -----------------
Christine D. Timmerman (3)            Director         1999      Financial Consultant                 13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

===================================== ============ ============= ============================= ================== =================

===================================== ============ ============= ============================= ================== =================
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                 NAME                                                                            FUND COMPLEX           OTHER
                ADDRESS                POSITIONS       YEAR         PRINCIPAL OCCUPATIONS         OVERSEEN BY       DIRECTORSHIPS
             DATE OF BIRTH               HELD       ELECTED(1)         PAST FIVE YEARS             DIRECTOR             HELD
===================================== ============ ============= ============================= ================== =================
"INTERESTED" DIRECTOR(S) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David L. Redo)                        Director         1988      7/03-Present,                        13          Sit/Kim
Fremont Investment, Advisors, Inc.                               Principal/Portfolio                              International
333 Market Street, 26th Floor                                    Manager, Wetherby Asset                          Investment
San Francisco, CA  94105                                         Management 5/01-7/03,                            Associates, Inc.
9-1-37                                                           Managing Director, Fremont
                                                                 Investment Advisors, Inc.;                       CAL Performances
                                                                 9/88 - 5/01, -CEO &
                                                                 Managing Director, Fremont                       Callan Associates
                                                                 Investment Advisors, Inc;
                                                                                                                  Emeritus Trustee
                                                                                                                  - University of
                                                                                                                  California,
                                                                                                                  Berkeley
                                                                                                                  Foundation
------------------------------------- ------------- ------------ ----------------------------- ------------------ -----------------
Deborah L. Duncan                     Chairman,        2003      1/03 - Present, Chairman,            13          New York
Fremont Investment Advisors, Inc.     President,                 President and Director of                        University Stern
333 Market Street, 26th Floor         Director                   the Board of Fremont Mutual                      School
San Francisco, CA 94105                                          Funds, Inc. 4/01-Present,
4-24-55                                                          Managing Director and CFO,
                                                                 Fremont Group, LLC,
                                                                 1979-2000, Executive
                                                                 VP/Asset Management
                                                                 Executive, Chase Manhattan
                                                                 Bank
------------------------------------- ------------- ------------ ----------------------------- ------------------ -----------------
James E. Klescewski                   CFO,             2003      4/03-Present, CFO,                   13
Fremont Investment Advisors, Inc.     Treasurer                  Treasurer, Fremont
333 Market Street, 26th Floor                                    Investment Advisors, Inc.,
San Francisco, CA   94105                                        7/98-4/03, CFO, Montgomery
11-6-55                                                          Asset Management, LLC
===================================== ============= ============ ============================= ================== =================

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.
(2)  "Interested persons" within the meaning as defined in the 1940 Act.
(3)  Member of the Audit Committee and the Contracts Committee.

The Board has two standing committees: the Audit Committee, and the Contracts Committee. The Committee's are comprised and footnoted in the table above. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and sub-advisory new and renewed contracts.

The dollar value of shares owned beneficially as of December 31, 2003:

------------------------------------------------------------------------------------------------------------
                           INSTITUTIONAL U.S.   INSTITUTIONAL                              OTHER ADVISORS
DIRECTOR                       MICRO-CAP           YIELD+        ALL FUNDS (AGGREGATE)        PRODUCTS
------------------------------------------------------------------------------------------------------------
Deborah L. Duncan           $10,001-$50,000                          Above$100,000
------------------------------------------------------------------------------------------------------------
David L. Redo                Above $100,000                          Above $100,000        Above $100,000
------------------------------------------------------------------------------------------------------------
Richard E. Holmes                                                    Above $100,000
------------------------------------------------------------------------------------------------------------
Kimun Lee                                                            Above $100,000
------------------------------------------------------------------------------------------------------------
Christine D. Timmerman                                              $50,001-$100,000
------------------------------------------------------------------------------------------------------------

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2003:

------------------------------------------------------------------------------------------------------------
                                             PENSION OR
                                             RETIREMENT        ESTIMATED
                           AGGREGATE      BENEFITS ACCRUED      ANNUAL
                       COMPENSATION FROM   AS PART OF FUND   BENEFITS UPON   TOTAL COMPENSATION FROM THE
NAME OF PERSON          THE CORPORATION       EXPENSES        RETIREMENT    CORPORATION PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------
Richard E. Holmes           $45,000              $0               $0                   $45,000
------------------------------------------------------------------------------------------------------------
Kimun Lee                   $45,000              $0               $0                   $45,000
------------------------------------------------------------------------------------------------------------
Christine D. Timmerman      $46,250              $0               $0                   $46,250
------------------------------------------------------------------------------------------------------------
David L. Redo               $10,000              $0               $0                   $10,000
------------------------------------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Advisor, and the Advisor has in turn delegated to the Sub-Advisors, responsibility for voting any proxies relating to portfolio securities held by the Funds in accordance with the Sub-Advisor's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the Advisor and the Sub-Advisors on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B. You may obtain a copy of these procedures, free of charge, by calling "toll free" 800-565-0254. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

For its services under the Investment Advisory Agreements (the "Advisory Agreements"), the Advisor is paid a monthly fee at the annual rate of 1.00% of the Institutional U.S. Micro-Cap Fund's average net assets and 0.50% of the Institutional Yield+ Fund's average net assets. The Funds will pay all expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Funds.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

As noted in the Prospectus, the Advisor has contractually agreed to reduce some or all of its fees under the Advisory Agreements if necessary to keep total operating expenses, expressed on an annualized basis, at or below the rate of 1.35% and 0.70% of the Instititutional U.S. Micro Cap Fund's and the Institutional Yield+ Fund's average net assets, respectively, for an indefinite period. However, this limit may be changed with the approval of the Board of Directors. Any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided the Funds are able to effect such reimbursement and remain in compliance with the foregoing expense limitation. In considering approval of the Funds' Advisory Agreement, the Board of Directors specifically considered and approved the provision which permits the Advisor to seek reimbursement of any reduction made to its fees within the three-year period. The Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Funds' ability to effect such reimbursement and remain in compliance with the 1.35% and 0.70% limitations on annual operating expenses. Second, the Advisor must specifically request the reimbursement from the Board of Directors. Third, the Board of Directors must approve such reimbursement as appropriate and not inconsistent with the best interests of the Funds and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Funds until collection is probable; but the full amount of the potential liability will appear in a footnote to the Funds' financial statements. At such time as it appears probable that the Funds are able to effect such reimbursement, that the Advisor intends to seek such reimbursement and that the Board of Directors has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Funds for that current period.

The Advisory Agreements with respect to the Funds may be renewed annually, provided that any such renewals have been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, and (ii) the vote of a majority of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). The Institutional U.S. Micro-Cap Fund accrued advisory fees of $3,237,942,$3,523,093, and $2,839,728 $for the fiscal years ended October 31,
2003, 2002, and 2001, respectively. The Advisor waived $0 $0, and $145,616of its fees for the fiscal years ended October 31, 2003, 2002, and 2001, respectively. The Institutional Yield + Fund accrued advisory fees of $186,844 and $217,961 and waived $70,902 and $86,138 of its fees for the fiscal year ended October 31, 2003 and 2002, respectively.

For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the administrative fee paid by the Institutional U.S. Micro Cap Fund were $483,749,$459,561 and $370,617, respectively. The Institutional Yield+ Fund paid an administrative fee of $56,053 and $65,388 for fiscal year ended October 31, 2003 and 2002, respectively.

In determining whether to renew the Advisory Agreement each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, sub-advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in April 2001, the Board considered a number of factors in reviewing and recommending renewal of the existing Agreement, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the sub-advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISOR

The Advisory Agreement authorizes the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Funds. Pursuant to this authority, Kern Capital Management LLC ("the Sub-Advisor") serves as the Sub-Advisor for the Fremont Institutional U.S. Micro-Cap Fund. The Sub-Advisor is partially owned by the Advisor. The Sub-Advisor will be overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers."

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fremont Institutional U.S. Micro-Cap Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current

Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For its services under the Portfolio Management Agreement, the Advisor has agreed to pay the Sub-Advisor a monthly fee equal to the annual rate of 0.75% of the Fremont Institutional U.S. Micro-Cap Fund's average net assets. Kern Capital Management LLC received from the Advisor (not the Fund) sub-advisory fees of $2,430,685, $2,297,121, and $1,853,241, , for fiscal years ended October 31,
2003, 2002 and 2001, respectively.

The Portfolio Management Agreement for the Fremont Institutional U.S. Micro-Cap Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER

The Funds' principal underwriter is T.O Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT, 06032 (the "Underwriter"). The Underwriter is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Funds' have entered into a distribution agreement with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Distributor") receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2003 for services as Distributor.

The Underwriter has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Underwriter's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL

The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT

The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA, 01581-5120, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of any Fund or any Fund's portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by each Fund and thus borne by that Fund's shareholders.

The Funds may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR

The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA, 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $1 billion and 0.005% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor and/or Sub-Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor and/or Sub-Advisor believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds and the other series of the Investment Company.

The Funds contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although the Funds will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Funds in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which the Funds may invest are generally traded in the over-the-counter markets.

The aggregate dollar amount of brokerage commissions paid by the Institutional U.S. Micro-Cap Fund are $$2,736,946, $1,024,891, and $262,208 for fiscal years ended October 31, 2003, 2002, and 2001, respectively. Of the amount paid for the fiscal year ended October 31, 2003, $83,530 was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor. No brokerage commissions was paid by Fremont Institutional Yield+ Fund for the fiscal year ended October 31, 2003 and 2002.

Subject to the requirement of seeking the best available prices and executions, the Advisor and/or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor and/or Sub-Advisor for the benefit of the Funds and/or other accounts served by the Advisor and/or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor and/or Sub-Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor and/or Sub-Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor and/or Sub-Advisor in managing the Funds' portfolio.

The Funds have filed an application with the Securities and Exchange Commission that seeks relief from various provisions of the 1940 Act to permit each Fund (or a portion of such Fund's portfolio) to engage in principal and brokerage transactions with certain affiliated broker-dealers (and other affiliated persons of the Funds) in very narrow circumstances. Under the terms of the order, if granted, a Fund that has one or more Sub-Advisors would be permitted to engage in principal and brokerage transactions with a broker-dealer that is not an affiliated person of the Fund, the Advisor or Sub-Advisor (except where such affiliation arises simply because the Sub-Advisor provides advisory services to the Fund). The order, if granted, is expected to be issued approximately three months from the date of this Statement of Additional Information.

HOW TO INVEST

PRICE OF SHARES

The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Funds will calculate net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Funds' portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the caealers in the cas. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     1. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

     2. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by the Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     3. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

     4. The Funds' liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     5. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT

When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING

Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Funds until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Funds, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND

The Funds may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES

The Funds may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY"

The Funds will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as separate entities, and the Funds intend to qualify and elect, and to continue to qualify, to be treated as separate "regulated investment companies" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Funds must annually distribute at least 90% of the sum of the investment company taxable income (generally net investment income and certain short-term capital gains), the tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Funds qualify for such tax treatment, the Funds will not be subject to federal income tax on the part of the investment company taxable income and the net capital gain distributed to shareholders. To meet the requirements of the Code, the Funds must (a) derive at least 90% of gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds' total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Funds' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Funds have elected and intend to continue to qualify as a "regulated investment company," the Funds may be subject to certain federal excise taxes unless the Funds meet certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Funds from the current year's ordinary income and capital gain net income and (ii) any amount on which the Funds pay income tax for the year. The Funds intend to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Funds in the same manner whether such dividends are received as shares or in cash. If the Funds do not receive any dividend income from U.S. corporations, dividends from the Funds will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Funds must designate in a written notice to shareholders the amount of the Funds' dividends that would be eligible for this treatment

NET CAPITAL GAINS

Any distributions designated as being made from the Funds' net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Funds' shares. The maximum federal capital gains rate for individuals is 20% for gains realized on or before May 5, 2003 and 15% for gains realized after May 5, 2003, with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when the Funds have net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS

Under the Code, distributions of net investment income by the Funds to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by the Funds to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256 of the Code, futures contracts held by the Funds at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objective, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of the Funds' shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, the Funds' taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. The Funds may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the Funds' investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to a foreign tax credit or deduction for such foreign taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Funds' shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Funds with respect to each qualifying dividend the Funds receive. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Funds. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN

State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS

The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Funds, assist in the preparation of the Funds' federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. . The financial statements of the Funds as of October 31, 2003, are incorporated herein by reference. The financial statements as of October 31, 2003 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS

The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME

The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS

The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS

The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS

To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

                                      SHAREHOLDER                     % HELD AS OF
  FUND NAME                           NAME & ADDRESS                JANUARY 30, 2004
  ---------                           --------------                ----------------

  Institutional U.S. Micro-Cap Fund   NATIONAL FINANCIAL SERVICES
                                      1 WORLD FINANCIAL CTR
                                      NEW YORK NY 10281-1003             29.20

                                      CHARLES SCHWAB & CO INC
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4122        24.45

  Institutional Yield+ Fund           FREMONT INVESTORS INC
                                      199 FREMONT ST
                                      SAN FRANCISCO CA  94105            57.54

                                      NORTHERN TRUST CO AS CUST FBO
                                      BF LONG TERM FUND LP
                                      801 S CANAL ST                     42.46
                                      CHICAGO IL  60675

OTHER INVESTMENT INFORMATION

The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2)  Intermediate U.S. Bonds: Lehman Brothers Intermediate
          Government/Credit Bond Index;

     (3)  Foreign Bonds: Citigroup Non-U.S. Dollar Bond Index; and

     (4)  Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate:
          1987-2003 iMoneyNet First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 2003 are as follows (source: Fremont Investment Advisors, Inc.):

                         Intermediate                 Money Market
           U.S. Stocks    U.S. Bonds   Foreign Bonds   Securities
           -----------   ------------  -------------  ------------
1980          32.5%          6.4%         14.2%          11.8%
1981          -4.9%         10.5%         -4.6%          16.1%
1982          21.6%         26.1%         11.9%          10.7%
1983          22.6%          8.6%          4.4%           8.6%
1984           6.3%         14.4%         -1.9%          10.0%
1985          31.7%         18.1%         35.0%           7.5%
1986          18.7%         13.1%         31.4%           5.9%
1987           5.3%          3.7%         35.2%           6.0%
1988          16.6%          6.7%          2.4%           6.9%
1989          31.7%         12.8%         -3.4%           8.5%
1990          -3.1%          9.2%         15.3%           7.5%
1991          30.5%         14.6%         16.2%           5.5%
1992           7.6%          7.2%          4.8%           3.3%
1993          10.1%          8.8%         15.1%           2.6%
1994           1.3%         -1.9%          6.0%           3.6%
1995          37.6%         15.3%         19.6%           5.3%
1996          23.0%          4.1%          4.5%           4.8%
1997          33.4%          7.9%         -4.3%           4.9%
1998          28.6%          8.4%         11.5%           4.9%
1999          21.0%          0.4%         -5.1%           4.5%
2000          -9.1%         10.1%         -2.6%           5.6%
2001         -11.9%          9.0%         -3.6%           3.5%
2002         -22.1%          9.8%          6.9%           1.1%
2003          28.7%          4.7%         1.88%           0.5%

The Funds are best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in several additional series under separate Prospectuses and Statements of Additional Information.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Funds in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                       n
                                 P(1+T)  = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The average annual total returns of the Funds for the period ended October 31, 2003, are as follows:

                                                                       SINCE
                                      1 YEAR    5 YEARS   10 YEARS   INCEPTION
                                      ------    -------   --------   ---------
Institutional U.S. Micro-Cap Fund*    52.84%    26.22%     18.85%     18.58%
Institutional Yield+ Fund**            2.92%      N/A        N/A       0.66%

*The Institutional U.S. Micro-Cap Fund's returns reflect performance of a separate account, the post-venture fund of Fund A of Bechtel Group Inc.'s retirement plan, net of fees and expenses of the separate account. On August 6, 1997, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The separate account was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act. Had the separate account been registered under the 1940 Act, its performance may have been negatively affected, since the methodology used to calculate performance for the separate account is different from that required for mutual funds.

**The Institutional Yield+ Fund commenced operations on November 1, 2001.


Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are clalculated according to the following formula as required by the SEC:
                                       n
                                 P(1+T)  = ATV
                                              D
          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV  = ending value of a hypothetical $1,000 payment made at the
             D beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) of the Funds for the period ended October 31, 2003, are as follows:

                                                                       SINCE
                                      1 YEAR    5 YEARS   10 YEARS   INCEPTION
                                      ------    -------   --------   ---------
Institutional U.S. Micro-Cap Fund     52.84%     21.97%    16.62%      17.25%
Institutional Yield+ Fund              2.24%       N/A       N/A       (0.14)%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                       n
                                 P(1+T)  = ATV
                                              DR
          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV    =  ending value of a hypothetical $1,000 payment made at the
             DR     beginning of the 1-, 5-, or 10-year periods at the end of
                    the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The average annual total returns (after taxes on distributions and redemptions) of the Funds for the period ended October 31, 2003, are as follows:

                                                                       SINCE
                                      1 YEAR    5 YEARS   10 YEARS   INCEPTION
                                      ------    -------   --------   ---------
Institutional U.S. Micro-Cap Fund     34.35%    20.73%     15.77%      16.58%
Institutional Yield+ Fund              1.88%      N/A        N/A        0.08%

The Funds' investment results will vary from time to time depending upon market conditions, the composition of the Funds' portfolios, and operating expenses of the Funds, so that current or past total return should not be considered representations of what an investment in the Funds may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Funds' investment results with those published for other investment companies and other investment vehicles. The Funds' results also should be considered relative to the risks associated with the Funds' investment objective and policies.

The Investment Company may from time to time compare the investment results of the Funds with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates of deposit (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average

     (6)  CNBC/Financial News Composite Index.

     (7) Russell 1000 Index, which reflects the common stock price changes of the 1,000 largest publicly traded U.S. companies by market capitalization.

     (8) Russell 2000 Index, which reflects the common stock price changes of the 2,000 largest publicly traded U.S. companies by market capitalization.

     (9) Russell 3000 Index, which reflects the common stock price changes of the 3,000 largest publicly traded U.S. companies by market capitalization.

     (10) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

     (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (13) Morgan Stanley Capital International Europe, Australasia and Far East
          (EAFE) Index, which is composed of foreign stocks.

     (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (16) Lehman Brothers Government/Credit Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

     (17) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (18) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (19) 90-day U.S. Treasury Bills Index, which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

     (20) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (21) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (22) Citigroup Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

     (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (24) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (27) International Financial Statistics, which is produced by the International Monetary Fund.

     (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

     (31) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibboitson Associates of Chicago, Illinois ("Ibboitson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider whether the Fund is appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in the value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Funds assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Funds may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differs from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

The Funds' performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Funds' performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the Funds' historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

Any individual who receives earned income from employment (including self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution.

ROLLOVER IRAs

Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAs AND SIMPLE IRAs

Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA

The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(k) AND MONEY PURCHASE PENSION PLANS)

Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

     1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

     3) The number of listed companies: International Finance Corporation, Citigroup, Inc., and S.G. Warburg.

     4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

     5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

     6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

     8)   Gross Domestic Product (GDP): Datastream and The World Bank.

     9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

     10)  Population: The World Bank, Datastream, and United Nations.

     11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

     12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

     13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

     14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     15) Foreign direct investments to developing countries: The World Bank and Datastream.

     16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

     17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

     18) Political and economic structure of countries: Economist Intelligence Unit.

     19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

     20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Funds' investment objectives will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG."

FITCH RATINGS' short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Exceptional financial security. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - Excellent financial security. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Good financial security. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Adequate financial security. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH RATINGS' rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "High credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. This is the lowest investment grade category."

                APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

                    FREMONT INVESTMENT ADVISORS, INC. ("FIA")

                                       AND

                       FREMONT MUTUAL FUNDS, INC. ("FMF")

                                  PROXY POLICY

The FIA Proxy Committee has the responsibility to vote securities that are held in portfolios for which FIA has direct fiduciary responsibility. FIA will vote all proxies solicited by the issuers of such securities. The procedures below are based on our fiduciary obligation to act in the best long-term interest of our clients and shareholders. Hence, our practice is to examine each proposal and to vote against each issue which could negatively affect shareholder/client rights and could adversely impact the current or long-term market value of the company's securities.

The Committee is composed of:

   Chairman:    E.D. TAYLOR      President & Chief Executive Officer
   Members:     J. Klescewski    Senior Vice President & Chief Financial Officer
                S. Ng            Assistant Portfolio Manager

PROXY VOTING PROCEDURES

At the beginning of each proxy season, the Proxy Committee considers and establishes guidelines for new controversial issues that are likely to be on ballots during the season. The committee will also meet periodically to establish guidelines for any unanticipated new issues.

FIA utilizes the voting, research services and record keeping provided by ISS (Institutional Shareholder Services) when voting on issues. ISS is informed of FIA's proxy voting policies/guidelines and will vote ballots based on these policies. ISS provides the research data regarding each proxy received.

RESOLVING CONFLICTS OF INTEREST

FIA and its personnel are expected to maintain objectivity and avoid undisclosed conflicts of interest. In the performance of their duties and responsibilities under this Policy, FIA and its personnel should consider whether a material conflict of interest exists. A material conflict of interest would generally arise if FIA or any of its personnel directly or indirectly participated in any investment, interest, association, activity or relationship, that may impair or be presumed to impair objectivity. Even an appearance of a material conflict of interest should be handled as if an actual material conflict of interest exists.

There are many situations that can create a material conflict of interest. To guard against one type of conflict of interest, FIA reviews the outside business activities of the board of directors of both FIA and FMF to ensure that no individual sits on the board of any publicly traded company. If a director should be found to sit on the board of publicly traded company, that company's stock would be on a 'do not purchase' list. Many other types of potential conflicts of interest exist, which FIA will monitor.

If a material conflict of interest exists with respect to FIA's voting a proxy or taking some other corporate action with respect to a portfolio holding, FIA will rely on the recommendation of ISS, an independent third-party. ISS votes the

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proxies based on a pre-determined voting policy based on the guidelines set forth by the Proxy Committee. These guidelines are based on best shareholder practices and research provided by ISS. These guidelines are not set forth on a company-by-company basis, only on an issue basis.

On the case-by-case circumstances, the Proxy Committee will review the issue and the potential impact on shareholder value. The Proxy Committee may also consider information from many sources, including the portfolio manager, the group that is presenting the proposal and independent proxy research services.

PROXY ISSUES

The following is a concise summary of common proxy issues and FIA and FMF's policy, in the absence of special circumstances, on voting each issue:

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees


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Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


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REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

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9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.

Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit re-pricing or where the company has a history of re-pricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the re-pricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                           KERN CAPITAL MANAGEMENT LLC

Kern Capital Management LLC ("KCM") exercises voting authority for certain clients. KCM's policies and procedures with respect to the voting of proxies are reasonably designed to ensure that KCM votes proxies in the best interests its clients and that such votes are properly and timely exercised. Such policies include the use of third party research and voting guidelines, which assist KCM in evaluating proxy proposals, and procedures for dealing with possible conflicts that may arise between the interests of KCM and its clients. KCM will generally vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, KCM considers the proxy research and voting recommendations of Institutional Shareholder Services Corp. ("ISS") a third party independent proxy agent, internal voting guidelines and its own research. KCM will generally vote routine and non-routine proxies in accordance with the recommendations provided by ISS. To the extent KCM votes differently from an ISS recommendation, KCM documents the factors it considers in determining its proxy vote.

As a general rule, in the case of any material conflicts of interest between KCM and its clients, KCM will adhere to the voting recommendation provided by ISS.

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